As filed with the Securities and Exchange Commission on April 30, 2007

                                                     Registration Nos. 333-25443
                                                                    and 811-9080

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre- Effective Amendment                 [ ]
                          Post-Effective Amendment No. 12         [X]
                                          and
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY             [ ]
                                 ACT OF 1940
                            Amendment No. 23          [X]

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
               --------------------------------------------------
                           (Exact Name of Registrant)

                       KANSAS CITY LIFE INSURANCE COMPANY
                       ----------------------------------
                               (Name of Depositor)

                 3520 Broadway, Kansas City, Missouri 64111-2565
                 -----------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (816) 753-7000

      Name and Address of Agent for Service:               Copy to:

              William A. Schalekamp                       W. Thomas Conner
        Kansas City Life Insurance Company       Sutherland Asbill & Brennan LLP
                  3520 Broadway                   1275 Pennsylvania Avenue, N.W.
         Kansas City, Missouri 64111-2565           Washington, DC 20004-2415

It is proposed that this filing will become effective:
   [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
   [X] On May 1, 2007, pursuant to paragraph (b) of Rule 485
   [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ] On (date) pursuant to paragraph (a)(1) of Rule 485

                      Title of securities being registered:
         Flexible Premium Survivorship Variable Life Insurance Contracts

                                   PROSPECTUS
    FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       KANSAS CITY LIFE INSURANCE COMPANY

       STREET ADDRESS                              SEND CORRESPONDENCE TO:
       3520 BROADWAY                               VARIABLE ADMINISTRATION
KANSAS CITY, MISSOURI 64111-2565                        P.O. BOX 219364
   TELEPHONE (816) 753-7000                     KANSAS CITY, MISSOURI 64121-9364
                                                     TELEPHONE (800) 616-3670

This Prospectus describes a flexible premium survivorship variable universal life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract. The Contract also provides you the opportunity to allocate net premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:

AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund (Series I Shares)
   AIM V.I. Core Equity Fund (Series I Shares)
   AIM V.I. Technology Fund (Series I Shares)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   American Century VP Capital Appreciation Fund
   American Century VP Income & Growth Fund
   American Century VP International Fund
   American Century VP Mid Cap Value Fund
   American Century VP Ultra Fund
   American Century VP Value Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC
   American Century VP Inflation Protection Fund (Class II)

CALAMOS(R) ADVISORS TRUST
   Calamos Growth and Income Portfolio

DREYFUS VARIABLE INVESTMENT FUND
   Appreciation Portfolio - Initial Shares
   Developing Leaders Portfolio - Initial Shares

DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
INITIAL SHARES

FEDERATED INSURANCE SERIES
   Federated American Leaders Fund II
   Federated High Income Bond Fund II
   Federated Prime Money Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS CONTRAFUND(R)
PORTFOLIO
   VIP Contrafund(R) Portfolio (Service Class 2)

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
   VIP Freedom Income Portfolio (Service Class 2)
   VIP Freedom 2010 Portfolio (Service Class 2)
   VIP Freedom 2015 Portfolio (Service Class 2)
   VIP Freedom 2020 Portfolio (Service Class 2)
   VIP Freedom 2025 Portfolio (Service Class 2)
   VIP Freedom 2030 Portfolio (Service Class 2)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Global Real Estate Securities Fund (Class 2)
   (formerly known as Franklin Real Estate Fund (Class 2))
   Franklin Small-Mid Cap Growth Securities Fund (Class 2)
   Templeton Developing Markets Securities Fund (Class 2)
   Templeton Foreign Securities Fund (Class 2)

JPMORGAN SERIES TRUST II
   JPMorgan Mid Cap Value Portfolio
   JPMorgan Small Company Portfolio
   JPMorgan U.S. Large Cap Core Equity Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM)
   MFS Emerging Growth Series
   MFS Research Series
   MFS Research Bond Series
   MFS Strategic Income Series
   MFS Total Return Series
   MFS Utilities Series

SELIGMAN PORTFOLIOS, INC.
   Seligman Capital Portfolio (Class 2)
   Seligman Communications and Information Portfolio
   (Class 2)
   Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of net premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three Coverage Options available under the Contract:

o   Option A: a level Death Benefit;

o   Option B: a Death Benefit that fluctuates with the value of the Contract;
    and

o Option L: provides a Death Benefit pattern that can be level for several years and then can increase at a particular time that you choose.

We also offer a Guaranteed Minimum Death Benefit Option, which guarantees payment of the Specified Amount (less Indebtedness and past due charges) upon the death of the last surviving Insured provided that you meet the Guaranteed Minimum Death Benefit Option requirements.

The Contract provides for a value that you can receive by surrendering the Contract. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise the no-fee transfer right.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP THESE FOR FUTURE REFERENCE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS, INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2007.

PROSPECTUS CONTENTS
SUMMARY OF THE CONTRACT.......................................................................1
CONTRACT BENEFITS ............................................................................1
CONTRACT RISKS ...............................................................................2
PORTFOLIO RISKS ..............................................................................4

FEE TABLE ....................................................................................4
   RANGE OF PORTFOLIO OPERATING EXPENSES .....................................................7
   ANNUAL PORTFOLIO OPERATING EXPENSES .......................................................7

GENERAL INFORMATION ABOUT KANSAS CITY LIFE...................................................11
   KANSAS CITY LIFE INSURANCE COMPANY........................................................11
   FIXED ACCOUNT ............................................................................11

THE VARIABLE ACCOUNT AND THE FUNDS...........................................................11
   KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT...........................................11
   THE FUNDS ................................................................................11
   ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.........................................15
   VOTING RIGHTS ............................................................................16

CHARGES AND DEDUCTIONS ......................................................................16
   PREMIUM EXPENSE CHARGES...................................................................16
   MONTHLY DEDUCTION.........................................................................17
   DAILY MORTALITY AND EXPENSE RISK CHARGE ..................................................19
   TRANSFER PROCESSING FEE ..................................................................19
   PARTIAL SURRENDER FEE.....................................................................19
   FUND EXPENSES ............................................................................19
   OTHER TAX CHARGE..........................................................................19

THE CONTRACT ................................................................................19
   PURCHASING A CONTRACT ....................................................................19
   WHO SHOULD PURCHASE A CONTRACT ...........................................................19
   APPLYING FOR A CONTRACT...................................................................19
   OWNERSHIP.................................................................................20
   CHANGE OF OWNERSHIP ......................................................................20
   DETERMINATION OF CONTRACT DATE ...........................................................20
   REPLACEMENT OF EXISTING INSURANCE ........................................................21
   FREE LOOK RIGHT TO CANCEL CONTRACT .......................................................21

ALLOCATIONS AND TRANSFERS....................................................................21
   PREMIUM ALLOCATIONS AND CREDITING.........................................................21
   TRANSFER PRIVILEGE .......................................................................22
   DOLLAR COST AVERAGING PLAN ...............................................................23
   PORTFOLIO REBALANCING PLAN................................................................24
   CHANGES IN THE CONTRACT OR BENEFITS.......................................................24
   OPTIONAL RIDERS ..........................................................................25

PREMIUM PAYMENTS ............................................................................26
   PREMIUMS .................................................................................26
   PREMIUM PAYMENTS TO PREVENT LAPSE ........................................................26

HOW YOUR CONTRACT VALUES VARY................................................................27
   BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT ..........................................27
   DETERMINING THE CONTRACT VALUE ...........................................................27
   CASH SURRENDER VALUE .....................................................................28
   COMPANY HOLIDAYS .........................................................................28

DEATH BENEFIT................................................................................28

   AMOUNT OF DEATH BENEFIT PROCEEDS .........................................................29
   TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT .........................29
   COVERAGE OPTIONS .........................................................................29
   CORRIDOR DEATH BENEFIT....................................................................29
   GUARANTEED MINIMUM DEATH BENEFIT OPTION ..................................................30
   EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT ...............31

CHANGES IN DEATH BENEFIT ....................................................................31
   EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT ........................................31
   CHANGES IN COVERAGE OPTION ...............................................................31
   INCREASES IN THE ADDITIONAL INSURANCE AMOUNT .............................................32
   DECREASES IN TOTAL SUM INSURED ...........................................................32
   SELECTING AND CHANGING THE BENEFICIARY....................................................33

CASH BENEFITS ...............................................................................33
   CONTRACT LOANS............................................................................33
   SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE........................................34
   PARTIAL SURRENDERS .......................................................................34
   PAYMENT OPTIONS ..........................................................................34
   PAYMENT OF PROCEEDS ......................................................................35
   REINSTATEMENT OF CONTRACT ................................................................36

TAX CONSIDERATIONS...........................................................................36
   INTRODUCTION .............................................................................36
   TAX STATUS OF THE CONTRACT ...............................................................36
   TAX TREATMENT OF CONTRACT BENEFITS........................................................36
   POSSIBLE TAX LAW CHANGES .................................................................39
   OUR INCOME TAXES..........................................................................39

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE...................................39
   SALE OF THE CONTRACTS.....................................................................39
   TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS ........................40
   LITIGATION................................................................................41
   FINANCIAL STATEMENTS......................................................................41

DEFINITIONS..................................................................................42

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS........................................45

SUMMARY OF THE CONTRACT

     THE CONTRACT. The Contract is a Flexible Premium Survivorship Variable Life Insurance Contract. As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds. You pay premiums for insurance coverage. The Contract also provides for accumulation of net premiums and a value if the Contract terminates. The value during the early years of the Contract is likely to be much lower than the net premiums paid.

The Death Benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate net premiums. There is no guaranteed minimum value. You may choose to elect the Guaranteed Minimum Death Benefit Option. Under this option we guarantee that we will pay the Specified Amount upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement. (See "Guaranteed Minimum Death Benefit Option," page 30) If this option is not in effect and the value is not enough to pay charges due, then the Contract will lapse without value after a Grace Period. (See "Premium Payments to Prevent Lapse," page 26) If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See "TAX CONSIDERATIONS," page 36) The Contract also permits loans and partial surrenders, within limits.

This summary describes the Contract's important benefits and risks. The sections in the Prospectus following this summary discuss the Contract's benefits and other provisions in more detail. THE "DEFINITIONS" SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

The Contract is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE CONTRACTS IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs. These contracts would also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about these other contracts, contact your registered representative.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the Funds' prospectuses carefully before investing.

CONTRACT BENEFITS

    DEATH BENEFITS. We pay a death benefit to the beneficiary if the last surviving Insured dies while the Contract is in force and prior to the Contract's maturity date. We pay the death benefit when we receive satisfactory proof at our Home Office of the last surviving Insured's death.

o Death Benefits are available as lump sum or under a variety of payment options.

o The minimum initial Total Sum Insured is $200,000, which may be made up of a combination of Specified Amount and Additional Insurance Amount. The Specified Amount must be at least $100,000. We may allow these minimum limits to be reduced. (See page 19)

o There are three Coverage Options available. The Death Benefit under each Coverage Option is:

    Option A-- at least equal to the Total Sum Insured on the date of the death
    --------
    of the last surviving Insured.

    Option B-- at least equal to the Total Sum Insured on the date of the death
    --------
    of the last surviving Insured plus Contract Value.

    Option L-- at least equal to the sum of the Total Sum Insured on the date of
    --------
    the death of the last surviving Insured and an amount equal to the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit percentage less the Total Sum Insured on that Contract Anniversary. (See "Coverage
    Options," page 29)

o Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply). If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect. (See page 30)

o There is flexibility to change the Coverage Option and Specified Amount. (See "Changes in Coverage Option," page 31 for rules and limits.) Changing the Coverage Option or Specified Amount may have tax consequences.

o   We deduct any Indebtedness from the amount payable.

CASH BENEFITS

o CONTRACT LOANS. You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available in the 11th Contract Year. Loans reduce the amount available for allocations and transfers. Loans may have tax consequences. (See "TAX CONSIDERATIONS," page 36)

o FULL SURRENDER. You may surrender your Contract at any time for its Cash Surrender Value. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS," page 36)

o PARTIAL SURRENDER. Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies. Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 36)

    TRANSFERS. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions. There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers do not carry over to the next Contract Year. We will deduct any transfer processing fee from the remaining Contract Value.

    TAX BENEFITS. While guidance is limited for survivorship contracts, we intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit. In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "TAX CONSIDERATIONS," page 36)

    FREE LOOK RIGHT TO CANCEL. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract," page 21) During this "free-look" period, we will allocate premiums to the Federated Prime Money Fund II Subaccount for 30 days. (See "Premium Allocations and Crediting," page 21) For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

    SUPPLEMENTAL BENEFITS. The following supplemental and/or rider benefits are available and may be added to your Contract. We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction. Each is subject to its own requirements as to eligibility and additional cost.

o   Contract Split Option Rider

o   Joint First to Die Term Life Insurance Rider

o   Joint Survivorship Four-Year Term Life Insurance Rider

All of these riders may not be available in all states. Additional rules and limits apply to these supplemental and/or rider benefits. Please ask your Kansas City Life agent for further information or contact the Home Office.

    ILLUSTRATIONS. We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. Such tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative. The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

    INVESTMENT RISK. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease. In addition, we deduct Contract fees and charges from your Contract Value. There is no minimum guaranteed Contract Value. The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract. During times of poor investment performance, these deductions will have an even greater impact on your Contract Value. You could lose everything you invest. If you allocate net premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

    RISK OF LAPSE. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will lapse without value after a Grace Period. The purpose of the Grace Period is to give you the chance to pay enough premiums to keep your Contract in force. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The Grace Period is 61 days and starts when we send the notice. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of premiums required to prevent lapse will also vary. A lapse could result in adverse tax consequences.

    TAX RISKS. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to certain features of the Contract is limited. Nevertheless, we believe it is reasonable to conclude that the Contract should satisfy the applicable requirements. There is necessarily some uncertainty, however, particularly if you pay the full amount of premiums permitted under the Contract.

Depending on the total amount of premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws. If a Contract is treated, as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach age 59 1/2. If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions although the tax preferred treatment of preferred loans is unclear. Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax. (See "TAX CONSIDERATIONS," page 36)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

    RISK OF INCREASE IN CURRENT FEES AND EXPENSES. Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Contract in force.

    SURRENDER AND PARTIAL SURRENDER RISKS. You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future. We designed the Contract to meet long-term financial goals. THE CONTRACT IS NOT SUITABLE AS A SHORT-TERM INVESTMENT. A surrender or partial surrender may have tax consequences. (See "TAX CONSIDERATIONS," page 36)

    LOAN RISKS. A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

o Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if this Fixed Account net interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account net interest rate is higher than the investment return of the applicable Subaccounts).

o A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.

o If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

A loan may have tax consequences. In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly. (See "TAX CONSIDERATIONS," page 36)

    RISK OF FREQUENT TRANSFERS. We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information.

THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay premiums, make partial surrenders, or transfer Contract account value among the Subaccounts and the Fixed Account, or if the Contract lapses.

--------------------------------------------------------------------------------------------------------------------
                                                 TRANSACTION FEES-
--------------------------------------------------------------------------------------------------------------------
      CHARGE                    WHEN CHARGE IS DEDUCTED                           AMOUNT DEDUCTED
                                                                ----------------------------------------------------
                                                                 GUARANTEED CHARGE(1)            CURRENT CHARGE(1)

--------------------------------------------------------------------------------------------------------------------
PREMIUM PROCESSING            Upon receipt of each Premium      4.85% of each Premium       4.85% of each Premium
CHARGE                        Payment                           Payment                     Payment
--------------------------------------------------------------------------------------------------------------------

SALES CHARGE(2)               Upon receipt of each Premium      50% of Premium up to        50% of Premium up to
                              Payment during Contract           Target Premium and 2%       Target Premium and 2%
                              Year 1                            of Excess Premium(3)         of Excess Premium(3)
                                                                (during Contract Year 1)    (during Contract Year 1)
--------------------------------------------------------------------------------------------------------------------

PARTIAL SURRENDER FEE         Upon each partial surrender       The lesser of 2% of the     The lesser of 2% of the
                                                                amount surrendered or       amount surrendered or
                                                                $25.                        $25.
--------------------------------------------------------------------------------------------------------------------

TRANSFER PROCESSING FEE
--------------------------------------------------------------------------------------------------------------------
                              Upon the first 6 transfers in a   No Charge                   No Charge
                              Contract year
--------------------------------------------------------------------------------------------------------------------
                              Upon each transfer over 6 in a    $25 per transfer            $25 per transfer
                              Contract year
--------------------------------------------------------------------------------------------------------------------

____________________________

(1) For each type of charge, the guaranteed charge and the current charge are shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

(2) We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account. The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year, as shown in the table below. During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums. The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount.

------------------------------------------------------------------------------------
Contract Year          Sales Charge as % of Premiums        Sales Charge % of Excess
                         Paid up to Target Premium               Premiums Paid
------------------------------------------------------------------------------------
   Year 1                      50% of Premiums                  2% of Premiums
------------------------------------------------------------------------------------
  Years 2-5                   15% of Premiums                   2% of Premiums
------------------------------------------------------------------------------------
  Years 6-10                  6% of Premiums                    2% of Premiums
------------------------------------------------------------------------------------
  Years 11-20                 2% of Premiums                    2% of Premiums
------------------------------------------------------------------------------------
  Years 21 +                     No Charge                        No Charge
------------------------------------------------------------------------------------

(3) Excess Premiums are the portion of total Premiums we receive during a Contract Year that exceeds the Target Premium.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the Insured or the Specified Amount under the Contract, then the fee table lists the minimum and maximum charges we assess under the Contract, and the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics set forth below. These charges may not be typical of the charges you will pay.

---------------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
      CHARGE                           WHEN CHARGE IS DEDUCTED                                 AMOUNT DEDUCTED
                                                                          -------------------------------------------------------
                                                                             GUARANTEED CHARGE(4)           CURRENT CHARGE(4)

---------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(5)
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum                   On the Allocation Date and          $0.001 - $1,000 per            $0.0008 - $358.81 per
Charge                                each Monthly Anniversary Day        $1,000 of net amount at        $1,000 of net amount at
                                                                          risk(6) annually               risk(6) annually
---------------------------------------------------------------------------------------------------------------------------------

Charge for a Male Non-                On the Allocation Date and          $0.005per $1,000 of net        $0.005 per $1,000 of
Smoker age 40 and Female              each Monthly Anniversary Day        amount at risk(6) annually     net amount at risk(6) per
Non-Smoker age 40, with a                                                                                annually
Specified Amount of
$700,000 in the first Contract
year
---------------------------------------------------------------------------------------------------------------------------------
MONTHLY EXPENSE CHARGE
---------------------------------------------------------------------------------------------------------------------------------
During all Contract Years             On the Contract Date and on         $7.50 plus $0.02 per           $7.50 plus $0.02 per
                                      each Monthly Anniversary Day        $1,000 of the Total Sum        $1,000 of the Total
                                      for all Contract Years              Insured per month              Sum Insured per month
During the First Five
---------------------------------------------------------------------------------------------------------------------------------
Contract Years                        On the Contract Date and on         $12.50 per month               $12.50 per month
                                      each Monthly Anniversary Day
                                      for the first 5 Contract Years
---------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK            Daily                               Annual rate of 0.90% of        Annual rate of 0.625%
CHARGE                                                                    the average daily net          of the average daily net
                                                                          assets of each                 assets of each
                                                                          Subaccount you are             Subaccount you are
                                                                          invested in                    invested in
---------------------------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE(7)           At the end of each Contract         2%                             2%
                                      Year
---------------------------------------------------------------------------------------------------------------------------------

____________________________

(4) For each type of charge, the guaranteed charge and the current charge is shown. The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.

(5) Cost of insurance charges vary based on the Insureds' age, sex, number of completed Contract Years, Total Sum Insured, and risk class. The charge generally increases as the Insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract. More detailed information concerning your cost of insurance charges is available on request from our Home Office.

(6) The net amount at risk on a Monthly Anniversary is the difference between the Death Benefit and the Contract Value.

(7) The maximum guaranteed net cost of loans is 2.0% annually. The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (6.0%) and the amount credited to the Loan Account (4.0%). Preferred loans are available beginning in the eleventh Contract Year. We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%. Therefore, the net cost of a preferred loan is 0% per year.

---------------------------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
      CHARGE                      WHEN CHARGE IS DEDUCTED                                    AMOUNT DEDUCTED
                                                                       ----------------------------------------------------------
                                                                          GUARANTEED CHARGE(1)             CURRENT CHARGE(1)

---------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES(8)
---------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM               During the first 10 Contract          No Charge                        No Charge
DEATH BENEFIT OPTION             Years
---------------------------------------------------------------------------------------------------------------------------------
                                 On each Monthly Anniversary           $0.03 per $1,000 of              $0.01 per $1,000 of
                                 Day after the first 10 Contract       Specified Amount                 Specified Amount
                                 Years
---------------------------------------------------------------------------------------------------------------------------------
CONTRACT SPLIT OPTION RIDER      On rider's effective date and on      $0.03 per $1,000 of rider        $0.03 per $1,000 of
                                 each Monthly Anniversary Day          coverage amount per              rider coverage amount
                                                                       month                            per month
---------------------------------------------------------------------------------------------------------------------------------
JOINT FIRST TO DIE TERM LIFE
INSURANCE RIDER
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum              On rider's effective date and on      $0.06 - $83.33 per $1,000        $0.04 - $56.07 per
Charge                           each Monthly Anniversary Day          of rider coverage amount         $1,000 of rider
                                                                       per month                        coverage amount per
                                                                                                        month
---------------------------------------------------------------------------------------------------------------------------------
Charge for a Male Non-           On rider's effective date and on      $0.69 per $1,000 of rider        $0.37 per $1,000 of
Smoker age 55 and Female         each Monthly Anniversary Day          coverage amount per              rider coverage amount
Non-Smoker age 55 with a                                               month for a Male, $0.53          per month for a Male,
Specified Amount of                                                    per $1,000 of rider for a        $0.26 per $1,000 of
$700,000 in the first Contract                                         Female                           rider coverage per
Year                                                                                                    month for a Female
---------------------------------------------------------------------------------------------------------------------------------
JOINT SURVIVORSHIP FOUR-
YEAR TERM LIFE INSURANCE
RIDER
---------------------------------------------------------------------------------------------------------------------------------
Minimum and Maximum              On rider's effective date and on      $0.01 - $158.08 per              $0.01 - $102.34 per
Charge                           each Monthly Anniversary Day          $1,000 of rider coverage         $1,000 of rider
                                                                       amount annually                  coverage amount
                                                                                                        annually
---------------------------------------------------------------------------------------------------------------------------------
Charge for a Male Non-           On rider's effective date and on      $0.50 per $1,000 of rider        $0.30 per $1,000 of
Smoker age 55 and Female         each Monthly Anniversary Day          coverage amount                  rider coverage amount
Non-Smoker age 55 with a                                               annually                         annually
Specified Amount of
$1,400,000 in the first
Contract Year
---------------------------------------------------------------------------------------------------------------------------------

For information concerning compensation paid in connection with the sale of the Contracts, see "Sale of the Contracts," page 39.

____________________________

(8) Charges for most of the riders vary based on individual characteristics such as the Insureds' issue or actual age, sex, and risk class, and may vary based on Contract Year and base Total Sum Insured or net amount at risk. Charges based on actual age may increase as an Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Contract's specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2006. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES(9)

----------------------------------------------------------------------------------------------------------------
                                                                              MINIMUM                MAXIMUM
                                                                              -------                -------
----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses              0.27%                  1.72%
that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)
----------------------------------------------------------------------------------------------------------------

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2006.

ANNUAL PORTFOLIO OPERATING EXPENSES(10)

  (expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                        MANAGEMENT    12b-1/     OTHER    ACQUIRED     TOTAL      CONTRACTUAL FEE    TOTAL PORTFOLIO
                                   FEES       SERVICE   EXPENSES    FUND      PORTFOLIO     WAIVER OR        ANNUAL OPERATION
                                               FEES                FEES AND     ANNUAL        EXPENSE          EXPENSES AFTER
                                                                   EXPENSES   OPERATING    REIMBURSEMENT      REIMBURSEMENT
                                                                               EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
FUNDS
-----------------------------------------------------------------------------------------------------------------------------

AIM V.I. Capital Appreciation      0.61%        NA        0.30%       NA        0.91%(11)       NA                   NA
Fund (Series I Shares)
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund          0.61%        NA        0.28%      0.02%      0.91%(11)       NA                   NA
(Series I Shares)
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I Technology Fund            0.75%        NA        0.37%       NA        1.12%(11)       NA                   NA
(Series I Shares)
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC
-----------------------------------------------------------------------------------------------------------------------------

American Century VP Capital        1.00%        NA        0.00%       NA        1.00%(12)       NA                   NA
Appreciation Fund
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Income         0.70%        NA        0.00%       NA        0.70%(12)       NA                   NA
& Growth Fund
-----------------------------------------------------------------------------------------------------------------------------
American Century VP                1.23%        NA        0.00%       NA        1.23%(12)       NA                   NA
International Fund
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Mid            1.00%        NA        0.00%       NA        1.00%(12)       NA                   NA
Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R)       1.00%        NA        0.00%       NA        1.00%(12)       NA                   NA
Fund
-----------------------------------------------------------------------------------------------------------------------------

____________________________

(9) The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown. If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

(10) These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value. The investment adviser of each Fund or the Fund provided the above information, and Kansas City Life has not independently verified it. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown. See the Portfolios' prospectuses for more complete information.

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                            MANAGEMENT    12b-1/     OTHER    ACQUIRED     TOTAL      CONTRACTUAL FEE    TOTAL PORTFOLIO
                                       FEES       SERVICE   EXPENSES    FUND      PORTFOLIO     WAIVER OR        ANNUAL OPERATION
                                                   FEES                FEES AND     ANNUAL        EXPENSE          EXPENSES AFTER
                                                                       EXPENSES   OPERATING    REIMBURSEMENT      REIMBURSEMENT
                                                                                   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------

American Century VP Value               0.93%       NA       0.00%        NA         0.93%(12)        NA                  NA
Fund
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS II, INC
---------------------------------------------------------------------------------------------------------------------------------
American Century VP Inflation           0.49%     0.25%      0.01%        NA         0.75%(13)        NA                  NA
Protection Fund (Class II)
---------------------------------------------------------------------------------------------------------------------------------
CALAMOS(R) ADVISORS TRUST
---------------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income               0.75%       NA       0.52%        NA         1.27%            NA                  NA
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT
FUND
---------------------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio - Initial        0.75%       NA       0.07%        NA         0.82%            NA                  NA
Shares
---------------------------------------------------------------------------------------------------------------------------------
Developing Leaders Portfolio            0.75%       NA       0.07%      0.02%        0.84%            NA                  NA
- Initial Shares
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,               0.25%       NA       0.02%        NA         0.27%            NA                  NA
INC. - INITIAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY                    0.75%       NA       0.08%        NA         0.83%            NA                  NA
RESPONSIBLE GROWTH FUND,
INC. - INITIAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
---------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders              0.75%       NA       0.40%        NA         1.15%          0.25%               0.90%
Fund II
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond              0.60%       NA       0.40%        NA         1.00%          0.25%               0.75%
Fund II
---------------------------------------------------------------------------------------------------------------------------------
Federated Prime Money                   0.50%       NA       0.61%        NA         1.11%          0.46%               0.65%
Fund II
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS CONTRAFUND(R)
PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------

VIP CONTRAFUND(R) PORTFOLIO             0.57%     0.25%      0.09%        NA         0.91%(14)        NA                  NA
(SERVICE CLASS 2)
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS
---------------------------------------------------------------------------------------------------------------------------------
VIP Freedom Income Portfolio              NA      0.25%      0.00%      0.46%        0.71%            NA                  NA
(Service Class 2)
---------------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2010 Portfolio                NA      0.25%      0.00%      0.57%        0.82%            NA                  NA
(Service Class 2)
---------------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2015 Portfolio                NA      0.25%      0.00%      0.61%        0.86%            NA                  NA
(Service Class 2)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                            MANAGEMENT    12b-1/     OTHER    ACQUIRED     TOTAL      CONTRACTUAL FEE    TOTAL PORTFOLIO
                                       FEES       SERVICE   EXPENSES    FUND      PORTFOLIO     WAIVER OR        ANNUAL OPERATION
                                                   FEES                FEES AND     ANNUAL        EXPENSE          EXPENSES AFTER
                                                                       EXPENSES   OPERATING    REIMBURSEMENT      REIMBURSEMENT
                                                                                   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2020 Portfolio                NA      0.25%      0.00%       0.64%        0.89%            NA               NA
(Service Class 2)
---------------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2025 Portfolio                NA      0.25%      0.00%       0.65%        0.90%            NA               NA
(Service Class 2)
---------------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2030 Portfolio                NA      0.25%      0.00%       0.68%        0.93%            NA               NA
(Service Class 2)
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
---------------------------------------------------------------------------------------------------------------------------------
Franklin Global Real Estate             0.47%     0.25%      0.03%         NA         0.75%            NA               NA
Securities Fund (Class 2)
(formerly known as Franklin
Real Estate Fund (Class 2))
---------------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap                  0.48%     0.25%      0.29%       0.01%        1.02%          0.01%            1.02%(15)
Growth Securities Fund
(Class 2)
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing                    1.23%     0.25%      0.24%         NA         1.72%            NA               NA
Markets Securities Fund
(Class 2)
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities            0.63%     0.25%      0.15%       0.03%        1.03%          0.03%            1.03%(15)
Fund (Class 2)
---------------------------------------------------------------------------------------------------------------------------------
JPMORGAN SERIES TRUST II
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value                  0.70%       NA       0.55%       0.01%(16)    1.26%          0.01% (17)       1.25%
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company                  0.60%       NA       0.55%       0.01%(16)    1.16%          0.01%(17)        1.15%
Portfolio
---------------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Large Cap                 0.35%       NA       0.50%         NA         0.85%            NA               NA
Core Equity Portfolio
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST(SM)
---------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series              0.75%       NA       0.12%         NA         0.87%            NA               NA
---------------------------------------------------------------------------------------------------------------------------------
MFS Research Series                     0.75%       NA       0.14%         NA         0.89%            NA               NA
---------------------------------------------------------------------------------------------------------------------------------

MFS Research Bond Series                0.60%       NA       0.35%         NA         0.95%          0.25%(18,19)     0.70%
---------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Series             0.75%       NA       0.61%         NA         1.36%          0.48%(18)        0.88%
---------------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                 0.75%       NA       0.10%         NA         0.85%          0.02%(18)        0.83%
---------------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series                    0.75%       NA       0.11%         NA         0.86%            NA               NA
---------------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
---------------------------------------------------------------------------------------------------------------------------------
Seligman Capital Portfolio              0.40%     0.25%      0.65%         NA         1.30%            NA               NA
(Class 2)
---------------------------------------------------------------------------------------------------------------------------------
Seligman Communications                 0.75%     0.25%      0.30%         NA         1.30%            NA               NA
and Information Portfolio
(Class 2)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                            MANAGEMENT    12b-1/     OTHER    ACQUIRED     TOTAL      CONTRACTUAL FEE    TOTAL PORTFOLIO
                                       FEES       SERVICE   EXPENSES    FUND      PORTFOLIO     WAIVER OR        ANNUAL OPERATION
                                                   FEES                FEES AND     ANNUAL        EXPENSE          EXPENSES AFTER
                                                                       EXPENSES   OPERATING    REIMBURSEMENT      REIMBURSEMENT
                                                                                   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value              1.00%     0.19%      0.13%      NA           1.32%          NA                  NA
Portfolio (Class 2)
---------------------------------------------------------------------------------------------------------------------------------

____________________________

(11) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items, discussed below) to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. This expense limitation is in effect through at least April 30, 2008.

(12) The investment manager to American Century Variable Portfolios receives a unified management fee and out of that fee pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70% for the first $5 billion of the average net assets of this Fund and 0.65% over $5 billion. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the Fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $5 billion of the average net assets of the Fund, 0.98% of the next $5 billion, 0.97% of the next $5 billion, 0.96% of the next $5 billion, 0.95% of the next $5 billion, 0.90% of the next $5 billion, and 0.80% over $30 billion.

(13) For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.49% of the average net assets of the Class II shares of the Fund. Other expenses include the fees and expenses of the Fund's independent director and their legal counsel, as well as interest.

(14) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.

(15) The manager has contractually agreed in advance to reduce its management fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission require this reduction.

(16) "Acquired Fund Fees and Expenses" are based on the allocation of the Fund's assets among the acquired funds calculated on a daily basis through the Fund's last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/06. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds as well as allocation of the Fund's assets and may be higher or lower than those shown.

(17) JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 1.25% for the JPMorgan Mid Cap Value Portfolio, 1.15% for the JP Morgan Small Company Portfolio, and 0.85% for the JP Morgan U.S. Large Cap Core Equity Portfolio of the average daily net assets through 4/30/08.

(18) MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually (0.20% annually for the Research Bond Series). This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(19) MFS has agreed in writing to reduce its management fee to 0.10% of average daily net assets annually. This written agreement will remain in effect until modified by the fund's Board of Trustees.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 AND IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT. CERTAIN GENERAL PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES MAY STILL APPLY.

You may allocate some or all of your premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfer Privilege," page
22) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objective of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM VARIABLE INSURANCE FUNDS
    AIM V.I. CAPITAL APPRECIATION FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is growth of capital. The fund seeks to meet its objective by investing principally in common stocks of companies that are likely to benefit from new or innovative products, services, or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

    AIM V.I.CORE EQUITY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is growth of capital. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of established companies that have long-term above average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. Effective May 1, 2006, AIM V.I. Premier Equity Fund merged into AIM V.I. Core Equity Fund.

    AIM V.I. TECHNOLOGY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The Fund seeks capital growth. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
    AMERICAN CENTURY VP CAPITAL APPRECIATION FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

    AMERICAN CENTURY VP INCOME & GROWTH FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

    AMERICAN CENTURY VP INTERNATIONAL FUND (MANAGER: AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

    AMERICAN CENTURY VP MID CAP VALUE FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.).American Century VP Mid Cap Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in mainly U.S. Mid-cap companies believed to be undervalued.

    (R) AMERICAN CENTURY VP ULTRA(R) FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

    AMERICAN CENTURY VP VALUE FUND (MANAGER:AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
    AMERICAN CENTURY VP INFLATION PROTECTION FUND (CLASS II) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

CALAMOS ADVISORS TRUST
    CALAMOS GROWTH AND INCOME PORTFOLIO (MANAGER: CALAMOS ASSET MANAGEMENT, INC.).The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income. The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer.

DREYFUS VARIABLE INVESTMENT FUND
    APPRECIATION PORTFOLIO - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION; SUB-INVESTMENT ADVISOR: FAYEZ SAROFIM & CO.). The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals the portfolio invests at least 80% of it assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

DEVELOPING LEADERS PORTFOLIO - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION). The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION; INDEX SUB-INVESTMENT ADVISOR: MELLON EQUITY ASSOCIATES). The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARES (MANAGER:
THE DREYFUS CORPORATION). Seeks capital growth with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

FEDERATED INSURANCE SERIES

    FEDERATED AMERICAN LEADERS FUND II (MANAGER: FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

    FEDERATED HIGH INCOME BOND FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

    FEDERATED PRIME MONEY FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS CONTRAFUND(R) PORTFOLIO

    VIP CONTRAFUND(R) PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Contrafund Portfolio is to seek long-term capital appreciation.

FIDELITY (R) VARIABLE INSURANCE PRODUCTS

    VIP FREEDOM INCOME PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom Income Portfolio seeks high total return with a secondary objective of principal preservation.

    VIP FREEDOM 2010 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2010 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

    VIP FREEDOM 2015 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2015 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

    VIP FREEDOM 2020 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2020 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

    VIP FREEDOM 2025 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2025 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

    VIP FREEDOM 2030 PORTFOLIO (SERVICE CLASS 2) (MANAGER: FMR). The investment objective of the VIP Freedom 2030 Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

    FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND (CLASS 2) (FORMERLY KNOWN AS FRANKLIN REAL ESTATE FUND (CLASS 2)) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON ASSET MANAGEMENT LTD.). Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invests primarily to predominantly in equity securities.

    TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON INVESTMENT COUNSEL, LLC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets and normally invests predominantly in equity securities.

JPMORGAN SERIES TRUST II

    JPMORGAN MID CAP VALUE PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

    JPMORGAN SMALL COMPANY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. These small-cap securities will be primarily securities of companies located in the U.S. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

    JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in large-cap U.S. companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS(R) VARIABLE INSURANCE TRUST(SM)

    MFS EMERGING GROWTH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Emerging Growth Series fund investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

    MFS RESEARCH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Series fund investment objective is to seek capital appreciation. The fund's objective may be changed without shareholder approval.

    MFS RESEARCH BOND SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Bond Series fund investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

    MFS STRATEGIC INCOME SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Strategic Income Series fund investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund's objective may be changed without shareholder approval.

    MFS TOTAL RETURN SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Total Return Series fund investment objective is to seek total return. The fund's objective may be changed without shareholder approval.

    MFS UTILITIES SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Utilities Series seeks fund investment objective is to seek total return. The fund's objective may be changed without shareholder approval.

SELIGMAN PORTFOLIOS, INC.

    SELIGMAN CAPITAL PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

    SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2) (MANAGER: J. &
W. SELIGMAN & CO. INCORPORATED). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

    SELIGMAN SMALLER-CAP VALUE PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts. You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we may consider during the selection process is whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE VARIABLE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

We (or our affiliates) may receive payments from a Fund's investment adviser (or its affiliates). These payments may be used for any corporate purpose, including payment of expenses that the Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds. Kansas City Life and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds' prospectuses for more information). This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Underlying Fund's prospectus. (See "Fee Table--Annual Portfolio Operating Expenses" and "Sale of the Contracts.") The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. These payments decrease the Fund's investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts (see "Sale of the Contracts," page 39).

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investments or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account or for any reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant or for any other reason, in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.

Furthermore, we may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o   deregister it under that Act if registration is no longer required; or

o   combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions. This means that a small number of Owners may determine how we vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

O cause a change in sub-classification or investment objectives of one or more of the Portfolios;

O   approve or disapprove an investment advisory agreement; or

O require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions under the Contract. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGES

    SALES CHARGE. We deduct a sales charge from each Premium before allocation to the Variable Account and/or the Fixed Account. The amount of the sales charge varies by when we receive the Premium and the amount of Premium paid during that Contract Year. During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums. The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount. Excess Premiums are premiums paid during a Contract Year that exceed the Target Premium.

The following table shows the sales charge applicable to total premiums paid up to the Target Premium and to total premiums paid that are Excess Premiums:

------------------------------------------------------------------------------------
CONTRACT YEAR          SALES CHARGE AS % OF PREMIUMS        SALES CHARGE % OF EXCESS
                         PAID UP TO TARGET PREMIUM               PREMIUMS PAID
------------------------------------------------------------------------------------
 Year 1                       50% of Premiums                  2% of Premiums
------------------------------------------------------------------------------------
 Years 2-5                    15% of Premiums                   2% of Premiums
------------------------------------------------------------------------------------
 Years 6-10                    6% of Premiums                   2% of Premiums
------------------------------------------------------------------------------------
 Years 11-20                   2% of Premiums                   2% of Premiums
------------------------------------------------------------------------------------
 Years 21 +                         0%                               0%
------------------------------------------------------------------------------------

Here is an example of how we calculate the sales charge:

Assume that the Target Premium specified in a Contract is $1,000. If premiums of $1,500 are paid during Contract Year 1, a 50% sales charge applies to $1,000 of the premiums paid (the amount up to the Target Premium) which equals $500. A 2% sales charge applies to the Excess Premium of $500, which equals $10. The total sales charge deducted in Contract Year 1 is $510. If premiums of $1,500 are paid in Contract Year 6, a 6% sales charge applies to $1,000 of the premiums paid which equals $60. A 2% sales charge applies to the Excess Premium of $500, which equals $10. The total applicable sales charge in Contract Year 6 is $70.

While this example demonstrates that premiums paid in later Contract Years may be subject to lower sales charges than premiums paid during earlier Contract Years, deferring payment of premiums until later Contract Years may mean that insufficient premiums are paid to meet the Guaranteed Minimum Death Benefit Option Premium requirement in the early Contract Years (if selected), or may also result in insufficient premiums being paid for the Cash Surrender Value to cover Monthly Deductions. In either case, the Contract could lapse.

The sales charge reimburses us for various sales and administrative expenses associated with issuing the Contract.

    PREMIUM PROCESSING CHARGE. We deduct a 4.85% Premium processing charge from each Premium Payment. This charge reimburses us for a Federal "deferred acquisition" tax on premiums received, state and local Premium taxes, and for administrative expenses associated with processing Premium Payments.

State premium tax rates vary by state and currently range between 0.50% and 3.50%. We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2.0% to 3.5%. The Premium Tax Charge that we deduct from each of your premiums may not necessarily reflect the tax charged in your state, and we will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "Premium Allocations and Crediting," page 21) The Monthly Deduction consists of:

(1) monthly expense charges;

(2) cost of insurance charges; and

(3) any optional benefit and/or rider charges, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

    MONTHLY EXPENSE CHARGE. The monthly expense charge is made up of two parts:

o   a charge of $12.50 per month for the first five Contract Years.

o a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

We guarantee that the monthly expense charge will not increase. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.

    COST OF INSURANCE CHARGE. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day. The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, and number of completed Contract Years, Total Sum Insured, and risk class. We currently place each Insured in one of the following classes, based on underwriting:

o   Standard Tobacco User;

o   Standard Nontobacco User;

o   Preferred Nontobacco User; and

o   Preferred Tobacco User.

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge). If you have chosen Coverage Option A for your Death Benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Total Sum Insured). (See "Determining the Contract Value," page 27, for an explanation of the factors that affect Contract Value). If you have chosen Option B or Coverage Option L for your Death Benefit, the net amount at risk generally remains constant. For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverage's were issued. Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.

We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application. When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user standard class are lower than rates for one or both Insureds of the same age and sex in a tobacco-user standard class.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user or tobacco-user standard risk class are lower than rates for one or both Insureds of the same age, sex and tobacco-user class in a substandard risk class.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

    GUARANTEED MINIMUM DEATH BENEFIT OPTION CHARGE. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years. Beginning in Contract Year 11, the charge is $.01 per $1,000 on a current basis, and $.03 per $1,000 on a guaranteed basis. This charge is based on the Specified Amount and we will deduct it monthly.

    COST OF ADDITIONAL BENEFITS PROVIDED BY RIDERS. These charges are part of the Monthly Deduction and vary by the benefit.

o Contract Split Option Rider. We assess a charge per $1,000 of rider coverage.

o Joint First to Die Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage amount.

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o   Joint Survivorship Four-Year Term Life Insurance Rider. We assess a charge per $1,000 of rider coverage.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current charge is at an annual rate of 0.625% of net assets. We guarantee that this rate will never exceed an annual rate of 0.90%.

The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess. We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone, facsimile and electronic mail authorization request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

PARTIAL SURRENDER FEE

We will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount you request to be surrendered and the charge will be considered part of the partial surrender amount.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

OTHER TAX CHARGE

We do not currently assess a charge for any taxes other than state and local Premium taxes and Federal DAC taxes incurred as a result of the operations of the Subaccounts. We have the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

THE CONTRACT

PURCHASING A CONTRACT

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual
Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be advantageous to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial Premium payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required premium at our home office to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and then we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium payment that is at least equal to two months of minimum initial Premium. We require only one month of minimum initial Premium for Contracts when you will be making Premium payments under a pre-authorized payment or combined billing arrangement. (See "Premiums," page 26)

We require satisfactory evidence of both proposed Insureds' insurability, which may include a medical examination. The available issue Ages are 20 through 85. Age is determined on the Contract Date based on of each Insured's Age last birthday. The minimum Total Sum Insured is $200,000. Acceptance of an application depends on our underwriting rules and we have the right to reject an application.

OWNERSHIP

As the Owner of the Contract, you may exercise all rights provided under the Contract. The Insured's are the Owner, unless a different Owner is named in the application. While at least one of the Insureds is living, the Owner may name a contingent Owner or a new Owner by Written Notice. If a contingent Owner has not been named, on the death of the last survivi ng Owner, ownership of the Contract passes to the estate of the last Owner to die. Written Notice satisfactory may also change the Owner prior to the last surviving Insured's death to us.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract by giving written notice to us. The change will be effective on the date your written notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office. We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership. You should consult with your tax advisor before requesting any changes of ownership. (See "TAX CONSIDERATIONS," page 36)

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA. For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions to these rules as described below.

   CONTRACT DATE CALCULATED TO BE 29th, 30th OR 31st OF MONTH

    No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

    PRE-AUTHORIZED CHECK PAYMENT PLAN (PAC) OR COMBINED BILLING (CB)-PREMIUM WITH APPLICATION.

    If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

    COMBINED BILLING (CB)-NO PREMIUM WITH APPLICATION.

    If you request CB and do not provide the initial premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial premium is received. However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.

    GOVERNMENT ALLOTMENT (GA) AND FEDERAL ALLOTMENT (FA).

    If you request GA or FA on the application and provide an initial premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

    CONVERSIONS

    If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which premiums are paid.

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

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your "free-look" period. The free look period expires on the latest of:

o   10 days after you receive your Contract;

o   45 days after your application for the Contract;

o   10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or your Kansas City Life agent. The Contract will be deemed void from the beginning immediately after you mail or deliver it for cancellation. We will refund premiums paid within seven days after we receive the returned Contract. (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate premiums (premiums less premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate net premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone if you have provided proper authorization. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 40) The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial net premium to the Federated Prime Money Fund II Subaccount. If we receive any additional Premiums before the Reallocation Date, we will also allocate the corresponding net Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application. (See "Determining the Contract Value," page 27)

We will credit Premiums received on or after the Reallocation Date as directed by you. The premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a premium payment after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange. We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

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

We will not credit premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or premiums due to submission delays by your agent. We will not apply any premium until we have received the Contract application and/or premium from your agent.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount Fin that Subaccount or the Fixed Account;

o   we allow only one transfer each Contract Year from the Fixed Account;

o the amount transferred from the Fixed Account may not exceed the greatest of: 25% of the unloaned Fixed Account value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount); or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

o we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers do not carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a written request for transfers. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 27) Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Standard Time to receive same day pricing of the transaction. Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Subaccount unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the New York Stock Exchange.

FREQUENT TRANSFERS AMONG SUBACCOUNTS. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price. Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations. Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts. Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time. Currently, we monitor for 12 or more transfers in a Contract within a calendar year. For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner. However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts. We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege. Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

o   the requirement of a minimum time period between each transfer;

o not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

o limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;

o implementing and administering redemption fees imposed by one or more of the Funds in the future; and

o requiring that a written request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected. Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection. However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts. We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts. You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner). You should read the Fund prospectuses for more details.

    ADDITIONAL NO-FEE TRANSFER RIGHT. This additional, one-time transfer feature allows you to transfer all or a portion of the Variable Account Value to the Fixed Account and we will make this transfer without applying the transfer-processing fee (even if you have already used the six free transfers for that Contract Year.) This additional no-fee transfer right applies during the first 24 months of the Contract.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

o   we have completed the designated number of transfers;

o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or

o   you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you. We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the portfolio rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when:

o you request any transfer unless you authorize a change in allocation at that time; or

o   the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you. We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;

(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;

(3) reflect a change in the operation of the Variable Account; or

(4) provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate amendment to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

OPTIONAL RIDERS

The following optional riders are available and may be added to your Contract. We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

    Contract Split Option Rider

    Issue Ages: 20-75

    This rider allows you to split the Contract equally into two individual contracts, one on the life of each Insured. This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:

    (1) the divorce of the two Insureds; or

    (2) as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.

    You must also meet specific other conditions in order to qualify. When you exercise this option, we will terminate the existing Contract. (In Pennsylvania, this option may not be exercised in the event of divorce.)

    The new contracts will be based on the Insureds' Age, sex, and based on the risk class at the time of issue of the original Contract.

    This rider will terminate at the older Insured's age 80. The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See "Guaranteed Minimum Death Benefit Option," page 30)

    The tax consequences of a contract split are uncertain. (See "Tax
    Treatment of Contract Benefits," page 36) A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange. If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion. In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as Modified Endowment Contracts. Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split. (See "TAX CONSIDERATIONS", page 36)

    JOINT FIRST TO DIE TERM LIFE INSURANCE RIDER

    Issue Ages: 20-85

    This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's age 100 and while this rider is in force. Coverage amounts may differ between the two Insureds, but the maximum coverage equals the Total Sum Insured and the minimum non-zero coverage equals $10,000. You may increase (subject to insurability) or decrease the coverage under this rider. You may also choose at issue a schedule for the coverage to decrease annually. The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount. If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

    JOINT SURVIVORSHIP FOUR-YEAR TERM LIFE INSURANCE RIDER

    Issue Ages: 20-85

    This rider provides four-year level term insurance and expires four years after the effective date of the rider. The term insurance provides a death benefit payable at the death of the last surviving Insured. The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured. This rider is available at issue only.

    The rider will also terminate if you elect to keep the Guaranteed
    Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See "Guaranteed Minimum Death Benefit Option," page 30)

Additional rules and limits apply to these optional riders. Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information, or contact the Home Office.

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

PREMIUM PAYMENTS

PREMIUMS

The Contract is flexible with regard to the amount of premiums you pay. When we issue the Contract we set a Planned Premium Payment. This amount is only an indication of your preference in paying premiums. You may make additional unscheduled premiums at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such premiums. We do have requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct Premium expense charges from all premiums prior to allocating them to your Contract. (See "CHARGES AND DEDUCTIONS," page 16)

    MINIMUM PREMIUM AMOUNTS. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. This amount depends on a number of factors. These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Premium Payments you propose to make. (See "Planned Premium Payments," page 26) Consult your Kansas City Life agent for information about the initial premium required for the coverage you desire. Each Premium after the initial Premium must be at least $25.

    MAXIMUM PREMIUM INFORMATION. Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the Premium that we determine is in excess of the guideline premium limit or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval. If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any premium that we determine is in excess of the guideline premium limit. (See "TAX CONSIDERATIONS," page 36)

Your Contract may become a modified endowment contract if premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "TAX CONSIDERATIONS," page 36)

We have the right to require satisfactory evidence of insurability prior to accepting unscheduled premiums. (See "Premium Allocations and Crediting," page
21)

    GENERAL PREMIUM INFORMATION. You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium Payment. (See "Contract Loans," page 33)

If mandated under applicable law, we may be required to reject a Premium payment. We may also be required to provide additional information about you or your account to government regulators.

    PLANNED PREMIUM PAYMENTS. When applying for a Contract, you may select a plan for paying premiums. Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. You may elect to pay level premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre- authorized payment arrangement.

You are not required to pay Premium Payments in accordance with your plan. You can pay more or less than planned or skip a Planned Premium Payment entirely. (See, " Premium Payments to Prevent Lapse," page 26, and "Guaranteed Minimum Death Benefit Option," page 30) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premium Payments at any time.

    PREMIUM PAYMENTS UPON AN INCREASE IN ADDITIONAL INSURANCE AMOUNT. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments. (See "Increases in the Additional Insurance Amount," page 32)

PREMIUM PAYMENTS TO PREVENT LAPSE

If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement. If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option. The Guaranteed Minimum Death Benefit Option does not guarantee riders, and any riders will terminate if the Cash Surrender Value of your Contract becomes negative. (See "Guaranteed Minimum Death Benefit Option," page 30)

If you did not elect this option or if you do not pay the Premium required to keep the option in effect, your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period. Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of premiums required to prevent lapse will also vary.

    FOR CONTRACTS THAT DO NOT HAVE THE GUARANTEED MINIMUM DEATH BENEFIT OPTION. On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating. The amount required is enough premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

    FOR CONTRACTS THAT DO HAVE THE GUARANTEED MINIMUM DEATH BENEFIT OPTION. We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement. If you have met the requirement, then we guarantee that the Contract will not lapse. If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death Benefit Option Premium requirement. (See "Guaranteed Minimum Death Benefit Option", page 30)

    GRACE PERIOD. The purpose of the Grace Period is to give you the chance to pay enough premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the last surviving Insured dies during the Grace Period, we will pay the Death Benefit proceeds, but we will deduct any Monthly Deductions due. (See "Amount of Death Benefit Proceeds," page 29.) If you do not pay adequate premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned. (See "Reinstatement of Contract," page 36)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. The Contract will be in default and a Grace Period will begin if:

o the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date (see "Premium Payments to Prevent Lapse," page 26); and

o the Guaranteed Minimum Death Benefit Option is not then in effect. (See "Guaranteed Minimum Death Benefit Option," page 30)

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account. We will pay this bonus at our sole discretion and we do not guarantee it.

DETERMINING THE CONTRACT VALUE

On the Allocation Date, the Contract Value is equal to the initial Premium less the Premium expense charges and Monthly Deductions deducted from the Contract Date. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:

o   premiums paid;

o   performance of the selected Subaccounts;

o   interest credited on amounts allocated to the Fixed Account;

o   interest credited on amounts in the Loan Account;

o   charges assessed under the Contract;

o   transfers;

o   partial surrenders;

o   loans and loan repayments; and

o   any bonuses paid on the Monthly Anniversary Day.

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

    SUBACCOUNT VALUES. When you allocate an amount to a Subaccount, either by Premium Payment or transfer, we credit your Contract with Accumulation Units in that Subaccount. The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Subaccount Accumulation Units we credited to your Contract will increase when you allocate premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount Accumulation Units credited to a Contract will decrease when:

o we take the allocated portion of the Monthly Deduction from the Subaccount;

o   you make a loan;

o   you transfer an amount from the Subaccount; or

o you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.

    ACCUMULATION UNIT VALUES. A Subaccount's Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current valuation period.

    NET INVESTMENT FACTOR. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.

    FIXED ACCOUNT VALUE. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

o   all premiums allocated to the Fixed Account; plus

o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus

o   interest credited on such premiums and amounts transferred; less

o   the amount of any transfers from the Fixed Account; less

o   the amount of any partial surrenders (including the Partial Surrender
    Fee) taken from the Fixed Account; less

o   the pro rata portion of the Monthly Deduction deducted from the Fixed
    Account.

    LOAN ACCOUNT VALUE. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less

o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. (See "Surrendering the Contract for Cash Surrender Value," page 34) We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. (See "Premium Payments to Prevent Lapse," page 26) The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any Indebtedness.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed. Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured, plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.

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

We may also require proof of the death of the Insured who died first and may require return of the Contract. We will pay Death Benefit Proceeds in a lump sum, (See "Payment of Proceeds," page 35) or, if you prefer, under a payment option. (See "Payment Options," page 34). We will pay Death Benefit Proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary," page 33)

AMOUNT OF DEATH BENEFIT PROCEEDS

The Death Benefit proceeds payable upon the death of the last surviving Insured are equal to the following:

o the greater of (1) the Death Benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or (2) the Corridor Death Benefit; plus

o an amount equal to any benefits provided by any optional benefits or riders; plus

o   any premiums received after the date of death; less

o   any Indebtedness on that date; less

o   any past due Monthly Deductions if the death occurred during a Grace
    Period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable.

The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum Death Benefit. If all or parts of the Death Benefit proceeds are paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.

TOTAL SUM INSURED, SPECIFIED AMOUNT, ADDITIONAL INSURANCE AMOUNT

The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued. The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured. The minimum Total Sum Insured is $200,000. Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000 while the minimum Additional Insurance Amount be $10,000. The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below. The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount. Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay Monthly Deductions, the Additional Insurance Amount may lapse. (See "Guaranteed Minimum Death Benefit Option," page
30)

COVERAGE OPTIONS

When you apply for the Contract you may choose one of three Coverage Options, which will be used to determine the Death Benefit:

o Option A: Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.

o Option B: Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death.

o Option L: Death Benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit Percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L Death Benefit calculation is less than zero, then the Option L Death Benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below. However, Coverage Option L is only available at issue. If a coverage option is not specified at the time of application, we will contact your representative to find out which Coverage Option you have selected.

CORRIDOR DEATH BENEFIT

The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage. The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders. Please refer to your Contract for further information regarding corridor percentages.

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

GUARANTEED MINIMUM DEATH BENEFIT OPTION

An optional Guaranteed Minimum Death Benefit Option is available only at issue. This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued. If you choose this option, it guarantees that we will pay the Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement. The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount, which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect. Your Contract shows the Guaranteed Minimum Death Benefit Premium. You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus Indebtedness.

"Cumulative Premiums that you have paid" means the amount that is equal to:

(a) the sum of all premiums paid; less

(b) the sum of all partial surrenders; with

(c) (a) and (b) each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums. Each such Premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default. A 61-day notice period begins on the day we mail the notice that the option is in default and informs you of the amount of premium required to maintain the Guaranteed Minimum Death Benefit Option. The premium amount required to prevent default of the option is equal to:

o the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness; less

o   the cumulative paid premium.

The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient Premium by the end of the notice period.

If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that you have funded the Contract at a sufficient evel to support the Additional Insurance Amount or other optional riders. On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction. If not, a 61-day notice period begins on the day we mail notice of the amount of Premium required to keep the Additional Insurance Amount and/or any optional riders in effect. The Premium required to keep the Additional Insurance Amount is equal to the amount, which would provide a Cash Surrender Value equal to three Monthly Deductions. We will remove the Additional Insurance Amount coverage and other optional riders from the Contract if we do not receive the required Premium by the end of the notice period.

We do not charge for this option during the first 10 Contract Years. Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue. The Guaranteed Minimum Death Benefit Option is not available for:

o   Coverage Option B Contracts;

o Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or

o   Contracts which include the Joint First to Die Rider.

The Guaranteed Minimum Death Benefit Option will terminate:

o   upon your request;

o   if you change the Coverage Option to B; or

o if you increase the Additional Insurance Amount to more than the Specified Amount.

You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option. Re-activation requires:

(1) Written Notice to restore the option;

(2) evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period, and

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

(3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid premiums on the date of re-activation.

On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges. We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

EFFECT OF COMBINATIONS OF SPECIFIED AMOUNT AND ADDITIONAL INSURANCE AMOUNT

You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:

o the Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability;

o the Additional Insurance Amount does not increase the Target Premium under a Contract. Accordingly, the amount of sales charge paid and the amount of compensation paid to the agent may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount;

o the Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount. If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount. On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue. The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time. In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available. However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.

CHANGES IN DEATH BENEFIT

EFFECT OF INVESTMENT PERFORMANCE ON DEATH BENEFIT

If investment performance is favorable, the amount of the Death Benefit Proceeds may increase. The impact of investment performance will vary depending upon which Coverage Option applies:

o Under Option A, the Death Benefit Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all;

o Option B provides a Death Benefit that varies directly with the investment performance of the Contract Value;

o Option L provides a Death Benefit pattern that can be level for several years and then can increase at a particular time that you choose.

CHANGES IN COVERAGE OPTION

You may change the Coverage Option subject to the following rules:

o we have the right to require that there be no change in Coverage Option during the first Contract Year;

o   we have the right to allow only one increase in any 12-month period;

o   Coverage Option L is only available at issue;

o   after any change in Coverage Option, we require that the Total Sum
    Insured be at least $200,000 and the Specified Amount be at least $100,000;

o the effective date of change will be the Monthly Anniversary Day that coincides with or next follows the date we receive and approve your application. If the Coverage Option is B or L, it may be changed to A. The Total Sum Insured will not change;

o if the Coverage Option is A or L, it may be changed to B subject to satisfactory evidence of insurability. The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000; and

o if the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws. Changes in the Coverage Option may have tax consequences. You should consult a tax adviser before changing the Coverage Option.

INCREASES IN THE ADDITIONAL INSURANCE AMOUNT

You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request. The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount. This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

    SCHEDULED INCREASES. Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase. Available percentage increases range from 0-25% of the Additional Insurance Amount. We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs. Available amounts for a flat amount increase range from 0-25% of the Additional Insurance Amount at issue. The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

    UNSCHEDULED INCREASES. You may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue. We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period. The following requirements apply for an unscheduled increase:

o   you must submit an application for the increase;

o   we may require satisfactory evidence of insurability;

o any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;

o the Insureds' attained Age must be less than the current maximum issue Age for the Contracts, as we determine from time to time;

o   a change in Planned Premium Payments may be advisable;

o the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;

o if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.

For both a scheduled or unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay Monthly Deduction for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option. (See "Guaranteed Minimum Death Benefit Option," page 30) Increases in the Additional Insurance Amount may have tax consequences. You should consult a tax adviser before increasing the Additional Insurance Amount.

DECREASES IN TOTAL SUM INSURED

You may request a decrease in the Total Sum Insured. When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining. Then we will reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made. If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount. Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See "Partial Surrenders," page 34)

We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.

We have the right to require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000. You must provide Written Notice of your request to decrease your Total Sum Insured. The effective date of the decrease will be the Monthly Anniversary Day following the date we approve your request.

Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges. However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.

A decrease in the Total Sum Insured may have adverse tax consequences. You should consult a tax adviser before decreasing the Total Sum Insured.

                                       32
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SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application. You may change the Beneficiary in accordance with the terms of the Contract. If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary. The Primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract (prior to the death of the 2nd Insured) at any time by submitting a Written Request. You may also make loans by telephone if you have provided proper authorization to do so. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 40) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date we approve your Written Request. We will generally send loan proceeds to you within seven calendar days. (See "Payment of Proceeds," page 35)

    INTEREST. We will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you do not pay interest when due, we add the amount of the interest to the loan and it becomes part of the Indebtedness.

    LOAN COLLATERAL. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You may specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you do not specify we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total unloaned Contract Value on the date you make the loan. On each Contract Anniversary we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

    PREFERRED LOAN PROVISION. Beginning in the eleventh Contract Year, an additional type of loan is available called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value fewer premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

THE TAX CONSEQUENCES OF A PREFERRED LOAN ARE UNCERTAIN. YOU SHOULD CONSULT A TAX ADVISER BEFORE TAKING OUT A PREFERRED LOAN. (See "TAX CONSIDERATIONS", page
36)

    LOAN REPAYMENT. You may repay all or part of your Indebtedness at any time while at least one Insured is living and the Contract is in force. We reserve the right to require that each loan repayment be at least $10. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a Premium. (Sales charges and Premium processing charges do not apply to loan repayments, unlike unscheduled Premium Payments.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

    EFFECT OF CONTRACT LOAN. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise that a Contract may lapse. (See "TAX CONSIDERATIONS," page 36, for a discussion of the tax treatment of policy loans, and the adverse tax consequences if a

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Contract lapses with loans outstanding.) In particular, if your Contract is a
"modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible. We will deduct Indebtedness from any Death Benefit proceeds. (See "Amount of Death Benefit Proceeds," page 29)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value. We will send you notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination. (See "Premium Payments to Prevent Lapse," page
26)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 35) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options," page 34) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to reinstate it later. SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "TAX CONSIDERATIONS," page
36)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that Contract Anniversary, less any Contract loans or partial surrenders made on or after such Contract Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below. You may submit a Written Request or make your request by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile, Electronic Mail and Internet Authorizations," page 40) Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300 or the maximum amount we permit to be withdrawn by telephone. We will assess a partial surrender fee. (See "Partial Surrender Fee," page 19) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount"). We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis. PARTIAL SURRENDERS MAY HAVE ADVERSE TAX CONSEQUENCES. (See "TAX CONSIDERATIONS," page 36)

If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee). We will reduce the Total Sum Insured by the partial surrender amount minus the excess, if any, of the Death Benefit (including the partial surrender fee) over the Total Sum Insured at the time you make the partial surrender. If the partial surrender amount (including the partial surrender fee) is less than the excess of the Death Benefit over the Total Sum Insured, we will not reduce the Total Sum Insured. If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount (including the partial surrender fee).

We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.

We will process partial surrender requests as of the date we receive your Written Request or request by telephone. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 35)

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable. Payment options are available for use with various types of proceeds, such as surrender or death. We summarize these payment options below. All of these options are forms of fixed benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

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

        OPTION 1: INTEREST PAYMENTS. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the proceeds and any unpaid interest in full at any time.

        OPTION 2: INSTALLMENTS OF A SPECIFIED AMOUNT. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

        OPTION 3: INSTALLMENTS FOR A SPECIFIED PERIOD. We pay proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

        OPTION 4: LIFE INCOME. We will pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the proceeds applied.

        OPTION 5: JOINT AND SURVIVOR INCOME. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

        MINIMUM AMOUNTS. We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

        CHOICE OF OPTIONS You may choose an option by written notice during the Insureds' lifetimes. If a payment option is not in effect at the last surviving Insured's death, the beneficiary may make a choice. Even if the death benefit under the Contract is excludable from income, payments under payment options may not be excludable in full. This is because earnings on the death benefit after the last surviving Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the last surviving Insured's death. But, we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:

(1) the New York Stock Exchange is closed for other than a regular holiday or weekend;

(2) trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or

(3) the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

    LEGACY ACCOUNT. In the circumstances noted below, Kansas City Life will pay Death Benefit proceeds by establishing an interest-bearing account called the "Legacy Account" for the Owner or beneficiary (as the case may be) in the amount of the Death Benefit proceeds. When establishing a Legacy Account, Kansas City Life will send a checkbook to the Owner or Beneficiary within 7 calendar days after we receive all of the documents required to pay the Death Benefit. The Owner or beneficiary will have immediate access to the Legacy Account by writing a check for all or any part of the Death Benefit proceeds. Kansas City Life pays interest on Death Benefit Proceeds from the date of death to the date the Legacy Account is closed. Kansas City Life sets the interest rate to be paid on each Legacy Account in its sole discretion, may change the interest rate from time to time, and may set different interest rates for different Legacy Accounts depending on certain factors.

The individual Legacy Accounts are part of Kansas City Life's general account. Kansas City Life holds reserves to fund payments from the Legacy Accounts, but because the Accounts are part of our general account, they are subject to the general claims of our creditors. The Legacy Accounts are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency. The Legacy Accounts are administered by a third party administrator.

We will pay Death Benefit proceeds through the Legacy Account when:

o	the proceeds are paid to an individual;

o	the amount of proceeds is $5,000 or more; and

o	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires our approval.

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REINSTATEMENT OF CONTRACT

If your Contract lapses, you may reinstate it within two years (or such longer period if required by state law) after lapse. This reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to certain features of the Contract is limited. Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements. There is necessarily some uncertainty, however, particularly if you pay the full amount of premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account. Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

    IN GENERAL. We believe that the Death Benefit under a Contract should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

    MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a MEC. In general a Contract will be classified as a MEC if the amount of premiums paid into the Contract causes the Contract to fail the "7-Pay Test." A Contract will fail the 7-Pay Test if at any time in the first seven Contract

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

years, the amount paid in the Contract exceeds the sum of the level premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract at any time, for example, as a result of a partial surrender, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount. If there is a "material change" in the Contract's benefits or other terms, the Contract may have to be retested as if it were a newly issued Contract. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years. To prevent your Contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Contract owner should consult a tax advisor to determine whether a Contract transaction will cause the Contract to be classified as a MEC.

    DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

(2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

    DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and you should consult a tax advisor about such loans.

Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

    INVESTMENT IN THE CONTRACT. Your investment in the Contract is generally your aggregate premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

    CONTRACT LOANS. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

    WITHHOLDING. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

    LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

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    MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us
(or our affiliates) to the same Contract owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract owner's income when a taxable distribution occurs.

    CONTINUATION OF CONTRACT BEYOND AGE 100. The tax consequences of continuing the Contract beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the younger insured's 100th year.

    BUSINESS USES OF CONTRACT. Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

    EMPLOYER-OWNED LIFE INSURANCE CONTRACTS. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF CONTRACTS. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Contract. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a beneficiary of a Contract.

    CONTRACT SPLIT OPTION. The Contract split option rider permits a Contract to split into two individual Contracts. It is not clear whether exercising the Contract split rider will be treated as a taxable transaction or whether the individual Contracts that result would be classified as Modified Endowment Contracts. A tax advisor should be consulted before exercising the Contract Split Option.

    SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have issued guidance that substantially effects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

    ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

    ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death. The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

    ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

    ACCELERATED DEATH BENEFIT. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit/Living Benefits Rider are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Contract or requesting payment under the rider.

    FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OUR INCOME TAXES

Under current Federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. ("Sunset Financial"), for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their sales representatives.

American Century(R) Variable Portfolios II, Inc., Fidelity(R) Variable Insurance Products Contrafund(R) Portfolio, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Seligman Portfolios, Inc. each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements. All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms. The maximum commissions payable for sales by Sunset Financial are: 85% of premiums up to one target premium and 2% of premiums above that amount paid in the first Contract year; 3% of target premium in Contract years 2 through 7; and 2% of target premium paid in Contract Years thereafter. When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial. For premiums received following an increase in Specified Amount, commissions on such premiums are paid based on the target premium for the increase in accordance with the commission rates described above. We also pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or premium payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses. Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

o   transfer of Contract Value;

o   change in Premium allocation;

o   change in dollar cost averaging;

o   change in portfolio rebalancing; or

o   Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Standard Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Request can also be made by accessing your account on the Internet at www.kclife.com. Requests and changes received before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

DEFINITIONS

Accumulation Unit                 An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount       The amount of insurance coverage under the Contract, which is not part of the Specified
                                  Amount. The Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance Amount.

Age                               The age of each Insured on their last birthday as of each Contract Anniversary. The
                                  Contract is issued at the Age shown in the Contract.

Allocation Date                   The date we apply the initial Premium to your Contract. We allocate this Premium to the
                                  Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.
                                  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary                       The person you have designated to receive any proceeds payable at the death of the last surviving Insured.

Cash Surrender Value              The Contract Value less any Contract Indebtedness.

Contract Anniversary              The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date                     The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value                    Measure of the value in your Contract. It is the sum of the Variable Account Value and the
                                  Fixed Account Value, which includes the Loan Account Value.

Contract Year                     Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit            A Death Benefit under the Contract designed to ensure that in certain situations the
                                  Contract will not be disqualified as a life insurance contract under Section 7702 of the
                                  Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options                  Death Benefit options available which affect the calculation of the Death Benefit. Three coverage options (A, B or L) are available.

Death Benefit Proceeds            The amount of proceeds payable upon the death of the last surviving Insured.

Excess Premium                    The portion of total premiums we receive during any Contract Year that exceeds the Target
                                  Premium.

Fixed Account Value               Measure of value accumulating in the Fixed Account.

Grace Period                      A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional premiums. This period of time gives you the chance to pay enough premiums to keep your Contract in force.

Guaranteed Minimum Death          An optional benefit, available only at issue of the Contract. If elected, it guarantees
Benefit Option                    payment of the Specified Amount less the Loan Balance and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death
                                  Benefit Option Premium requirement.

Guaranteed Minimum Death          The amount we require to guarantee that the Guaranteed Minimum Death Benefit Option
Benefit Option Premium            remains in effect.

Home Office                       When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office. Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri
                                  64121-9364. The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness                      The sum of all outstanding Contract loans plus accrued interest.

Insureds                          The two persons whose lives we insure under the Contract.

Lapse                             Termination of the Contract because there is not enough value in the Contract when the
                                  Grace Period ends.

Loan Account                      The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed
                                  Account.

Loan Account Value                Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date                     The date when Death Benefit coverage terminates and we pay you any Cash Surrender Value.

Minimum Premium                   The amount we require in the first Contract Year to issue the Contract.

Monthly Anniversary Day           The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction                 The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable Guaranteed Minimum
                                  Death Benefit Option charge, and any charges for supplemental and/or rider benefits.
                                  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor             An index used to measure Subaccount performance.

Owner, You                        The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments          The amount and frequency of Premium Payments you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium Expense Charges           The amounts we deduct from each Premium Payment which include the sales charge and the Premium processing charge.

Premium/Premium Payment(s)        The amount you pay to purchase the Contract. It includes both
                                  Planned Premium Payments and unscheduled premiums.

Proceeds                          The total amount we are obligated to pay.

Reallocation Date                 The date as of which the Contract Value we initially allocated to the Federated Prime
                                  Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account. We allocate the Contract Value based on the
                                  Premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount                  The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts                       The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value                  Measure of the value in a particular Subaccount.

Target Premium                    This amount is segregated from Excess Premium for the purpose of calculating certain charges. We show the annual Target Premium in the Contract.

Total Sum Insured                 The sum of the Specified Amount and any Additional Insurance Amount provided under the
                                  Contract. This amount does not include any additional benefits provided by riders.

Unscheduled Premium               Any Premium other than a Planned Premium Payment.

Valuation Day                     Each day on which both the New York Stock Exchange and Kansas City Life are open for business.

Valuation Period                  The interval of time beginning at the close of normal trading on the New York
                                  Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York
                                  Stock Exchange on the next Valuation Day. Currently, the close of normal trading is at 3
                                  p.m. Central Standard Time. The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value            The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us                       Kansas City Life Insurance Company

Written Notice                    A written notice in a form satisfactory to us that is signed by the Owner and received at the
                                  Home Office.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE                                          1

ADDITIONAL CONTRACT INFORMATION                                                                 1

    SPECIALIZED USES OF THE CONTRACT                                                            1
    INCONTESTABILITY                                                                            1
    SUICIDE EXCLUSION                                                                           1
    MISSTATEMENT OF AGE OR SEX                                                                  1
    ASSIGNMENT                                                                                  1
    REDUCED CHARGES FOR ELIGIBLE GROUPS                                                         2

ADDITIONAL PREMIUM INFORMATION                                                                  2

    GENERALLY                                                                                   2
    PREMIUM PAYMENTS                                                                            2
    PREMIUM PAYMENTS TO PREVENT LAPSE                                                           2

UNDERWRITING REQUIREMENTS                                                                       3
SALE OF THE CONTRACT                                                                            3

PERFORMANCE DATA                                                                                3

    YIELDS AND TOTAL RETURNS                                                                    3
    MONEY MARKET SUBACCOUNTS YIELDS                                                             4
    TOTAL RETURNS                                                                               4

OTHER INFORMATION                                                                               5

    RESOLVING MATERIAL CONFLICTS                                                                5
    MINIMUM GUARANTEED AND CURRENT INTEREST RATES                                               6
    LEGAL CONSI DERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS                        6
    REPORTS TO CONTRACT OWNERS                                                                  6
    EXPERTS                                                                                     6
    LEGAL MATTERS                                                                               6
    ADDITIONAL INFORMATION                                                                      7
    FINANCIAL STATEMENTS                                                                        7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts. To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract. Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-9080

                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 BROADWAY
                                 P.O. BOX 219364
                        KANSAS CITY, MISSOURI 64121-9364
                                 (800) 616-3670

                       STATEMENT OF ADDITIONAL INFORMATION

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

    FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium survivorship variable universal life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

      The date of this Statement of Additional Information is May 1, 2007.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE....................................... 1
ADDITIONAL CONTRACT INFORMATION.............................................................. 1
  SPECIALIZED USES OF THE CONTRACT .......................................................... 1
  INCONTESTABILITY........................................................................... 1
  SUICIDE EXCLUSION ......................................................................... 1
  MISSTATEMENT OF AGE OR SEX ................................................................ 1
  ASSIGNMENT ................................................................................ 1
  REDUCED CHARGES FOR ELIGIBLE GROUPS ....................................................... 2

ADDITIONAL PREMIUM INFORMATION............................................................... 2
  GENERALLY ................................................................................. 2
  PREMIUM PAYMENTS .......................................................................... 2
  PREMIUM PAYMENTS TO PREVENT LAPSE ......................................................... 2

UNDERWRITING REQUIREMENTS ................................................................... 3

SALE OF THE CONTRACTS ....................................................................... 3

PERFORMANCE DATA............................................................................. 3
  YIELDS AND TOTAL RETURNS .................................................................. 3
  MONEY MARKET SUBACCOUNT YIELDS............................................................. 4
  TOTAL RETURNS.............................................................................. 4

OTHER INFORMATION............................................................................ 5
  RESOLVING MATERIAL CONFLICTS .............................................................. 5
  MINIMUM GUARANTEED AND CURRENT INTEREST RATES.............................................. 5
  LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS.                6
  REPORTS TO CONTRACT OWNERS ................................................................ 6
  EXPERTS ................................................................................... 6
  LEGAL MATTERS ............................................................................. 6
  ADDITIONAL INFORMATION .................................................................... 6
  FINANCIAL STATEMENTS ...................................................................... 6

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "TAX CONSIDERATIONS" IN THE PROSPECTUS.)

INCONTESTABILITY

After the Contract has been in force during the Insured's lifetime for two years from the Contract Date (or less if required by state law), we may not contest it unless it lapses.

We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds' lifetimes for two years following the effective date of the increase (or less if required by state law) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insureds' lifetimes for two years from the date of the reinstatement application (or less if required by state law) unless the Contract lapses.

SUICIDE EXCLUSION

If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the amount payable will be equal to the Contract Value less any Loan Balance.

If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (or less if required by state law), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of either Insured as stated in the Contract is not correct, while the Contract is in force and either or both the Insureds are alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

(1) the cost of insurance deductions that have been made; and

(2) the cost of insurance deductions that should have been made.

If after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness.

We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o   nature of the association and its organizational framework;

o   method by which sales will be made to the members of the class;

o facility with which Premiums will be collected from the associated individuals;

o   association's capabilities with respect to administrative tasks;

o   anticipated persistency of the Contract;

o   size of the class of associated individuals;

o   number of years the association has been in existence; and

o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PREMIUM PAYMENTS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premium paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

A. DURING THE GUARANTEED PAYMENT PERIOD. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period. The Premium required to keep the Contract in force will be an amount equal to the lesser of: (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

B. AFTER THE GUARANTEED PAYMENT PERIOD. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the four risk classes, based on underwriting: Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, or Preferred Non-tobacco. An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non- tobacco classes. In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class. The available Issue Ages are 20-85 for all rate classes.

o Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco or Standard Tobacco. If an Insured does not qualify as a non-tobacco cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

o We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions. We also may place an Insured into a substandard risk class permanently. These permanent ratings can be reviewed after the policy has been inforce for 2 years.

SALE OF THE CONTRACTS

Sunset Financial Services, Inc. ("Sunset Financial") is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), and is a member of NASD, Inc. (the "NASD"). Sunset Financial is a member of the Securities Investor Protection Corporation.

We offer the Contracts to the public on a continuous basis through Sunset Financial. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

-----------------------------------------------------------------------------------------------------
FISCAL YEAR   AGGREGATE AMOUNT OF COMMISSIONS       AGGREGATE AMOUNT OF COMMISSIONS RETAINED BY
              PAID TO SUNSET FINANCIAL*             SUNSET FINANCIAL AFTER PAYMENTS TO ITS REGISTERED
                                                    PERSONS AND OTHER BROKER-DEALERS
-----------------------------------------------------------------------------------------------------
   2004               $2,781.947.00                              $127,807.00
   2005               $2,892,011.00                              $163,737.00
   2006               $2,476,131.00                              $148,829.00
-----------------------------------------------------------------------------------------------------

*   Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

The adviser for certain of the funds may, from time to time, use its management fee revenue, as well as its past profits or other resources as may be permitted by regulatory rules, to make payments for distribution services to Sunset Financial, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio's performance reflects the Portfolio's expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and Death Benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II ("Money Market Subaccount") refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) "common" charges and deductions (as explained below) imposed under the Contract, which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only

Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge ("Common Charges"). However, charges such as cost of insurance charges, which are based on certain factors, such as the Insureds' age, sex, number of completed Contract years, Total Sum Insured, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer ("Non-Common Charges"). IF NON-COMMON CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

PERFORMANCE FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE PERFORMANCE. THE PERFORMANCE OF EACH SUBACCOUNT WILL FLUCTUATE ON A DAILY BASIS.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS.

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don't distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006; the statement of net assets of the Variable Account as of December 31, 2006 and the related statement of operations for the year ended December 31, 2006 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2006, and financial highlights for each of the years in the five-year period ended December 31, 2006; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Their report on the consolidated financial statements contains an explanatory paragraph that states that as discussed in note 1 to the consolidated financial statements, the Company adopted Statement of Financial Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2006.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

o   consolidated balance sheet as of December 31, 2006 and 2005; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2006.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o   statement of net assets as of December 31, 2006; and

o related statement of operations for the year ended December 31, 2006, statements of changes in net assets for each of the years in the two-year period ended December 31, 2006, and financial highlights for each of the years in the five-year period ended December 31, 2006.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

                       KANSAS CITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (amounts in thousands, except share data)

                                                                                December 31
                                                                  -------------------------------------
                                                                       2006                   2005
                                                                  --------------         --------------
ASSETS
Investments:
   Fixed maturity securities available for sale, at fair value
      (amortized cost: 2006 - $2,718,960; 2005 - $2,830,926)      $    2,719,439         $    2,865,476
   Equity securities available for sale, at fair value
      (cost: 2006 - $50,180; 2005 - $52,143)                              52,351                 52,775
   Mortgage loans                                                        472,019                458,668
   Real estate                                                           110,773                 81,870
   Policy loans                                                           96,218                101,088
   Short-term investments                                                 41,037                 46,383
   Other investments                                                       3,182                  2,179
                                                                  --------------         --------------
      Total investments                                                3,495,019              3,608,439

Cash                                                                       2,660                 10,985
Accrued investment income                                                 38,661                 40,002
Deferred acquisition costs                                               220,595                226,963
Value of business acquired                                                82,769                 89,505
Reinsurance receivables                                                  159,513                156,105
Property and equipment                                                    29,364                 29,954
Other assets                                                              31,092                 28,559
Separate account assets                                                  400,749                367,860
                                                                  --------------         --------------
      Total assets                                                $    4,460,422         $    4,558,372
                                                                  ==============         ==============

LIABILITIES
Future policy benefits                                            $      854,447         $      860,284
Policyholder account balances                                          2,191,105              2,278,418
Policy and contract claims                                                32,188                 36,142
Other policyholder funds                                                  87,094                 93,197
Notes payable                                                             14,700                 27,282
Income taxes                                                              35,319                 40,155
Other liabilities                                                        160,516                174,815
Separate account liabilities                                             400,749                367,860
                                                                  --------------         --------------
      Total liabilities                                                3,776,118              3,878,153
                                                                  ==============         ==============

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
   Authorized 36,000,000 shares,
      issued 18,496,680 shares                                            23,121                 23,121
Additional paid in capital                                                25,852                 25,063
Retained earnings                                                        780,892                756,807
Accumulated other comprehensive loss                                     (25,118)                (8,406)
Less treasury stock, at cost (2006 - 6,641,183 shares;
   2005 - 6,578,046 shares)                                             (120,443)              (116,366)
                                                                  --------------         --------------
      Total stockholders' equity                                         684,304                680,219
                                                                  --------------         --------------
      Total liabilities and stockholders' equity                  $    4,460,422         $    4,558,372
                                                                  ==============         ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                    (amounts in thousands, except share data)

                                                                                     Year Ended December 31
                                                                  ------------------------------------------------------------
                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
REVENUES
Insurance revenues:
   Premiums                                                       $      175,637         $      179,347         $      188,881
   Contract charges                                                      114,496                114,745                115,710
   Reinsurance ceded                                                     (54,979)               (55,597)               (54,490)
                                                                  --------------         --------------         --------------
      Total insurance revenues                                           235,154                238,495                250,101
Investment revenues:
   Net investment income                                                 196,280                194,608                197,975
   Realized investment gains                                               5,621                  6,113                 45,929
Other revenues                                                            11,349                 10,312                  8,468
                                                                  --------------         --------------         --------------
      Total revenues                                                     448,404                449,528                502,473
                                                                  --------------         --------------         --------------

BENEFITS AND EXPENSES
Policyholder benefits                                                    167,795                169,693                178,188
Interest credited to policyholder account balances                        94,648                 98,637                103,464
Amortization of deferred acquisition costs
   and value of business acquired                                         41,634                 42,429                 43,477
Operating expenses                                                        93,080                 89,144                 95,661
                                                                  --------------         --------------         --------------
      Total benefits and expenses                                        397,157                399,903                420,790
                                                                  --------------         --------------         --------------

Income before income tax expense                                          51,247                 49,625                 81,683

Income tax expense                                                        14,329                 13,441                 23,996
                                                                  --------------         --------------         --------------

NET INCOME                                                        $       36,918         $       36,184         $       57,687
                                                                  ==============         ==============         ==============
Basic and diluted earnings per share:
   Net income                                                     $         3.11         $         3.03         $         4.83
                                                                  ==============         ==============         ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    (amounts in thousands, except share data)

                                                                                     Year Ended December 31
                                                                  ------------------------------------------------------------
                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
COMMON STOCK, beginning and end of year                           $       23,121         $       23,121         $       23,121
                                                                  --------------         --------------         --------------

ADDITIONAL PAID IN CAPITAL
Beginning of year                                                         25,063                 24,279                 23,310
Excess of proceeds over cost of treasury stock sold                          789                    784                    969
                                                                  --------------         --------------         --------------
   End of year                                                            25,852                 25,063                 24,279
                                                                  --------------         --------------         --------------

RETAINED EARNINGS
Beginning of year                                                        756,807                733,499                688,800
Net income                                                                36,918                 36,184                 57,687
Stockholder dividends of $1.08 per share
   (2005 - $1.08; 2004 - $1.08)                                          (12,833)               (12,876)               (12,988)
                                                                  --------------         --------------         --------------
   End of year                                                           780,892                756,807                733,499
                                                                  --------------         --------------         --------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year                                                         (8,406)                26,231                 23,418
Other comprehensive income (loss)                                        (16,712)               (34,637)                 2,813
                                                                  --------------         --------------         --------------
   End of year                                                           (25,118)                (8,406)                26,231
                                                                  --------------         --------------         --------------

TREASURY STOCK, at cost
Beginning of year                                                       (116,366)              (114,234)              (114,211)
Cost of 87,167 shares acquired
   (2005 - 50,689 shares; 2004 - 12,227 shares)                           (4,418)                (2,458)                  (506)
Cost of 24,030 shares sold
   (2005 - 22,930 shares; 2004 - 34,027 shares)                              341                    326                    483
                                                                  --------------         --------------         --------------
   End of year                                                          (120,443)              (116,366)              (114,234)
                                                                  --------------         --------------         --------------
TOTAL STOCKHOLDERS' EQUITY                                        $      684,304         $      680,219         $      692,896
                                                                  ==============         ==============         ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (amounts in thousands)

                                                                                     Year Ended December 31
                                                                  ------------------------------------------------------------
                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
OPERATING ACTIVITIES
Net income                                                        $       36,918         $       36,184         $       57,687
Adjustments to reconcile net income to
   net cash provided by operating activities:
      Amortization of investment premium (discount)                        7,908                 10,493                 13,387
      Depreciation                                                         4,223                  4,289                  5,175
      Acquisition costs capitalized                                      (26,554)               (28,092)               (29,006)
      Amortization of deferred acquisition costs                          34,919                 35,608                 36,080
      Amortization of value of business acquired                           7,392                  6,821                  7,397
      Realized investment gains                                           (5,621)                (6,113)               (45,929)
      Changes in assets and liabilities:
         Future policy benefits                                           (5,837)                (3,470)                 1,345
         Policyholder account balances                                   (28,061)               (17,275)                (9,055)
         Income taxes payable and deferred                                 3,946                  5,064                 16,124
      Other, net                                                          (5,297)                   856                (23,185)
                                                                  --------------         --------------         --------------
      Net cash provided                                                   23,936                 44,365                 30,020
                                                                  --------------         --------------         --------------

INVESTING ACTIVITIES
Purchases of investments:
   Fixed maturity securities                                            (274,662)              (541,305)              (726,948)
   Equity securities                                                     (10,761)                (5,690)                (6,957)
   Mortgage loans                                                        (72,569)              (109,561)               (72,265)
   Real estate                                                           (45,139)               (17,725)                (8,287)
   Other investment assets                                                (1,003)                   (98)                (1,179)
Sales of investments:
   Fixed maturity securities                                              94,717                175,317                159,095
   Equity securities                                                       5,078                  6,296                  4,730
   Real estate                                                            18,778                 33,267                 72,092
   Other investment assets                                                10,216                 29,055                  9,717
Maturities and principal paydowns of investments:
   Fixed maturity securities                                             279,010                394,366                421,974
   Equity securities                                                       7,175                  9,026                  2,765
   Mortgage loans                                                         59,120                 82,414                 98,689
Net additions to property and equipment                                   (2,028)                (1,061)                (1,686)
                                                                  --------------         --------------         --------------
      Net cash provided (used)                                            67,932                 54,301                (48,260)
                                                                  --------------         --------------         --------------

FINANCING ACTIVITIES
Proceeds from borrowings                                                  67,001                 45,315                 13,575
Repayment of borrowings                                                  (79,583)              (110,252)               (55,025)
Deposits on policyholder account balances                                218,548                265,219                293,483
Withdrawals from policyholder account balances                          (294,252)              (270,521)              (222,386)
Net transfers from (to) separate accounts                                 16,451                  5,213                (12,009)
Change in other deposits                                                 (12,237)               (12,577)                (3,239)
Cash dividends to stockholders                                           (12,833)               (12,876)               (12,988)
Net disposition (acquisition) of treasury stock                           (3,288)                (1,348)                   946
                                                                  --------------         --------------         --------------
      Net cash provided (used)                                          (100,193)               (91,827)                 2,357
                                                                  --------------         --------------         --------------

Increase (decrease) in cash                                               (8,325)                 6,839                (15,883)
Cash at beginning of year                                                 10,985                  4,146                 20,029
                                                                  --------------         --------------         --------------
      Cash at end of year                                         $        2,660         $       10,985         $        4,146
                                                                  ==============         ==============         ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (amounts in thousands, except share data)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies: Kansas City Life Insurance Company (Kansas City Life) the parent company, and wholly owned subsidiaries Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American).

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. All material intercompany accounts and transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform with the current year presentation.

USE OF ESTIMATES
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities, valuation allowance on deferred income tax assets and the fair value of certain invested assets.

BUSINESS CHANGES
In 2006, the Company entered into a Master General Agent and Marketing Agreement with American Republic Insurance Company (American Republic) under which American Republic agents market Kansas City Life's insurance products. For segment reporting purposes, sales under this agreement will be reflected in the Individual Insurance segment.

INVESTMENTS
Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses, net of adjustments to deferred acquisition costs
(DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive loss in stockholders' equity. The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized. The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at current market interest rates, which were lower than the then current effective portfolio rate.

The Company reviews and analyzes its securities on an ongoing basis to determine whether impairments exist that are other-than-temporary. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's value is considered to be an other-than-temporary impairment. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. See Note 2 - Investments for further details.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans. Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Real estate consists of directly owned investments and real estate joint ventures. Real estate that is directly owned is carried at depreciated cost. Real estate joint ventures consist primarily of office buildings, unimproved land for future development and low income housing tax credit ("LIHTC") investments. Real estate joint ventures are consolidated where required or are valued at cost, adjusted for the Company's equity in earnings.

Policy loans are carried at cost, less principal payments received. Investment income is recognized when earned. Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.

Investment income on mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, except for ARMs (adjustable rate mortgage-backed securities) where the prospective method is used. Under the retrospective method the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase. Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return. The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.

DEFERRED ACQUISITION COSTS (DAC)
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience. These assumptions involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period's income as an unlocking adjustment. The DAC unlocking adjustment was $0.7 million for the year ended 2006 (2005 - $2.2 million; 2004 - $0.1 million). During the fourth quarter of 2006, the Old American segment reduced its amortization of DAC by $1.2 million. This adjustment, which is a correction of an understatement of the capitalization of DAC in prior periods, is not material to the current or any prior period financial statements.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about DAC at December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Balance at beginning of year                                      $      226,963         $      229,712         $      237,702
Capitalization of commissions, sales and issue expenses                   26,554                 28,092                 29,006
Gross amortization                                                       (47,378)               (48,699)               (49,814)
Accrual of interest                                                       12,459                 13,091                 13,734
Amortization due to realized investment losses                               (59)                    78                    304
Change in DAC due to unrealized investment (gains)
losses                                                                     2,056                  4,689                 (1,220)
                                                                  --------------         --------------         --------------

Balance at end of year                                            $      220,595         $      226,963         $      229,712
                                                                  ==============         ==============         ==============

VALUE OF BUSINESS ACQUIRED (VOBA)
When a new block of business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA). VOBA is established as the actuarially determined

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years. Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience. Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period's income as an unlocking adjustment. There were no VOBA unlocking adjustments in any of the years presented.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about VOBA at December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Balance at beginning of year                                      $       89,505         $       96,853         $      106,334
Gross amortization                                                       (13,868)               (13,996)               (15,253)
Accrual of interest                                                        6,476                  6,546                  7,294
Amortization due to realized investment (gains) losses                      (195)                     7                      -
Change in VOBA due to unrealized investment (gains) losses                   851                     95                 (1,522)
                                                                  --------------         --------------         --------------

Balance at end of year                                            $       82,769                 89,505                 96,853
                                                                  ==============         ==============         ==============

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block. The GuideOne acquisition VOBA was established using a 4.8% interest rate on the interest sensitive block, a 4.0% interest rate on the deferred annuity block and a 5.2% interest rate on the traditional life block. The VOBA on a separate acquired block of business used a 7.0% interest rate on both the traditional life portion and the interest sensitive portion. The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2007 through 2011, is $7,372, $7,157, $7,085, $6,776, and $6,270, respectively.

SEPARATE ACCOUNTS
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products. The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides a reconciliation of activity within separate account liabilities at December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Balance at beginning of year                                      $      367,860         $      353,983         $      304,691

Deposits on variable policyholder contracts                               46,771                 49,360                 64,558
Transfers to general account                                              (2,686)                (6,040)                (9,904)
Investment performance                                                    52,026                 25,131                 37,283
Policyholder benefits                                                    (49,135)               (40,890)               (29,172)
Contract charges                                                         (14,087)               (13,684)               (13,473)
                                                                  --------------         --------------         --------------
Balance at end of year                                            $      400,749         $      367,860         $      353,983
                                                                  ==============         ==============         ==============

The total separate account assets were $400.7 million as of December 31, 2006. Variable life and variable annuity assets comprised 29% and 71% of this amount, respectively. Two guarantees are offered under variable life and variable annuity contracts: a guaranteed minimum death benefit rider is available on certain variable universal life contracts, and guaranteed minimum death benefits are provided on variable annuities. The guaranteed minimum death benefit rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met. The liabilities associated with these guarantees are not material.

As of December 31, 2006, separate account balances for variable annuity contracts were $283.9 million. The total reserve held for variable annuity guaranteed minimum death benefits was $0.1 million. Additional information related to the guaranteed minimum death benefits and related separate account balances and net amount at risk (the amount by which the guaranteed minimum death benefit exceeds the account balance) as of December 31, 2006 is provided below:

------------------------------------------------------------------------------------
                Type of Guarantee                          Separate            Net
              (amounts in millions)                         Account          Amount
                                                            Balance          at Risk
------------------------------------------------------------------------------------
Return of net deposits                                    $    263.2        $    4.3
------------------------------------------------------------------------------------
Return of the greater of the highest anniversary
   contract value or net deposits                                8.2             0.1
------------------------------------------------------------------------------------
Return of the greater of every fifth year highest
   anniversary contract value or net deposits                    7.0               -
------------------------------------------------------------------------------------
Return of the greater of net deposits accumulated
   annually at 5% or the highest anniversary contract
   value                                                         5.5               -
------------------------------------------------------------------------------------
Total                                                     $    283.9        $    4.4
------------------------------------------------------------------------------------

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided. A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are provided.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

                                                                       2006                   2005
                                                                  --------------         --------------
Life insurance                                                    $      626,704         $      629,741
Immediate annuities and
   supplementary contracts
   with life contingencies                                               186,782                185,592
                                                                  --------------         --------------
      Total                                                              813,486                815,333

Accident and health insurance                                             40,961                 44,951
                                                                  --------------         --------------

      Total future policy benefits                                $      854,447         $      860,284
                                                                  ==============         ==============

POLICYHOLDER ACCOUNT BALANCES
Liabilities for universal life and fixed deferred annuity products are included in policyholder account balances, without reduction for potential surrender charges and deferred front-end contract charges. Front-end contract charges are amortized over the term of the policies. Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense. Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.75% (2005 - 3.00% to 5.75%; 2004 - 3.00% to 5.75%).

The following table provides detail about policyholder account balances at December 31.

                                                                       2006                   2005
                                                                  --------------         --------------
Universal life insurance                                          $    1,054,911         $    1,072,021
Fixed deferred annuities                                               1,068,286              1,131,297
Other                                                                     67,908                 75,100
                                                                  --------------         --------------
     Policyholder account balances                                $    2,191,105         $    2,278,418
                                                                  ==============         ==============

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted. The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future taxable income is not expected, a valuation allowance against deferred income tax assets may be required.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

PARTICIPATING POLICIES
The Company has some insurance contracts where the policyholder is entitled to share in the entity's earnings through dividends that reflect the difference between the premium charged and the actual experience. Participating business at year-end 2006 approximates 5% of statutory premiums and 6% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

REINSURANCE
In the normal course of business, the Company cedes risks to other insurers, primarily to protect the Company against adverse fluctuations in mortality experience. Reinsurance is effected on individual risks and through various quota share arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage. Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract. The Company also assumes risks ceded by other companies.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME PER SHARE
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,883,830 shares (2005 - 11,923,831 shares; 2004 - 11,932,109 shares). The number of shares outstanding at year-end was 11,855,497 (2005 - 11,918,634).

COMPREHENSIVE INCOME
Comprehensive income is comprised of net income and other comprehensive income
(loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances. In addition, other comprehensive income
(loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS 158 - described below under New Accounting Pronouncements. The adjustment to adopt SFAS 158 consists of pension and postretirement net losses and prior service costs. Other comprehensive income
(loss) also includes deferred income taxes on these items.

NEW ACCOUNTING PRONOUNCEMENTS
In December 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("SFAS 123R"). This statement requires recognition in the financial statements of the fair-value-based measurement method of stock-based compensation issued to employees. SFAS 123R became effective January 1, 2006. Historically the Company has expensed all stock-based compensation using a fair-value-based measurement method. The Company adopted this standard on January 1, 2006 with no material impact to the consolidated financial statements. See Note 8 - Share-Based Payment in the Notes to Consolidated Financial Statements.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 "Accounting Changes and Error Corrections" ("SFAS 154"). The Statement replaces APB Opinion No. 20 and SFAS 3. SFAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. However, if it is impracticable to determine the effects of such changes, then other rules apply. SFAS 154 became effective January 1, 2006. The Company adopted this standard on January 1, 2006. SFAS 154 had no immediate impact on the Company's consolidated financial statements, though it will impact the presentation of future voluntary accounting changes, should such changes occur.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 05-1 (SOP 05-1), "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts other than those specifically described in Statement of Financial Accounting Standards
(SFAS) No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 31, 2006. Retrospective application of SOP 05-1 to previously issued consolidated financial statements is not permitted. The Company adopted SOP 05-1 on January 1, 2007 with no material impact to the consolidated financial statements.

In June 2006, the FASB issued Interpretation 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 applies to all uncertain tax positions accounted for under SFAS 109 "Accounting for Income Taxes". FIN 48 addresses whether tax positions taken or to be taken on tax returns should be reflected in the financial statements before they are resolved with the appropriate taxing authority. Previous statements provided no specific guidance related to such positions. FIN 48 was adopted on January 1, 2007, with no material impact to the consolidated financial statements.

In August 2006, the Securities and Exchange Commission (SEC) adopted SEC Release No. 33-8732A, "Executive Compensation and Related Person Disclosure" which amends the disclosure requirements for executive and director compensation, related person transactions, director independence and other corporate governance matters and security ownership of officers and directors. The release expands the currently required tabular disclosures and adds a narrative Compensation Discussion & Analysis (CD&A) which must describe the Company's compensation policies and decisions. The amendments in the release apply to disclosures included in proxy and information statements, periodic and current reports, as well as other filings under the Securities Exchange Act of 1934 and to registration statements under the Exchange Act and the Securities Act of 1933. For financial statement purposes, this release is effective for years ending on or after December 15, 2006. The Company has adopted this release and will include the required disclosures in the appropriate filings.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS
157). SFAS 157 provides a single definition of fair value, together with a framework for measuring it, and requires additional disclosure about the use of fair value to measure assets and liabilities. SFAS 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and established a fair value hierarchy with the highest priority being the quoted price in active markets. This statement is effective for years beginning on or after November 15, 2007. The Company is currently evaluating the impact of this statement but does not believe that it will have a material impact on the consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" (SFAS 158). SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the funded status of the benefit plans as of December 31, 2006. The funded status is to be measured as the difference between the fair value of the plan assets and the projected benefit obligation. The Company adopted this statement as of December 31, 2006. See Note 7 - Pensions and Other Postretirement Benefits in the Notes to Consolidated Financial Statements.

All other Standards and Interpretations of those Standards issued during 2006 did not relate to accounting policies and procedures pertinent to the Company at this time.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

2. INVESTMENTS

INVESTMENT REVENUES
The following tables provide investment revenues by major category for the years ended December 31. Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
NET INVESTMENT INCOME:
   Fixed maturity securities                                      $      153,885         $      155,726         $      153,102
   Equity securities                                                       4,644                  3,699                  4,423
   Mortgage loans                                                         31,774                 32,923                 33,376
   Real estate                                                             7,494                  7,900                 13,129
   Policy loans                                                            6,713                  7,174                  7,788
   Short-term                                                              1,863                  1,544                    714
   Other                                                                     980                    667                    757
                                                                  --------------         --------------         --------------
                                                                         207,353                209,633                213,289
Less investment expenses                                                 (11,073)               (15,025)               (15,314)
                                                                  --------------         --------------         --------------
                                                                  $      196,280         $      194,608         $      197,975
                                                                  ==============         ==============         ==============

REALIZED INVESTMENT GAINS (LOSSES):
   Fixed maturity securities                                      $        2,280         $       (1,576)        $          343
   Equity securities                                                        (464)                   (37)                   147
   Mortgage loans                                                           (100)                   890                    400
   Real estate                                                             4,159                  6,751                 44,735
   Other                                                                    (254)                    85                    304
                                                                  --------------         --------------         --------------
                                                                  $        5,621         $        6,113         $       45,929
                                                                  ==============         ==============         ==============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

UNREALIZED GAINS AND LOSSES
The following table provides unrealized gains (losses) on the Company's investments in securities, at December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
AVAILABLE FOR SALE:
   End of year                                                    $        2,650         $       35,182         $       99,620
   Amounts allocable to:
      DAC and VOBA                                                          (296)                (3,203)                (7,987)
      Policyholder account balances                                         (433)                (5,036)               (11,445)
   Deferred income taxes                                                    (672)                (9,454)               (28,066)
                                                                  --------------         --------------         --------------
                                                                  $        1,249         $       17,489         $       52,122
                                                                  ==============         ==============         ==============

   Increase (decrease) in
      net unrealized gains
      during the year:
         Fixed maturity securities                                $      (17,008)        $      (34,280)        $        5,334
         Equity securities                                                   768                   (353)                  (117)
                                                                  --------------         --------------         --------------
                                                                  $      (16,240)        $      (34,633)        $        5,217
                                                                  ==============         ==============         ==============

ANALYSIS OF UNREALIZED LOSSES ON SECURITIES
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed to determine whether impairments should be recorded. For those securities where fair value is less than ninety percent of amortized cost for six consecutive months or more, a detailed analysis is prepared which focuses on each issuer's ability to service its debts and the length of time and extent the security has been valued below cost. This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the current fair value of the security as compared to cost, (2) the length of time the fair value has been below cost, (3) the financial position of the issuer, including the current and future impact of any specific events, and (4) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to income as a realized investment loss, resulting in a permanent reduction to the cost basis of the underlying investment.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2006.

                                                                   Investments with unrealized losses
                                       --------------------------------------------------------------------------------------
                                           Less than 12 months           12 months or longer                 Total
                                           -------------------           -------------------                 -----
                                          Fair        Unrealized         Fair       Unrealized        Fair        Unrealized
                                          Value         Losses           Value        Losses          Value         Losses
                                          -----         ------           -----        ------          -----         ------
Bonds:
   U.S. Treasury securities and
      obligations of U.S. Government   $    12,636    $        41    $    32,340    $       873    $    44,976    $       914
   Federal agencies(1)                       9,970             61         98,677          1,844        108,647          1,905
   Federal agency issued
      mortgage-backed securities(1)         25,326             92        216,083          5,514        241,409          5,606
   Corporate obligations                   209,000          3,015        686,507         29,602        895,507         32,617
   Corporate private-labeled
      mortgage-backed securities            61,511          1,148         97,879          2,315        159,390          3,463
   Other                                    32,225            289        111,701          2,577        143,926          2,866
Redeemable preferred stocks                    520             10              -              -            520             10
                                       -----------    -----------    -----------    -----------    -----------    -----------
Fixed maturity securities                  351,188          4,656      1,243,187         42,725      1,594,375         47,381
Equity securities                            4,636              3          9,141            634         13,777            637
                                       -----------    -----------    -----------    -----------    -----------    -----------
      Total                            $   355,824    $     4,659    $ 1,252,328    $    43,359    $ 1,608,152    $    48,018
                                       ===========    ===========    ===========    ===========    ===========    ===========

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2005.

                                                                   Investments with unrealized losses
                                       --------------------------------------------------------------------------------------
                                           Less than 12 months           12 months or longer                 Total
                                           -------------------           -------------------                 -----
                                          Fair        Unrealized         Fair       Unrealized        Fair        Unrealized
                                          Value         Losses           Value        Losses          Value         Losses
                                          -----         ------           -----        ------          -----         ------
Bonds:
   U.S. Treasury securities and
      obligations of U.S. Government   $    21,860    $       299    $    15,921    $       347    $    37,781    $       646
   Federal agencies(1)                      56,195            731         61,578          1,548        117,773          2,279
   Federal agency issued
      mortgage-backed securities(1)        116,390          1,928        169,902          4,426        286,292          6,354
   Corporate obligations                   456,925         13,101        274,407         13,704        731,332         26,805
   Corporate private-labeled
      mortgage-backed securities            70,195          1,219         57,218            677        127,413          1,896
   Other                                    78,570          1,134         62,207          1,802        140,777          2,936
Redeemable preferred stocks                     54              1              -              -             54              1
                                       -----------    -----------    -----------    -----------    -----------    -----------
Fixed maturity securities                  800,189         18,413        641,233         22,504      1,441,422         40,917
Equity securities                            2,490             59         11,202            874         13,692            933
                                       -----------    -----------    -----------    -----------    -----------    -----------
      Total                            $   802,679    $    18,472    $   652,435    $    23,378    $ 1,455,114    $    41,850
                                       ===========    ===========    ===========    ===========    ===========    ===========

---------------
(1) Federal agency securities are not backed by the full faith and credit of the U.S. Government.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Securities with unrealized losses for less than twelve consecutive months included 116 issues with a carrying value of $355,824 and unrealized losses of $4,659. Of this portfolio, 98.6% were investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $4,358. The unrealized losses on these securities were due to changes in market interest rates and credit spreads since the securities were acquired.

Securities with unrealized losses for twelve consecutive months or longer included 505 issues with a carrying value of $1,252,328 and unrealized losses of $43,359. Of this portfolio, 96.0% were investment grade at December 31, 2006, with associated unrealized losses of $38,624. The unrealized losses on these securities were due to changes in market interest rates and credit spreads since the securities were acquired.

One statistic the Company pays particular attention to with respect to fixed maturity securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are closely monitored to ensure that the impairment is not other-than-temporary.

Securities with a fair value to amortized cost ratio less than 80% for six consecutive months or longer are considered potentially distressed securities and are subject to rigorous ongoing review. As of December 31, 2006, there were no issues with a fair value to amortized cost ratio of less than 80%.

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2006.

Fair Value to
  Amortized
    Cost                     Amortized                Fair                 Unrealized
   Ratio                       Cost                   Value                  Losses                 %
-------------            ---------------         ---------------         --------------           -----
90%-99%                  $     1,609,243         $     1,566,493         $       42,750            90.2%
80%-89%                           32,513                  27,882                  4,631             9.8%
Below 80%                              -                       -                      -             0.0%
                         ---------------         ---------------         --------------           -----
      Total              $     1,641,756         $     1,594,375         $       47,381           100.0%
                         ===============         ===============         ==============           =====

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

SUMMARY OF COST AND FAIR VALUE INFORMATION FOR SECURITIES
The following table provides amortized cost and fair value of investments in securities available for sale at December 31, 2006.

                                                                                                Gross
                                                                  Amortized                  Unrealized                Fair
                                                                    Cost                Gains          Losses         Value
                                                                    ----                -----          ------         -----
Bonds:
   U.S. Treasury securities & obligations of U.S. Government    $      82,957     $     1,025     $       914     $      83,068
   Federal agencies(1)                                                154,062             425           1,905           152,582
   Federal agency issued mortgage-backed securities(1)                278,919             696           5,606           274,009
   Corporate obligations                                            1,784,393          43,974          32,617         1,795,750
   Corporate private-labeled mortgage-backed securities               211,909             533           3,463           208,979
   Other                                                              196,222             788           2,866           194,144
Redeemable preferred stocks                                            10,498             419              10            10,907
                                                                -------------     -----------     -----------     -------------
Fixed maturity securities                                           2,718,960          47,860          47,381         2,719,439
Equity securities                                                      50,180           2,808             637            52,351
                                                                -------------     -----------     -----------     -------------
      Total                                                     $   2,769,140     $    50,668     $    48,018     $   2,771,790
                                                                =============     ===========     ===========     =============

The following table provides amortized cost and fair value of investments in securities available for sale at December 31, 2005.

                                                                                                Gross
                                                                  Amortized                  Unrealized                Fair
                                                                    Cost                Gains          Losses         Value
                                                                    ----                -----          ------         -----
Bonds:
   U.S. Treasury securities & obligations of U.S. Government    $     102,323     $     1,896     $       646     $     103,573
   Federal agencies(1)                                                172,305             796           2,279           170,822

   Federal agency issued mortgage-backed securities(1)                363,631           1,416           6,354           358,693

   Corporate obligations                                            1,817,757          69,321          26,805         1,860,273
   Corporate private-labeled mortgage-backed securities               190,163             861           1,896           189,128
   Other                                                              184,692           1,177           2,936           182,933
Redeemable preferred stocks                                                55               -               1                54
                                                                -------------     -----------     -----------     -------------
Fixed maturity securities                                           2,830,926          75,467          40,917         2,865,476
Equity securities                                                      52,143           1,565             933            52,775
                                                                -------------     -----------     -----------     -------------
      Total                                                     $   2,883,069     $    77,032     $    41,850     $   2,918,251
                                                                =============     ===========     ===========     =============

The Company held no non-income producing securities at December 31, 2006 (2005 - $760).

--------------
(1) Federal agency securities are not backed by the full faith and credit of the U.S. Government.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31. Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

                                2006                    2005                   2004
                          --------------          --------------          -------------
Proceeds                  $       99,795          $      181,613          $     163,825
Gross realized gains               3,550                   3,991                  8,545
Gross realized losses              1,151                   6,009                  8,237

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

CONTRACTUAL MATURITIES
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2006. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                                Amortized                    Fair
                                                   Cost                      Value
                                                   ----                      -----
Due in one year or less                      $       148,366            $       148,163
Due after one year through five years                551,613                    549,433
Due after five years through ten years               696,162                    688,241
Due after ten years                                  726,882                    744,418
Mortgage-backed securities                           595,937                    589,184
                                             ---------------            ---------------
                                             $     2,718,960            $     2,719,439
                                             ===============            ===============

MORTGAGE LOANS
Most of the Company's mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $3,600 (2005 - $3,478). The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors. No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years. Also, there were no delinquent mortgage loans at December 31, 2006. The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides geographic and property type diversification of the mortgage portfolio at December 31.

                                                  2006                                                 2005
                               ------------------------------------------          ------------------------------------------
                                   Carrying                    Fair                    Carrying                    Fair
                                    Amount                     Value                    Amount                     Value
                                    ------                     -----                    ------                     -----
GEOGRAPHIC REGION:
   East north central          $         22,962          $         23,344          $         25,295          $         23,535
   Mountain                              68,203                    68,041                    61,391                    62,746
   Pacific                              132,265                   132,252                   135,809                   141,569
   West south central                    95,641                    96,211                    88,424                    90,725
   West north central                   112,827                   111,486                   110,098                   106,221
   Other                                 43,721                    43,946                    41,129                    45,070
   Valuation reserve                     (3,600)                   (3,600)                   (3,478)                   (3,478)
                               ----------------          ----------------          ----------------          ----------------
                               $        472,019          $        471,680          $        458,668          $        466,388
                               ================          ================          ================          ================

PROPERTY TYPE:
   Industrial                  $        264,662          $        265,522          $        256,113          $        263,379
   Retail                                   211                       211                       749                       749
   Office                               191,030                   189,827                   180,727                   181,124
   Other                                 19,716                    19,720                    24,557                    24,614
   Valuation reserve                     (3,600)                   (3,600)                   (3,478)                   (3,478)
                               ----------------          ----------------          ----------------          ----------------
                               $        472,019          $        471,680          $        458,668          $        466,388
                               ================          ================          ================          ================

The Company had commitments to originate mortgage loans of $12.7 million at December 31, 2006. These commitments expire in 2007.

REAL ESTATE
The table below provides information concerning the Company's real estate investments as of December 31.

                                          2006                  2005
                                     -------------         -------------
Land                                 $      16,469         $      18,802
Buildings                                   54,885                63,886
   Less accumulated depreciation           (24,105)              (24,088)
                                     -------------         -------------
      Real estate, commercial               47,249                58,600
      Real estate, joint ventures           63,524                23,270
                                     -------------         -------------
                                     $     110,773         $      81,870
                                     =============         =============

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis over periods ranging from 10 to 60 years.

The Company had non-income producing real estate of $17,386, consisting of properties under development at December 31, 2006 (2005 - $21,142).

The Company had commitments to sell real estate investments of $6.2 million at December 31, 2006. These commitments expire in 2007.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

3. UNPAID ACCIDENT and HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "Policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Gross liability at beginning of year                              $        6,986         $        8,605         $        8,623
Less reinsurance recoverable                                              (3,999)                (4,207)                (3,579)
                                                                  --------------         --------------         --------------
Net liability at beginning of year                                         2,987                  4,398                  5,044
                                                                  --------------         --------------         --------------

Incurred benefits related to:
   Current year                                                           22,174                 20,287                 25,449
   Prior years(1)                                                            766                   (319)                   842
                                                                  --------------         --------------         --------------

Total incurred benefits                                                   22,940                 19,968                 26,291
                                                                  --------------         --------------         --------------

Paid benefits related to:
   Current year                                                           18,939                 17,767                 21,210
   Prior years                                                             3,426                  3,612                  5,727
                                                                  --------------         --------------         --------------

Total paid benefits                                                       22,365                 21,379                 26,937
                                                                  --------------         --------------         --------------
Net liability at end of year                                               3,562                  2,987                  4,398
Plus reinsurance recoverable                                               3,829                  3,999                  4,207
                                                                  --------------         --------------         --------------

Gross liability at end of year                                    $        7,391         $        6,986         $        8,605
                                                                  ==============         ==============         ==============

----------------
(1) The incurred benefits related to prior years' unpaid accident and health claims reflect the (favorable) unfavorable development of these liabilities.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

                                                                           2006                 2005
                                                                       ------------         ------------
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, currently 5.47%, secured by
   mortgage-backed securities totaling $79,785.                        $     14,700         $     26,214

One real estate loan with an interest rate of 7.50% paid off in
   January 2006.                                                                  -                  610

One construction loan related to investment properties dated
   December 2003 with an interest rate of 8.00%, forgiven in
   December 2006 with the sale of the land.                                       -                  458
                                                                       ------------         ------------
                                                                       $     14,700         $     27,282
                                                                       ============         ============

As a member of the FHLB with a capital investment of $5.9 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company earned a 3.81% average rate on the capital investment in the FHLB for 2006.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 6.075%. Both lines of credit will expire during 2007, and it is expected that the Company will renew these facilities.

With the exception of the real estate and construction loans, all borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $1,016 (2005 - $2,129; 2004 - $1,574). The interest expense on all borrowings totaled $942 (2005 - $1,978; 2004 - $1,694).

Maturities on notes payable are $14.7 million, due in 2007.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

5. STATUTORY INFORMATION and STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Net gain from operations                                          $       46,801         $       49,500         $       35,064

Net income                                                                49,353                 48,668                 79,394

Unassigned surplus at December 31                                        443,236                408,144                357,123

Capital and surplus at December 31                                       371,766                339,961                290,288

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2007 without prior approval is $46.8 million, the statutory net gain from operations in 2006. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $12,000 at December 31, 2006 (2005 - $12,000; 2004 - $19,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company's effective income tax rate for the years ended December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Current income tax expense                                        $        8,842         $        6,353         $       11,796
Deferred income tax expense                                                5,487                  7,088                 12,200
                                                                  --------------         --------------         --------------
Total income tax expense                                          $       14,329         $       13,441         $       23,996
                                                                  ==============         ==============         ==============

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Federal income tax rate                                                       35%                    35%                    35%
Tax credits                                                                   (6)                    (6)                    (5)
Other permanent differences                                                   (1)                    (2)                    (1)
                                                                  --------------         --------------         --------------
Effective income tax rate                                                     28%                    27%                    29%
                                                                  ==============         ==============         ==============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

                                                                       2006                   2005
                                                                  --------------         --------------
Deferred tax assets:
   Future policy benefits                                         $       45,169         $       53,445
   Employee retirement benefits                                           19,934                 20,669
   Tax carryovers                                                          3,323                  3,855
   Other                                                                   1,213                  1,638
                                                                  --------------         --------------
Gross deferred tax assets                                                 69,639                 79,607
Less: Valuation allowance                                                      -                     (8)
                                                                  --------------         --------------
      Net deferred tax assets                                             69,639                 79,599
Deferred tax liabilities:
   Basis differences between tax and
      GAAP accounting for investments                                      9,152                 11,351
   Unrealized investment gains                                               776                  9,454
   Capitalization of deferred acquisition
      costs, net of amortization                                          44,362                 49,562
   Value of business acquired                                             28,969                 31,327
   Property and equipment, net                                             8,380                  8,038
   Other                                                                  11,949                  8,041
                                                                  --------------         --------------
Gross deferred tax liabilities                                           103,588                117,773
                                                                  --------------         --------------
   Net deferred tax liability                                             33,949                 38,174
   Current tax liability                                                   1,370                  1,981
                                                                  --------------         --------------
      Income taxes payable                                        $       35,319         $       40,155
                                                                  ==============         ==============

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of our anticipated future earnings and reversal of future taxable differences, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset.

Federal income taxes paid this year were $8,121 (2005 - $6,054; 2004 - $5,593).

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a tax account designated as "Policyholders' Surplus." The American Jobs Creation Act of 2004 was passed on October 22, 2004. This Act allows for the Policyholders' Surplus to be distributed without being subject to tax. These distributions were required to be made during the 2005 or 2006 tax years. Under this Act, the Company distributed a significant portion of the balance in Policyholders' Surplus account during this time frame. The Company distributed approximately $19.8 million and $22.4 million from Policyholders' Surplus in 2006 and 2005, respectively. As of December 31, 2006, the Company has approximately $25.6 million of untaxed "Policyholders' Surplus." Should the balance in the Policyholders' Surplus become taxable in future years, the tax computed at current rates would approximate $8.9 million.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Income tax expense                                                $       14,329         $       13,441         $       23,996
Stockholders' equity:
   Related to:
      Unrealized gains (losses), net                                      (8,782)               (18,612)                 2,808
      Pension, and postretirement benefits                                  (253)                    (2)                (1,294)
                                                                  --------------         --------------         --------------
Total income tax expense included in financial statements         $        5,294         $       (5,173)        $       25,510
                                                                  ==============         ==============         ==============

7. PENSIONS and OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2007 through 2011 are $7,900, $9,000, $11,100, $9,500, and $12,400,
respectively. The aggregate benefits expected to be paid in the five years from 2012 through 2016 are $62,200. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2006 and include estimated future employee service. The 2007 contribution for the plan cannot be reasonably estimated at this time. The asset allocation of the fair value of pension plan assets at December 31 was:

                                                Plan Assets
                                         --------------------------          Target
                                           2006              2005          Allocation
                                         --------          --------        ----------
ASSET CATEGORY
Debt securities                             31%               32%             26%-42%
Equity securities                           69%               67%             56%-76%
Cash equivalents                             0%                1%              0%-2%

This allocation of plan assets is within the targeted mix by asset class. The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits. The Plan does not expect to return any plan assets to the Company during 2007.

The current assumption for the expected long-term rate of return on plan assets is 8.0%. This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes. The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rate used to determine the benefit obligation for pension benefits is 5.50% and 5.75% for other postretirement benefits. The discount rates were determined by reference to the AA finance corporate bond index yield curve on December 31, 2006, as published by Bloomberg L.P. Specifically, the yield curve was converted to spot rates to determine the rates on zero coupon securities of the same quality at various maturities. By discounting benefit cash

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

flows at these rates, a notional amount equal to the market value of a cash flow defeasing a portfolio of AA finance corporate bonds was determined. The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2007 through 2011 are $870, $980, $1,020, $1,080, and $1,160, respectively. The aggregate benefits expected to be paid in the five years from 2012 through 2016 are $6,590. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2006. The 2007 contribution for the plan is estimated to be $870. The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $98 (2005 - $106; 2004 - $106). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $300 (2005 - $503; 2004 - $500).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents' prior year paid commissions, respectively. Contributions to the plan were $1,683 (2005 - $1,468; 2004 - $1,454). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution in 2006 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act ("the Act") was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. As of December 31, 2004, the Company evaluated the provisions of the Act and determined that the benefits provided by the Company's postretirement benefit plans were actuarially equivalent thereto, and estimated the accumulated postretirement benefit obligation ("APBO") to incorporate the impact of the Act. As of December 31, 2004, the estimated reduction to the APBO was $7.1 million, and this change did not have a material impact on the net periodic postretirement benefit cost for the year ended December 31, 2004. This change decreased the 2005 net periodic benefit cost by $0.5 million.

On June 17, 2005, the Company amended the Kansas City Life Insurance Company Employee Benefits Plan and the Kansas City Life Insurance Company Agent and General Agent Health and Dental Plan ("the Plans"), to eliminate prescription drug coverage as of January 1, 2006. Since prescription drug coverage to retirees will become available under the Act on January 1, 2006, participants of the Plans will be able to obtain coverage under the Medicare Prescription Drug Plan as of this date. At the same time, the Company has elected to reduce required retiree premium payments to the Plans.

A re-measurement of the APBO was calculated for the amendment to the Plans and the reduced retiree premium payments. The change in the APBO resulted in a decrease of $0.9 million in the net periodic postretirement benefit cost for the year ended December 31, 2005.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" SFAS 158. SFAS 158 requires calendar year-end companies with publicly traded equity securities that sponsor postretirement benefit plans to fully recognize, as an asset or liability, the overfunded or underfunded status of the benefit plans as of December 31, 2006. The funded status is to be measured as the difference between the fair value of the plan's assets and its benefit obligation. The Company adopted SFAS 158 as of December 31, 2006.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The incremental effect of applying SFAS 158 on individual line items in the Consolidated Balance Sheet as of December 31, 2006, was as follows.

                                                                      Before                                        After
                                                                  Application of                                Application of
                                                                     SFAS 158              Adjustments             SFAS 158
                                                                  --------------         --------------         --------------
Liability for pension benefits                                    $       13,935         $        5,691         $       19,626
Liability for postretirement benefits                                     22,857                    654                 23,511
Deferred income tax liability                                             36,170                 (2,221)                33,949
Total liabilities                                                      3,771,994                  4,124              3,776,118
Accumulated other comprehensive income                                    29,242                 (4,124)                25,118
Total stockholders' equity                                               688,428                 (4,124)               684,304

                                                                        Pension Benefits                 Other Benefits
                                                                  ---------------------------     ---------------------------
                                                                      2006            2005            2006            2005
                                                                  -----------     -----------     -----------     -----------
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year                           $   136,513     $   132,883     $    25,056     $    22,903
Service cost                                                            2,257           2,246             815             598
Interest cost                                                           7,430           7,341           1,308           1,099
Plan amendments                                                             -               -               -          (4,159)
Actuarial (gain) loss                                                   2,815           1,735          (1,644)          5,721
Benefits paid                                                          (8,963)         (7,692)         (1,060)         (1,106)
                                                                  -----------     -----------     -----------     -----------
   Benefit obligation at end of year                              $   140,052     $   136,513     $    24,475     $    25,056
                                                                  ===========     ===========     ===========     ===========

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year                    $   109,170     $   103,024     $       984     $     1,042
Actual return on plan assets                                           14,139           7,159              50              53
Company contributions                                                   6,080           6,679               -               -
Benefits paid                                                          (8,963)         (7,692)            (70)           (111)
                                                                  -----------     -----------     -----------     -----------
   Fair value of plan assets at end of year                       $   120,426     $   109,170     $       964     $       984
                                                                  ===========     ===========     ===========     ===========

Funded status of plan at end of year                              $   (19,626)    $   (27,343)    $   (23,511)    $   (24,072)
                                                                  ===========                     ===========
Unrecognized actuarial loss                                              n/a           48,313            n/a            5,988
Unrecognized prior service cost                                          n/a           (3,263)           n/a           (3,956)
                                                                                  -----------                     -----------
   Net amount recognized                                                 n/a      $    17,707            n/a      $   (22,040)
                                                                                  ===========                     ===========

AMOUNTS RECOGNIZED IN THE CONSOLIDATED BALANCE SHEETS:
Accrued benefit liability                                                n/a      $   (22,132)           n/a      $   (22,040)
Accumulated other comprehensive income                                   n/a           39,839            n/a                -
                                                                                  -----------                     -----------
   Net amount recognized                                                 n/a      $    17,707            n/a      $   (22,040)
                                                                                  ===========                     ===========

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME:
Net loss                                                          $    42,526            n/a      $     4,232            n/a
Prior service cost                                                     (2,616)           n/a           (3,578)           n/a
                                                                  -----------                     -----------
   Total accumulated other comprehensive income                   $    39,910            n/a      $       654            n/a
                                                                  ===========                     ===========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                                        Pension Benefits                 Other Benefits
                                                                  ---------------------------     ---------------------------
                                                                      2006            2005            2006            2005
                                                                  -----------     -----------     -----------     -----------
PLANS WITH UNDERFUNDED ACCUMULATED BENEFIT OBLIGATION:
Projected benefit obligation                                      $   140,052     $   136,513          n/a             n/a
Accumulated benefit obligation                                        134,361         131,302          n/a             n/a
Fair value of plan assets                                             120,426         109,170          n/a             n/a

WEIGHTED AVERAGE ASSUMPTIONS USED TO DETERMINE BENEFIT
   OBLIGATIONS AT DECEMBER 31:
Discount rate                                                            5.50%           5.50%           5.75%           5.75%
Expected return on plan assets                                           8.00            8.00            5.50            5.50
Rate of compensation increase                                            3.75            3.75               -               -

WEIGHTED AVERAGE ASSUMPTIONS USED TO DETERMINE NET
   PERIODIC BENEFIT COST FOR YEARS ENDED DECEMBER 31:
Discount rate                                                            5.50%           5.75%           5.75%           5.75%
Expected return on plan assets                                           8.00            8.00            5.50            5.50
Rate of compensation increase                                            3.75            4.00               -               -

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

                                                           One Percentage Point
                                                        Change in the Growth Rate
                                                       Increase           Decrease
                                                       --------           --------
Service and interest cost components                 $       422        $       (347)
Postretirement benefit obligation                          4,114              (3,357)

For measurement purposes a 12.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6% in 2018 and thereafter.

                                                     Pension Benefits                          Other Benefits
                                          ------------------------------------      ------------------------------------
                                            2006          2005          2004          2006          2005          2004
                                          --------      --------      --------      --------      --------      --------
THE FOLLOWING TABLE PROVIDES THE
   COMPONENTS OF NET PERIODIC BENEFIT
   COST FOR THE YEARS ENDED DECEMBER 31:
Service cost                              $  2,257      $  2,246      $  2,214      $    815      $    598      $    771
Interest cost                                7,430         7,341         7,283         1,308         1,099         1,502
Expected return on plan assets              (8,537)       (8,064)       (7,425)          (54)          (57)          (66)
Amortization of:
   Unrecognized actuarial loss               3,000         2,731         2,870           115             6            92
   Unrecognized prior service cost            (647)         (647)         (647)         (378)         (204)            -
                                          --------      --------      --------      --------      --------      --------
Net periodic benefit cost                 $  3,503      $  3,607      $  4,295      $  1,806      $  1,442      $  2,299
                                          ========      ========      ========      ========      ========      ========

The estimated net loss and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $2,300 and ($647), respectively.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The estimated net loss and prior service cost for the other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is $119 and ($378), respectively.

8. SHARE-BASED PAYMENT

The Company has a long-term incentive plan for senior management that awards participants for the increase in the share price of the Company's common stock through units (phantom shares) assigned by the Board of Directors. The awards are calculated over three-year intervals on a calendar year basis. At the conclusion of each three-year interval, participants will receive awards based on the increase in the share price during a defined measurement period, times the number of units. The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval. Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation. Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.

Information about the outstanding three-year intervals as of December 31, 2006, were as follows:

  Defined
Measurement           Number               Grant
  Period             of Units              Price
-----------          --------           ----------
2004-2006             125,336           $    46.92
2005-2007              98,860           $    48.86
2006-2008             169,634           $    50.21
2007-2009             179,488           $    52.10

During 2006, the plan made a payment of $1.5 million to plan participants for the three-year interval ended December 31, 2005. No payments were made in 2005 or 2004. The cost of compensation charged as an operating expense was $1,145 (2005 - $1,157; 2004 - $135). The associated tax benefit was $401 (2005 - $405;
2004 - $47).

9. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered: Individual Insurance, Group Insurance and Old American. The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life. The Individual Insurance segment is marketed through a nationwide sales force of independent general agents. The Group Insurance segment consists of sales of group life, group disability, stop loss and dental products. This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements. Old American consists of individual insurance products designed primarily as final expense products. These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded. Other revenues include other sources of customer revenue, such as supplemental contract considerations, accumulated policyholder dividend receipts and third-party administrative and service fees related to the Company's Group Insurance Segment. It is preferable to consider the sum of both insurance revenues and other revenues in evaluating total revenues from all customer relationships and we define this as "customer revenues" for segment reporting purposes. Customer revenues are added to net investment income and realized investment gains (losses) to reconcile to the Company's total revenues.

Separate investment portfolios are maintained for each of the three life insurance companies of the Company. However, investments are allocated to the Group Insurance segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

                                                           Individual        Group          Old        Intercompany
                                                            Insurance      Insurance      American    Eliminations(1)     Total
                                                            ---------      ---------      --------    ---------------     -----
2006:
Insurance revenues                                        $    127,218   $     44,577   $     63,933   $      (574)   $    235,154
Other revenues                                                  10,717            608             24             -          11,349
                                                          ------------   ------------   ------------   -----------    ------------
   Customer revenues                                           137,935         45,185         63,957          (574)        246,503
   Net investment income                                       182,766            272         13,242             -         196,280
   Realized investment gains                                     5,300              -            321             -           5,621
                                                          ------------   ------------   ------------   -----------    ------------
      Total revenues                                           326,001         45,457         77,520          (574)        448,404
                                                          ------------   ------------   ------------   -----------    ------------

   Policyholder benefits                                        95,603         28,596         43,596             -         167,795
   Interest credited to policyholder account balances           94,648              -              -             -          94,648
   Amortization of deferred acquisition costs
      and value of business acquired                            29,904              -         11,730             -          41,634
   Operating expenses                                           59,952         19,114         14,588          (574)         93,080
                                                          ------------   ------------   ------------   -----------    ------------
      Total benefits and expenses                              280,107         47,710         69,914          (574)        397,157
                                                          ------------   ------------   ------------   -----------    ------------

Income (loss) before income tax expense (benefit)               45,894         (2,253)         7,606             -          51,247
Income tax expense (benefit)                                    12,726           (676)         2,279             -          14,329
                                                          ------------   ------------   ------------   -----------    ------------
Segment net income (loss)                                 $     33,168   $     (1,577)  $      5,327   $         -    $     36,918
                                                          ============   ============   ============   ===========    ============

Segment assets                                               4,085,189          6,066        369,167             -       4,460,422
Interest expense                                                 1,191              -            226             -           1,417

2005:
Insurance revenues                                        $    132,162   $     40,870   $     66,007   $      (544)   $    238,495
Other revenues                                                   9,641            661             10             -          10,312
                                                          ------------   ------------   ------------   -----------    ------------
   Customer revenues                                           141,803         41,531         66,017          (544)        248,807
   Net investment income                                       181,311            233         13,064             -         194,608
   Realized investment gains (losses)                            6,488              -           (375)            -           6,113
                                                          ------------   ------------   ------------   -----------    ------------
      Total revenues                                           329,602         41,764         78,706          (544)        449,528
                                                          ------------   ------------   ------------   -----------    ------------

   Policyholder benefits                                        99,294         25,950         44,449             -         169,693
   Interest credited to policyholder account balances           98,637              -              -             -          98,637
   Amortization of deferred acquisition costs
      and value of business acquired                            29,011              -         13,418             -          42,429
   Operating expenses                                           56,638         19,220         13,830          (544)         89,144
                                                          ------------   ------------   ------------   -----------    ------------
      Total benefits and expenses                              283,580         45,170         71,697          (544)        399,903
                                                          ------------   ------------   ------------   -----------    ------------

Income (loss) before income tax expense (benefit)               46,022         (3,406)         7,009             -          49,625
Income tax expense (benefit)                                    12,383         (1,022)         2,080             -          13,441
                                                          ------------   ------------   ------------   -----------    ------------
Segment net income (loss)                                 $     33,639   $     (2,384)  $      4,929   $         -   $      36,184
                                                          ============   ============   ============   ===========    ============

Segment assets                                               4,170,536          6,671        381,165             -       4,558,372
Interest expense                                                 1,824              -            593             -           2,417

(1) Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows: insurance revenues from the Group Insurance segment, and operating expenses from the Individual Insurance segment, to arrive at Consolidated Statements of Income.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                           Individual        Group          Old        Intercompany
                                                            Insurance      Insurance      American    Eliminations(1)     Total
                                                            ---------      ---------      --------    ---------------     -----
2004:
Insurance revenues                                        $    139,892   $     42,968   $     67,826   $      (585)   $    250,101
Other revenues                                                   6,740          1,728              -             -           8,468
                                                          ------------   ------------   ------------   -----------    ------------
   Customer revenues                                           146,632         44,696         67,826          (585)        258,569
   Net investment income                                       184,393            323         13,259             -         197,975
   Realized investment gains (losses)                           46,026              -            (97)            -          45,929
                                                          ------------   ------------   ------------   -----------    ------------
      Total revenues                                           377,051         45,019         80,988          (585)        502,473
                                                          ------------   ------------   ------------   -----------    ------------

   Policyholder benefits                                       106,087         27,959         44,142             -         178,188
   Interest credited to policyholder account balances          103,464              -              -             -         103,464
   Amortization of deferred acquisition costs and
      value of business acquired                                29,779              -         13,698             -          43,477
   Operating expenses                                           61,855         19,710         14,681          (585)         95,661
                                                          ------------   ------------   ------------   -----------    ------------
      Total benefits and expenses                              301,185         47,669         72,521          (585)        420,790
                                                          ------------   ------------   ------------   -----------    ------------

Income (loss) before income tax expense (benefit)               75,866         (2,650)         8,467             -          81,683
Income tax expense (benefit)                                    22,761           (795)         2,030             -          23,996
                                                          ------------   ------------   ------------   -----------    ------------
Segment net income (loss)                                 $     53,105   $     (1,855)  $      6,437   $         -    $     57,687
                                                          ============   ============   ============   ===========    ============

Segment assets                                               4,250,635          4,858        410,653             -       4,666,146
Interest expense                                                 1,797              -            396             -           2,193

(1) Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows: insurance revenues from the Group Insurance segment, and operating expenses from the Individual Insurance segment, to arrive at Consolidated Statements of Income.

ENTERPRISE-WIDE DISCLOSURES

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
Customer revenues by line of business:
   Traditional individual insurance products, net                 $       75,473         $       82,219         $       91,569
   Interest sensitive products                                            97,177                 97,506                 98,415
   Variable life insurance and annuities                                  17,319                 17,239                 17,295
   Group life and disability products, net                                45,185                 41,531                 42,822
   Group administrative claims paying services                                 -                      -                  1,672
   Other                                                                  11,349                 10,312                  6,796
                                                                  --------------         --------------         --------------
      Total                                                       $      246,503         $      248,807         $      258,569
                                                                  ==============         ==============         ==============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

10. PROPERTY and EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information as of December 31.

                                             2006             2005
                                        ------------      ------------
Land                                    $        766      $        766
Home office complex                           20,427            20,180
Furniture and equipment                       45,843            44,157
                                        ------------      ------------
                                              67,036            65,103

Less accumulated depreciation                (37,672)          (35,149)
                                        ------------      ------------

                                        $     29,364      $     29,954
                                        ============      ============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

11. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

                                                                       2006                   2005                   2004
                                                                  --------------         --------------         --------------
LIFE INSURANCE IN FORCE (IN MILLIONS):
   Direct                                                         $       29,398         $       28,943         $       28,815
   Ceded                                                                 (13,945)               (13,354)               (12,760)
   Assumed                                                                 1,863                  2,006                  2,165
                                                                  --------------         --------------         --------------
      Net                                                         $       17,316         $       17,595         $       18,220
                                                                  ==============         ==============         ==============

PREMIUMS:
Life insurance:
   Direct                                                         $      124,858         $      131,256         $      136,749
   Ceded                                                                 (45,227)               (45,301)               (43,609)
   Assumed                                                                 4,031                  4,144                  4,855
                                                                  --------------         --------------         --------------
      Net                                                         $       83,662         $       90,099         $       97,995
                                                                  ==============         ==============         ==============

Accident and health:
   Direct                                                         $       46,748         $       43,947         $       46,821
   Ceded                                                                  (9,752)               (10,296)               (10,881)
   Assumed                                                                     -                      -                    456
                                                                  --------------         --------------         --------------
      Net                                                         $       36,996         $       33,651         $       36,396
                                                                  ==============         ==============         ==============

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $56.6 million as of this year-end. The reserve for future policy benefits ceded under this agreement was $28,424 (2005 - $30,682).

Kansas City Life acquired a block of traditional life and universal life products in 1997. As of this year-end, the block had $1.8 billion of life insurance in force (2005 - $2.0 billion). The block generated life insurance premiums of $2,716 net of reinsurance (2005 - $2,882).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. As of this year-end, the insurance in force ceded approximates $2.1 billion (2005 - $2.3 billion) and premiums totaled $8,785.

Reinsurance receivables were $159.5 million at year end 2006, consisting of reserves ceded of $143.5 million, claims ceded of $9.3 million and other receivables for commissions and expense allowances of $6.7 million.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers' solvency is reviewed annually.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

12. COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income
(loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances. In addition, other comprehensive income
(loss) includes the change in the additional minimum pension liability, and the adjustment to adopt SFAS 158. The adjustment to adopt SFAS 158 consists of pension and postretirement net losses and prior service costs. Other comprehensive income (loss) also includes deferred income taxes on these items. The table below provides information about comprehensive income for the years ended December 31.

                                                        Unrealized              Pension
                                                        Gain (Loss)            and Other
                                                       on Securities            Benefits                Total
                                                       -------------            --------                -----
2006:
Unrealized losses arising during the year            $        (30,716)      $              -       $        (30,716)
Less: Realized losses included in net income                    1,816                      -                  1,816
                                                     ----------------       ----------------       ----------------
Net unrealized losses                                         (32,532)                     -                (32,532)
Decrease in minimum pension liability                               -                  5,620                  5,620
Adjustment to adopt SFAS 158                                        -                 (6,345)                (6,345)
Effect on DAC                                                   2,056                      -                  2,056
Effect on VOBA                                                    851                      -                    851
Policyholder account balances                                   4,603                      -                  4,603
Deferred income taxes                                           8,782                    253                  9,035
                                                     ----------------       ----------------       ----------------
Other comprehensive loss                             $        (16,240)      $           (472)               (16,712)
                                                     ================       ================       ================
   Net income                                                                                                36,918
                                                                                                   ----------------
   Comprehensive income                                                                            $         20,206
                                                                                                   ================

                                                        Unrealized              Minimum
                                                        Gain (Loss)             Pension
                                                       on Securities           Liability                Total
                                                       -------------           ---------                -----
2005:
Unrealized losses arising during the year            $        (66,050)      $              -       $        (66,050)
Less: Realized losses included in net income                   (1,613)                     -                 (1,613)
                                                     ----------------       ----------------       ----------------
Net unrealized losses                                         (64,437)                     -                (64,437)
Increase in minimum pension liability                               -                     (6)                    (6)
Effect on DAC                                                   4,689                      -                  4,689
Effect on VOBA                                                     95                      -                     95
Policyholder account balances                                   6,408                      -                  6,408
Deferred income taxes                                          18,612                      2                 18,614
                                                     ----------------       ----------------       ----------------
Other comprehensive loss                             $        (34,633)      $             (4)               (34,637)
                                                     ================       ================
   Net income                                                                                                36,184
                                                                                                   ----------------
   Comprehensive income                                                                            $          1,547
                                                                                                   ================

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                        Unrealized              Minimum
                                                        Gain (Loss)             Pension
                                                       on Securities           Liability                Total
                                                       -------------           ---------                -----
2004:
Unrealized gains arising during the year             $         14,632       $              -        $        14,632
Less: Realized gains included in net income                       490                      -                    490
                                                     ----------------       ----------------       ----------------
Net unrealized gains                                           14,142                      -                 14,142
Increase in minimum pension liability                               -                 (3,698)                (3,698)
Effect on DAC                                                  (1,220)                     -                 (1,220)
Effect on VOBA                                                 (1,522)                     -                 (1,522)
Policyholder account balances                                  (3,375)                     -                 (3,375)
Deferred income taxes                                          (2,808)                 1,294                 (1,514)
                                                     ----------------       ----------------       ----------------
Other comprehensive income (loss)                    $          5,217       $         (2,404)                 2,813
                                                     ================       ================
   Net income                                                                                                57,687
                                                                                                   ----------------
   Comprehensive income                                                                            $         60,500
                                                                                                   ================

The following table provides accumulated balances related to each component of accumulated other comprehensive loss.

                                                   Unrealized               Minimum               Pension
                                                   Gain (Loss)              Pension              and Other
                                                  on Securities            Liability              Benefits              Total
                                                  -------------            ---------              --------              -----
2005:
Beginning of year                               $          52,122         $    (25,891)        $           -        $       26,231
Other comprehensive loss                                  (34,633)                  (4)                    -               (34,637)
                                                -----------------         ------------         --------------       --------------

End of year                                                17,489              (25,895)                    -                (8,406)

2006:
Other comprehensive loss                                  (16,240)                   -                  (472)              (16,712)
                                                -----------------         ------------         --------------       --------------

End of year                                     $           1,249         $    (25,895)        $        (472)       $      (25,118)
                                                =================         ============         ==============       ==============

13. FAIR VALUE of FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans, as reported in the accompanying balance sheet, approximate their fair values. The fair values for securities were based on quoted market prices, where available. For those securities not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, were estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans were based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates. The fair value of bank deposits, checking, savings and money market accounts was the amount payable on demand.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for fixed deferred annuities and with other policyholder funds for supplementary contracts without life contingencies, were estimated to be their cash surrender values.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts were not required to be disclosed. However, the fair values of liabilities under all insurance contracts were taken into consideration in the Company's overall management of interest rate risk.

At year-end 2006, all of the Company's notes payable had a carrying value which approximated their fair value. The Company's other liabilities are generally short-term in nature and their carrying value approximates their fair value.

Following are the carrying amounts and fair values of financial instruments as of December 31.

                                                            2006                                          2005
                                          -------------------------------------         -------------------------------------
                                              Carrying                Fair                  Carrying                Fair
                                               Amount                 Value                  Amount                 Value
                                               ------                 -----                  ------                 -----
INVESTMENTS:
   Securities available for sale          $    2,771,790         $    2,771,790         $    2,918,251         $    2,918,251
   Mortgage loans                                472,019                471,680                458,668                466,388
LIABILITIES:
   Individual and group annuities         $    1,068,286         $    1,038,533         $    1,131,297         $    1,096,429
   Notes payable                                  14,700                 14,700                 27,282                 27,282
   Bank deposits                                  43,118                 43,118                 47,608                 47,608
   Supplementary contracts
      without life contingencies                  67,908                 67,927                 75,100                 75,100

14. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2006 and 2005 are summarized in the table below.

                                    First                Second                Third                 Fourth
                                    -----                ------                -----                 ------
2006:
Total revenues                 $     110,984         $     112,519         $     111,227         $      113,674

Net income                             7,189                10,109                 9,526                 10,094

Per common share,
   basic and diluted                    0.60                  0.85                  0.80                   0.86

2005:
Total revenues                 $     114,125         $     109,080         $     108,925         $      117,398

Net income                             7,960                 8,425                 8,902                 10,897

Per common share,
   basic and diluted                    0.67                  0.71                  0.75                   0.90

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

15. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments. At December 31, 2006, the Company had purchase commitments to fund mortgage loans and other investments of $15.6 million and sale commitments of $6.2 million. Subsequent to December 31, 2006, the Company entered into commitments to fund additional mortgage loans of $5.3 million.

16. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.

17. GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications, and therefore such indemnifications would not result in a material adverse effect on the Company's business, financial position or results of operations.

18. SUBSEQUENT EVENTS

On January 23, 2006, the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million in cash to Brooke Corporation. On January 8, 2007, the Company completed the sale of Generations Bank after receiving regulatory approval from the Office of Thrift Supervision. The gain on the sale was $1.9 million. The bank subsidiary and the results of operations were not material to the financial statements of the Company and are not disclosed separately.

On January 29, 2007, the Board of Directors declared two dividends, including a quarterly dividend of $0.27 per share, unchanged from the prior year, and a special one-time dividend of $2.00 per share. Both dividends, totaling $26.9 million, were paid on February 13, 2007 to shareholders of record as of February 8, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2006 and December 31, 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2006. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-V. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 1 to the consolidated financial statements, the Company adopted Statement of Financial Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, effective December 31, 2006.

/s/KPMG LLP
-----------
KPMG LLP

Kansas City, Missouri
February 28, 2007

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
   Kansas City Life Insurance Company
   3520 Broadway
   Post Office Box 219139
   Kansas City, Missouri 64121-9139
   Telephone: (816) 753-7000
   Fax: (816) 753-4902
   Internet: http://www.kclife.com
   E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
   The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 19, 2007, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
   Cheryl Keefer, Assistant Secretary
   Kansas City Life Insurance Company
   Post Office Box 219139
   Kansas City, Missouri 64121-9139

10-K REQUEST
   Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
   As of January 31, 2007, Kansas City Life had approximately 2,521 security holders, including individual participants in security position listings.

                         STOCK AND DIVIDEND INFORMATION
                             STOCK QUOTATION SYMBOL
                                  NASDAQ--KCLI

The following table presents the high and low prices for the Company's common stock for the periods indicated and the dividends declared per share during such periods.

                                  Bid          Dividend
                          High             Low          Paid
                          ----             ---          ----
                               (per share)
2006:
First quarter        $   53.04       $   48.75       $  0.27
Second quarter           51.27           41.57          0.27
Third quarter            46.08           41.82          0.27
Fourth quarter           58.97           44.36          0.27
                                                     -------
                                                     $  1.08
                                                     =======

2005:
First quarter        $   50.58       $   46.29       $  0.27
Second quarter           50.90           45.00          0.27
Third quarter            52.55           47.00          0.27
Fourth quarter           51.97           49.73          0.27
                                                     -------
                                                     $  1.08
                                                     =======

A quarterly dividend of $0.27 per share and a special dividend of $2.00 per share were paid February 13, 2007.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

                                KANSAS CITY LIFE
                                  VARIABLE LIFE
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2006 AND 2005

                        TABLE OF CONTENTS

                        STATEMENT OF NET ASSETS
                        STATEMENT OF OPERATIONS
                        STATEMENTS OF CHANGES IN NET ASSETS
                        NOTES TO FINANCIAL STATEMENTS
                        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2006

                                                                          Century II            Century II
                                                      Century II         Survivorship            Alliance
                                                       Variable            Variable              Variable
                                                   Universal Life       Universal Life        Universal Life
                                                 ------------------   ------------------   -------------------
                              Number              Number     Unit       Number    Unit      Number      Unit      Fair
NET ASSETS                    Shares      Nav    of Units   Value     of units    Value    of units     Value     Value     Cost
                            ------------------   --------  --------   ------------------   -------------------   -------   -----
                                                                                                                 (in thousands)
FEDERATED INSURANCE
   SERIES
   American Leaders
      Fund II                 220,062  $ 21.55    168,226  $ 24.112    22,993   $ 17.091     23,646   $ 12.397   $ 4,742   4,203
   High Income Bond
      Fund II                 201,010     7.85     64,412    17.525    19,215     14.885     11,107     14.685     1,578   1,546
   Prime Money
      Fund II               2,877,617     1.00    145,988    13.243    43,963     12.796     34,914     10.915     2,878   2,878

MFS VARIABLE
   INSURANCE TRUST
   Research Series            315,582    18.04    253,944    19.854    37,538     14.309     10,491     10.880     5,693   4,825
   Emerging Growth
      Series                  458,187    20.64    445,080    18.832    55,624     14.076     31,765      9.204     9,457   8,304
   Total Return
      Series                  216,153    21.89    157,577    23.923    25,936     19.072     34,698     13.465     4,732   4,141
   Research Bond
      Series                  182,948    11.51     91,638    17.002    18,022     16.511     18,490     13.528     2,106   2,119
   Strategic Income
      Series                   61,252    10.67     29,671    15.171     3,950     14.634     10,274     14.173       654     643
   Utilities Series           354,122    29.27    227,801    36.924    36,361     28.520     55,948     16.388    10,365   6,887

AMERICAN CENTURY
   VARIABLE PORTFOLIOS
   VP Capital
      Appreciation
         Fund                 274,312    10.96    159,705    15.995    16,026     15.804     16,929     11.739     3,006   2,384
   VP International
      Fund                    453,050    10.12    171,475    22.776    18,932     17.568     25,794     13.447     4,585   3,396
   VP Value Fund              466,256     8.74    246,205    11.888    31,053     12.140     47,391     16.272     4,075   3,547
   VP Income & Growth
      Fund                    188,988     8.63    138,015     8.826    22,068      9.021     16,592     12.884     1,631   1,316
   VP Ultra Fund               45,050    10.04     21,894    12.269     2,065     12.392     12,699     12.449       452     447
   VP Mid Cap Value
      Fund                        466    13.49        178    11.087         -     11.107        388     11.117         6       6

AMERICAN CENTURY
   VARIABLE
      PORTFOLIOS II
   VP Inflation
      Protection
         Fund(Class II)        16,707    10.08      5,332    10.731     6,424     10.839      3,817     10.888       168     173

DREYFUS VARIABLE
   INVESTMENT
   FUND
   Appreciation
      Portfolio               126,712    42.55    271,755    17.100    23,554     16.573     30,497     11.617     5,392   4,456
   Developing Leaders
      Portfolio               190,922    42.03    379,091    17.521    43,255     15.692     58,165     12.097     8,024   7,590

DREYFUS STOCK INDEX
   FUND, INC.                 613,284    36.15  1,001,366    17.504   176,085     16.529    146,928     11.786    22,170  18,201

THE DREYFUS
   SOCIALLY RESPONSIBLE
      GROWTH FUND, INC.        32,043    28.45     28,312    27.975     1,996     28.568      7,016      8.921       912     820

JPMORGAN SERIES
   TRUST II
   U.S. Large Cap
      Core Equity
         Portfolio           75,264    15.70       47,512  17.012      13,348   17.373       12,970   10.906     1,182       976
   Small Company
      Portfolio             126,346    17.82       76,421  20.994       9,423   21.440       30,590   14.549     2,251     1,973
   Mid Cap Value
      Portfolio              40,349    31.56       52,829  18.104       2,999   18.286       14,271   18.369     1,273     1,107

FRANKLIN TEMPLETON
   VARIABLE INSURANCE
      PRODUCTS TRUST
   Franklin Real
      Estate Fund
         (Class II)         104,616    34.68       92,377  27.323       5,133   27.803       37,829   25.415     3,628     2,884
   Franklin Small-Mid
      Cap Growth
         Securities Fund
            (Class II)       27,480    22.13       64,139   7.769       3,529    7.906        7,374   11.111       608       515
   Templeton Developing
      Markets Securities
         Funds (Class II)   161,367    13.79       64,224  22.550      14,706   22.946       15,781   27.853     2,225     1,689
   Templeton Foreign
      Securities Fund
         (Class II)         138,561    18.72       65,427  28.932       7,873   29.546       31,574   14.832     2,594     2,025

CALAMOS ADVISORS TRUST
   Calamos Growth and
      Income Portfolio      351,665    14.39      179,360  18.177      27,544   18.561       87,407   14.748     5,061     4,646

AIM VARIABLE
   INSURANCE FUNDS
   V. I. Capital
      Appreciation Fund
         (Series I)          22,522    26.22       75,984   5.450      15,503    5.546        9,516    9.500       591       597
   V. I. Technology Fund
      (Series I)             32,469    14.02      118,379   2.863      14,565    2.914        9,392    7.860       455       412
   V. I. Core Equity Fund
      (Series I)             38,415    27.22       84,989   7.764       7,496    7.901       33,130    9.857     1,046       888

SELIGMAN PORTFOLIOS, INC.
   Communications and
      Information Portfolio
         (Class II)          83,241    16.74      131,298   8.123       6,658    8.266       23,345   11.646     1,394     1,044
   Capital Portfolio
      (Class II)             89,100    14.40      126,915   7.288      13,381    7.416       26,105    9.914     1,283     1,103
   Smaller-Cap Value
      Portfolio
         (Class II)          37,085    18.37       21,632  17.789       3,427   17.967       13,013   18.049       681       668
                                                                                                              --------   -------
TOTAL NET ASSETS                                                                                              $116,898   $98,409
                                                                                                              ========   =======

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006
                                 (in thousands)

                                                                   Federated Insurance Series
                                                         -----------------------------------------------
                                                                               High
                                                          American            Income              Prime
                                                          Leaders              Bond               Money
                                                          Fund II             Fund II            Fund II
                                                         -----------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                             $      63                148                142
   Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                                  37                 13                 26
                                                         -----------------------------------------------
            Investment Income (Loss)                            26                135                116
                                                         -----------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                         48                 (9)                 -
   Capital Gains Distributions                                 523                  -                  -
   Unrealized Appreciation (Depreciation)                       50                 39                  -
                                                         -----------------------------------------------
            Net Gain (Loss) on Investments                     621                 30                  -
                                                         -----------------------------------------------
               Change in Net Assets from Operations      $     647                165                116
                                                         ===============================================

                                                                      MFS Variable Insurance Trust
                                                       ---------------------------------------------------------------

                                                                  Emerging    Total    Research   Strategic
                                                       Research    Growth     Return     Bond      Income    Utilities
                                                        Series     Series     Series    Series     Series      Series
                                                       ---------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                                 26          -       102         89          32        175
   Expenses:
      Mortality and Expense Risk Fees and
        Administrative Charges                               46         79        37         17           5         74
                                                       ---------------------------------------------------------------
            Investment Income (Loss)                        (20)       (79)       65         72          27        101
                                                       ---------------------------------------------------------------
Realized and Unrealized Gain
   (Loss) on Investments:
   Realized Gain (Loss)                                      94        175        69        (16)         (1)       604
   Capital Gains Distributions                                -          -       137         10           4        332
   Unrealized Appreciation (Depreciation)                   424        541       196         (2)          5      1,360
                                                       ---------------------------------------------------------------
            Net Gain (Loss) on Investments                  518        716       402         (8)          8      2,296
                                                       ---------------------------------------------------------------
               Change in Net Assets from Operations         498        637       467         64          35      2,397
                                                       ===============================================================

                                                                           American Century Variable Portfolios
                                                       ---------------------------------------------------------------------------
                                                           VP                                          VP                    VP
                                                         Capital             VP            VP        Income       VP       Mid Cap
                                                       Appreciation     International     Value     & Growth     Ultra      Value
                                                          Fund              Fund          Fund        Fund       Fund       Fund
                                                       ---------------------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                           $          -                63        46           26         -         -
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                  24                34        28           12         3         -
                                                       ---------------------------------------------------------------------------
            Investment Income (Loss)                            (24)               29        18           14        (3)        -
                                                       ---------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                         139               168        51           39         -         -
   Capital Gains Distributions                                    -                 -       288            -         -         -
   Unrealized Appreciation (Depreciation)                       301               678       236          169       (13)        -
                                                       ---------------------------------------------------------------------------
            Net Gain (Loss) on Investments                      440               846       575          208       (13)        -
                                                       ---------------------------------------------------------------------------
               Change in Net Assets from Operations    $        416               875       593          222       (16)        -
                                                       ===========================================================================

                                                           American Century
                                                               Variable                 Dreyfus Variable
                                                             Portfolios II              Investment Fund
                                                           ----------------       -----------------------------
                                                              VP Inflation
                                                               Protection                            Developing
                                                                 Fund             Appreciation         Leaders
                                                              (Class II)           Portfolio          Portfolio
                                                           ----------------       -----------------------------
Investment Income:
   Income:
      Dividend Distributions                                              6                 76               31
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                           1                 43               66
                                                           ----------------       -----------------------------
            Investment Income (Loss)                                      5                 33              (35)
                                                           ----------------       -----------------------------
Realized and Unrealized Gain (Loss) on Investments
   Realized Gain (Loss)                                                  (1)               105               80
   Capital Gains Distributions                                            -                  -              648
   Unrealized Appreciation (Depreciation)                                (2)               592             (455)
                                                           ----------------       -----------------------------
            Net Gain (Loss) on Investments                               (3)               697              273
                                                           ----------------       -----------------------------
               Change in Net Assets from Operations                       2                730              238
                                                           ================       =============================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                      STATEMENT OF OPERATIONS - (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2006
                                 (in thousands)

                                                                                                  JPMorgan Series Trust II
                                                                                        -------------------------------------------
                                                                        The Dreyfus
                                                           Dreyfus        Socially
                                                            Stock       Responsible     U.S. Large Cap       Small           Mid
                                                            Index         Growth         Core Equity        Company       Cap Value
                                                          Fund, Inc.     Fund, Inc.        Portfolio        Portfolio     Portfolio
                                                          ----------    -----------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                              $      342              1                 10              -             5
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                  170              7                  9             16             8
                                                          ----------    -----------------------------------------------------------
            Investment Income (Loss)                             172             (6)                 1            (16)           (3)
                                                          ----------    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                          578             14                 19             64            27
   Capital Gains Distributions                                     -              -                  -             52            21
   Unrealized Appreciation (Depreciation)                      2,079             63                138            146           104
                                                          ----------    -----------------------------------------------------------
            Net Gain (Loss) on Investments                     2,657             77                157            262           152
                                                          ----------    -----------------------------------------------------------
               Change in Net Assets from Operations       $    2,829             71                158            246           149
                                                          ==========    ===========================================================

                                                            Franklin Templeton Variable Insurance Products Trust
                                                      ------------------------------------------------------------------
                                                                        Franklin          Templeton
                                                       Franklin        Small-Mid          Developing        Templeton
                                                      Real Estate     Cap Growth            Markets          Foreign
                                                         Fund         Securities          Securities       Securities
                                                      (Class II)    Fund (Class II)    Fund (Class II)   Fund (Class II)
                                                      ------------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                                   61                -                  19                28
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                24                5                  13                18
                                                      ------------------------------------------------------------------
            Investment Income (Loss)                           37               (5)                  6                10
                                                      ------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                       207               29                 178                90
   Capital Gains Distributions                                237                -                   -                 -
   Unrealized Appreciation (Depreciation)                     106               21                 223               316
                                                      ------------------------------------------------------------------
            Net Gain (Loss) on Investments                    550               50                 401               406
                                                      ------------------------------------------------------------------
               Change in Net Assets from Operations           587               45                 407               416
                                                      ==================================================================

                                                           Calamos
                                                           Advisors
                                                             Trust                   AIM Variable Insurance Funds
                                                          ----------       -----------------------------------------------
                                                                           V.I. Capital          V.I.             V.I.
                                                          Growth and       Appreciation       Technology       Core Equity
                                                            Income             Fund               Fund             Fund
                                                           Portfolio        (Series I)         (Series I)       (Series I)
                                                          ----------       -----------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                              $       99                  -                 -               15
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                   37                  5                 3                7
                                                          ----------       -----------------------------------------------
            Investment Income (Loss)                              62                 (5)               (3)               8
                                                          ----------       -----------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                          126                 17                 5               20
   Capital Gains Distributions                                   384                 66                 -                -
   Unrealized Appreciation (Depreciation)                       (179)               (38)               38               91
                                                          ----------       -----------------------------------------------
            Net Gain (Loss) on Investments                       331                 45                43              111
                                                          ----------       -----------------------------------------------
               Change in Net Assets from Operations       $      393                 40                40              119
                                                          ==========       ===============================================

                                                                       Seligman Portfolios, Inc.
                                                        ---------------------------------------------------
                                                        Communications
                                                             and                                Smaller-Cap
                                                         Information            Capital            Value
                                                          Portfolio            Portfolio         Portfolio
                                                          (Class II)           (Class II)        (Class II)         Total
                                                        ---------------------------------------------------       ---------
Investment Income:
   Income:
      Dividend Distributions                                         -                  -                 -           1,605
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                     10                 10                 4             891
                                                        ---------------------------------------------------       ---------
            Investment Income (Loss)                               (10)               (10)               (4)            714
                                                        ---------------------------------------------------       ---------
Realized and Unrealized Gain (Loss) on Investments:
   Realized Gain (Loss)                                             52                 33                 8           3,012
   Capital Gains Distributions                                       -                  -                57           2,759
   Unrealized Appreciation (Depreciation)                          187                 38                35           7,487
                                                        ---------------------------------------------------       ---------
            Net Gain (Loss) on Investments                         239                 71               100          13,258
                                                        ---------------------------------------------------       ---------
               Change in Net Assets from Operations                229                 61                96          13,972
                                                        ===================================================       =========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2006
                                 (in thousands)

                                                          Federated Insurance Series
                                                   ----------------------------------------
                                                                      High
                                                   American          Income          Prime
                                                   Leaders            Bond           Money
                                                   Fund II          Fund II         Fund II
                                                   ----------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                        $     26             135             116
   Realized Gain (Loss)                                 571              (9)              -
   Unrealized Appreciation (Depreciation)                50              39               -
                                                   ----------------------------------------
      Change in Net Assets from Operations              647             165             116

DEPOSITS                                                593             217           1,734

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                         6               5               -
   Withdrawals                                          302             211             278
   Contract Expense Charges                             368             135             377
   Transfers (in) out                                    85             145           2,038
                                                   ----------------------------------------
      Payments and Withdrawals                          761             496           2,693
                                                   ----------------------------------------
NET ASSETS:
   Net Increase (Decrease)                         $    479            (114)           (843)
   Beginning of Year                                  4,263           1,692           3,721
                                                   ----------------------------------------
      End of Year                                     4,742           1,578           2,878
                                                   ========================================

                                                                           MFS Variable Insurance Trust
                                               -----------------------------------------------------------------------------------
                                                             Emerging       Total         Research       Strategic
                                               Research       Growth        Return          Bond           Income        Utilities
                                                Series        Series        Series         Series          Series         Series
                                               -----------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                         (20)          (79)          65              72              27             101
   Realized Gain (Loss)                              94           175          206              (6)              3             936
   Unrealized Appreciation (Depreciation)           424           541          196              (2)              5           1,360
                                               -----------------------------------------------------------------------------------
      Change in Net Assets from Operations          498           637          467              64              35           2,397

DEPOSITS                                            676         1,221          600             263             102           1,087

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                     8            20            3               1               -              36
   Withdrawals                                      262           742          207             201              72             685
   Contract Expense Charges                         410           744          395             171              50             735
   Transfers (in) out                               (52)          236           12             (31)            (40)            (28)
                                               -----------------------------------------------------------------------------------
      Payments and Withdrawals                      628         1,742          617             342              82           1,428
                                               -----------------------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                          546           116          450             (15)             55           2,056
   Beginning of Year                              5,147         9,341        4,282           2,121             599           8,309
                                               -----------------------------------------------------------------------------------
      End of Year                                 5,693         9,457        4,732           2,106             654          10,365
                                               ===================================================================================

                                                                           American Century Variable Portfolios
                                                --------------------------------------------------------------------------------
                                                    VP                                             VP                      VP
                                                  Capital              VP             VP         Income        VP        Mid Cap
                                                Appreciation      International      Value      & Growth      Ultra       Value
                                                   Fund               Fund           Fund         Fund        Fund        Fund
                                                --------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                     $        (24)                29         18            14         (3)           -
   Realized Gain (Loss)                                  139                168        339            39          -            -
   Unrealized Appreciation (Depreciation)                301                678        236           169        (13)           -
                                                --------------------------------------------------------------------------------
      Change in Net Assets from Operations               416                875        593           222        (16)           -

DEPOSITS                                                 388                500        627           272        141            1

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                          3                 20          1             1          1            -
   Withdrawals                                           163                233        188            86         22            -
   Contract Expense Charges                              230                327        326           135         56            -
   Transfers (in) out                                   (145)               (69)      (196)          (28)       (21)          (5)
                                                --------------------------------------------------------------------------------
      Payments and Withdrawals                           251                511        319           194         58           (5)
                                                --------------------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                               553                864        901           300         67            6
   Beginning of Year                                   2,453              3,721      3,174         1,331        385            -
                                                --------------------------------------------------------------------------------
      End of Year                               $      3,006              4,585      4,075         1,631        452            6
                                                ================================================================================

                                                             American Century
                                                                 Variable              Dreyfus Variable
                                                              Portfolios II            Investment Fund
                                                             ----------------     -----------------------------
                                                               VP Inflation
                                                                Protection                           Developing
                                                                   Fund           Appreciation         Leaders
                                                                (Class II)          Portfolio         Portfolio
                                                             ----------------     -----------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                                 5               33              (35)
   Realized Gain (Loss)                                                    (1)             105              728
   Unrealized Appreciation (Depreciation)                                  (2)             592             (455)
                                                             ----------------     -----------------------------
      Change in Net Assets from Operations                                  2              730              238

DEPOSITS                                                                   38              632            1,028

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                                           -                9               17
   Withdrawals                                                              4              379              403
   Contract Expense Charges                                                20              396              615
   Transfers (in) out                                                      17               52              154
                                                             ----------------     -----------------------------
      Payments and Withdrawals                                             41              836            1,189
                                                             ----------------     -----------------------------
NET ASSETS:
   Net Increase (Decrease)                                                 (1)             526               77
   Beginning of Year                                                      169            4,866            7,947
                                                             ----------------     -----------------------------
      End of Year                                                         168            5,392            8,024
                                                             ================     =============================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                STATEMENT OF CHANGES IN NET ASSETS - (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2006
                                 (in thousands)

                                                                                                JPMorgan Series Trust II
                                                                   The Dreyfus       ----------------------------------------------
                                                 Dreyfus             Socially
                                                  Stock            Responsible       US Large Cap         Small              Mid
                                                  Index              Growth           Core Equity         Company         Cap Value
                                                Fund, Inc.          Fund, Inc.         Portfolio         Portfolio        Portfolio
                                                ----------         -----------       ----------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                     $      172                  (6)                 1              (16)              (3)
   Realized Gain (Loss)                                578                  14                 19              116               48
   Unrealized Appreciation (Depreciation)            2,079                  63                138              146              104
                                                ----------         -----------       ----------------------------------------------
      Change in Net Assets from Operations           2,829                  71                158              246              149

DEPOSITS                                             2,962                 157                153              372              228

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                       35                   1                  -               15                -
   Withdrawals                                       1,875                  80                 39              102               35
   Contract Expense Charges                          1,822                  92                 84              193              109
   Transfers (in) out                                  418                  32                 16             (307)            (259)
                                                ----------         -----------       ----------------------------------------------
      Payments and Withdrawals                       4,150                 205                139                3             (115)
                                                ----------         -----------       ----------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                           1,641                  23                172              615              492
   Beginning of Year                                20,529                 889              1,010            1,636              781
                                                ----------         -----------       ----------------------------------------------
      End of Year                               $   22,170                 912              1,182            2,251            1,273
                                                ==========         ===========       ==============================================

                                                         Franklin Templeton Variable Insurance Products Trust
                                                  ---------------------------------------------------------------------
                                                                    Franklin            Templeton
                                                   Franklin         Small-Mid           Developing          Templeton
                                                  Real Estate      Cap Growth            Markets             Foreign
                                                     Fund           Securities          Securities          Securities
                                                   (Class II)    Fund (Class II)     Fund (Class II)    Fund (Class II)
                                                  ---------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                37                 (5)                  6                 10
   Realized Gain (Loss)                                   444                 29                 178                 90
   Unrealized Appreciation (Depreciation)                 106                 21                 223                316
                                                  ---------------------------------------------------------------------
      Change in Net Assets from Operations                587                 45                 407                416

DEPOSITS                                                  612                115                 261                387

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                           -                  -                   -                  -
   Withdrawals                                            122                 36                 246                 95
   Contract Expense Charges                               290                 51                 123                201
   Transfers (in) out                                      65                 15                (733)              (225)
                                                  ---------------------------------------------------------------------
      Payments and Withdrawals                            477                102                (364)                71
                                                  ---------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                                722                 58               1,032                732
   Beginning of Year                                    2,906                550               1,193              1,862
                                                  ---------------------------------------------------------------------
      End of Year                                       3,628                608               2,225              2,594
                                                  =====================================================================

                                                Calamos
                                               Advisors
                                                 Trust                      AIM Variable Insurance Funds
                                              ----------       ------------------------------------------------
                                                               V.I. Capital          V.I.              V.I.
                                              Growth and       Appreciation       Technology        Core Equity
                                                Income            Fund               Fund              Fund
                                               Portfolio        (Series I)         (Series I)        (Series I)
                                              ----------       ------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                      $    62                 (5)               (3)                8
   Realized Gain (Loss)                              510                 83                 5                20
   Unrealized Appreciation (Depreciation)           (179)               (38)               38                91
                                              ----------       ------------------------------------------------
      Change in Net Assets from Operations           393                 40                40               119

DEPOSITS                                             509                112                74               165

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                      9                  -                 1                 2
   Withdrawals                                       240                 35                13                82
   Contract Expense Charges                          328                 55                32                83
   Transfers (in) out                               (265)                49                (6)             (106)
                                              ----------       ------------------------------------------------
      Payments and Withdrawals                       312                139                40                61
                                              ----------       ------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                           590                 13                74               223
   Beginning of Year                               4,471                578               381               823
                                              ----------       ------------------------------------------------
      End of Year                                $ 5,061                591               455             1,046
                                              ==========       ================================================

                                                                 Seligman Portfolios, Inc.
                                                   ----------------------------------------------
                                                   Communications
                                                         and                          Smaller-Cap
                                                     Information        Capital          Value
                                                      Portfolio        Portfolio       Portfolio
                                                      (Class II)       (Class II)      (Class II)         Total
                                                   ----------------------------------------------        -------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                                   (10)            (10)             (4)           714
   Realized Gain (Loss)                                        52              33              65          5,771
   Unrealized Appreciation (Depreciation)                     187              38              35          7,487
                                                   ----------------------------------------------        -------
      Change in Net Assets from Operations                    229              61              96         13,972

DEPOSITS                                                      215             218             128         16,788

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                               1               -               -            195
   Withdrawals                                                 48              58              15          7,559
   Contract Expense Charges                                   101             100              50          9,204
   Transfers (in) out                                         (59)             38             (95)           702
                                                   ----------------------------------------------        -------
      Payments and Withdrawals                                 91             196             (30)        17,660
                                                   ----------------------------------------------        -------
NET ASSETS:
   Net Increase (Decrease)                                    353              83             254         13,100
   Beginning of Year                                        1,041           1,200             427        103,798
                                                   ----------------------------------------------        -------
   End of Year                                              1,394           1,283             681        116,898
                                                   ==============================================        =======

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                                   Federated Insurance Series
                                                         -----------------------------------------------
                                                                               High
                                                          American            Income              Prime
                                                          Leaders              Bond               Money
                                                          Fund II             Fund II            Fund II
                                                         -----------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                              $      28                121                 67
   Realized Gain (Loss)                                        122                 (7)                 -
   Unrealized Appreciation (Depreciation)                       20                (78)                 -
                                                         -----------------------------------------------
      Change in Net Assets from Operations                     170                 36                 67
DEPOSITS                                                       616                228              1,512
PAYMENTS AND WITHDRAWALS:
   Death Benefits                                               14                  1                 10
   Withdrawals                                                 451                113                263
   Contract Expense Charges                                    386                140                385
   Transfers (in) out                                          136                (30)               827
                                                         -----------------------------------------------
      Payments and Withdrawals                                 987                224              1,485
                                                         -----------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                                    (201)                40                 94
   Beginning of Year                                         4,464              1,652              3,627
                                                         -----------------------------------------------
      End of Year                                        $   4,263              1,692              3,721
                                                         ===============================================

                                                                      MFS Variable Insurance Trust
                                                       ---------------------------------------------------------------

                                                                  Emerging    Total    Research   Strategic
                                                       Research    Growth     Return     Bond      Income    Utilities
                                                        Series     Series     Series    Series     Series      Series
                                                       ---------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                (19)       (77)       49         91          35        (21)
    Realized Gain (Loss)                                     45        (24)      285         21           4        419
    Unrealized Appreciation (Depreciation)                  311        837      (250)       (96)        (34)       753
                                                       ---------------------------------------------------------------
        Change in Net Assets from Operations                337        736        84         16           5      1,151
DEPOSITS                                                    711      1,403       648        307          98      1,079
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                           15         11        37          3           -          8
    Withdrawals                                             338        657       373        189          55        617
    Contract Expense Charges                                401        789       416        177          49        708
    Transfers (in) out                                      266        413       (33)      (107)        (21)      (243)
                                                       ---------------------------------------------------------------
        Payments and Withdrawals                          1,020      1,870       793        262          83      1,090
                                                       ---------------------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                  28        269       (61)        61          20      1,140
    Beginning of Year                                     5,119      9,072     4,343      2,060         579      7,169
                                                       ---------------------------------------------------------------
        End of Year                                       5,147      9,341     4,282      2,121         599      8,309
                                                       ===============================================================

                                                                           American Century Variable Portfolios
                                                       ----------------------------------------------------------------
                                                           VP                                            VP
                                                         Capital             VP            VP        Income       VP
                                                       Appreciation     International     Value     & Growth     Ultra
                                                          Fund              Fund          Fund        Fund       Fund
                                                       ----------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                           $     (18)                  13         2           13        (1)
    Realized Gain (Loss)                                       8                   52       342           39         5
    Unrealized Appreciation (Depreciation)                   436                  360      (217)           1         6
                                                       ----------------------------------------------------------------
        Change in Net Assets from Operations                 426                  425       127           53        10
DEPOSITS                                                     352                  521       582          275        83
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                            12                    5         -            6         -
    Withdrawals                                              100                  310       215          110         9
    Contract Expense Charges                                 196                  315       288          133        33
    Transfers (in) out                                        38                  300      (313)        (123)     (185)
                                                       ----------------------------------------------------------------
        Payments and Withdrawals                             346                  930       190          126      (143)
                                                       ----------------------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                  432                   16       519          202       236
    Beginning of Year                                      2,021                3,705     2,655        1,129       149
                                                       ----------------------------------------------------------------
        End of Year                                    $   2,453                3,721     3,174        1,331       385
                                                       ================================================================

                                                           American Century
                                                               Variable                 Dreyfus Variable
                                                             Portfolios II              Investment Fund
                                                           ----------------       -----------------------------
                                                              VP Inflation
                                                               Protection                            Developing
                                                                 Fund             Appreciation         Leaders
                                                              (Class II)           Portfolio          Portfolio
                                                           ----------------       -----------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                              7                (40)             (66)
    Realized Gain (Loss)                                                 (1)                64              120
    Unrealized Appreciation (Depreciation)                               (4)               144              325
                                                           ----------------       -----------------------------
        Change in Net Assets from Operations                              2                168              379
DEPOSITS                                                                 38                745            1,117
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                        -                 11                9
    Withdrawals                                                          67                374              537
    Contract Expense Charges                                             20                427              649
    Transfers (in) out                                                  (61)               130              297
                                                           ----------------       -----------------------------
        Payments and Withdrawals                                         26                942            1,492
                                                           ----------------       -----------------------------
NET ASSETS:
    Net Increase (Decrease)                                              14                (29)               4
    Beginning of Year                                                   155              4,895            7,943
                                                           ----------------       -----------------------------
        End of Year                                                     169              4,866            7,947
                                                           ================       =============================

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
               STATEMENT OF CHANGES  IN NET ASSETS  - (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                                                                  JPMorgan Series Trust II
                                                                                        -------------------------------------------
                                                                        The Dreyfus
                                                           Dreyfus        Socially
                                                            Stock       Responsible     U.S. Large Cap       Small           Mid
                                                            Index         Growth         Core Equity        Company       Cap Value
                                                          Fund, Inc.     Fund, Inc.        Portfolio        Portfolio     Portfolio
                                                          ----------    -----------     -------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                              $      156             (7)                 5            (12)           (4)
    Realized Gain (Loss)                                         345             (4)                12            208            31
    Unrealized Appreciation (Depreciation)                       247             35                (10)          (160)           23
                                                          ----------    -----------     -------------------------------------------
        Change in Net Assets from Operations                     748             24                  7             36            50
DEPOSITS                                                       3,138            179                159            275           166
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                29              -                  -              6             -
    Withdrawals                                                1,269             53                 89             72            72
    Contract Expense Charges                                   1,854            109                 87            161            72
    Transfers (in) out                                           580             51                  3           (238)         (326)
                                                          ----------    -----------     -------------------------------------------
        Payments and Withdrawals                               3,732            213                179              1          (182)
                                                          ----------    -----------     -------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                      154            (10)               (13)           310           398
    Beginning of Year                                         20,375            899              1,023          1,326           383
                                                          ----------    -----------     -------------------------------------------
        End of Year                                       $   20,529            889              1,010          1,636           781
                                                          ==========    ===========     ===========================================

                                                            Franklin Templeton Variable Insurance Products Trust
                                                      ------------------------------------------------------------------
                                                                        Franklin          Templeton
                                                       Franklin        Small-Mid          Developing        Templeton
                                                      Real Estate     Cap Growth            Markets          Foreign
                                                         Fund         Securities          Securities       Securities
                                                      (Class II)    Fund (Class II)    Fund (Class II)   Fund (Class II)
                                                      ------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                   13               (5)                 5                  4
    Realized Gain (Loss)                                      355               24                 93                 45
    Unrealized Appreciation (Depreciation)                    (53)               -                132                101
                                                      ------------------------------------------------------------------
        Change in Net Assets from Operations                  315               19                230                150
DEPOSITS                                                      497              114                143                273
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                              -                -                  -                  -
    Withdrawals                                               257               58                 19                 57
    Contract Expense Charges                                  243               46                 63                161
    Transfers (in) out                                       (233)              52               (159)              (268)
                                                      ------------------------------------------------------------------
        Payments and Withdrawals                              267              156                (77)               (50)
                                                      ------------------------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                   545              (23)               450                473
    Beginning of Year                                       2,361              573                743              1,389
                                                      ------------------------------------------------------------------
        End of Year                                         2,906              550              1,193              1,862
                                                      ==================================================================

                                                           Calamos
                                                           Advisors
                                                             Trust                   AIM Variable Insurance Funds
                                                          ----------       ------------------------------------------------
                                                                            V.I. Dent          V.I.             V.I.
                                                          Growth and       Demographic       Technology      Premier Equity
                                                            Income         Trends Fund           Fund             Fund
                                                           Portfolio        (Series I)         (Series I)       (Series I)
                                                          ----------       ------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                              $       68                (5)               (3)                 -
    Realized Gain (Loss)                                         134                51                (1)                14
    Unrealized Appreciation (Depreciation)                        69               (15)                9                 22
                                                          ----------       ------------------------------------------------
        Change in Net Assets from Operations                     271                31                 5                 36
DEPOSITS                                                         542               133                86                168
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                 8                 -                 -                  -
    Withdrawals                                                  228                82                26                 40
    Contract Expense Charges                                     337                62                35                 78
    Transfers (in) out                                          (217)              116                32                120
                                                          ----------       ------------------------------------------------
        Payments and Withdrawals                                 356               260                93                238
                                                          ----------       ------------------------------------------------
NET ASSETS:
    Net Increase (Decrease)                                      457               (96)               (2)               (34)
    Beginning of Year                                          4,014               674               383                857
                                                          ----------       ------------------------------------------------
        End of Year                                       $    4,471               578               381                823
                                                          ==========       ================================================

                                                                       Seligman Portfolios, Inc.
                                                        ---------------------------------------------------
                                                        Communications
                                                             and                                Smaller-Cap
                                                         Information            Capital            Value
                                                          Portfolio            Portfolio         Portfolio
                                                          (Class II)           (Class II)        (Class II)         Total
                                                        ---------------------------------------------------       ---------
CHANGE IN NET ASSETS FROM OPERATIONS:
    Investment Income (Loss)                                        (8)               (10)               (1)            380
    Realized Gain (Loss)                                            33                 15                44           2,893
    Unrealized Appreciation (Depreciation)                          39                119               (48)          3,024
                                                        ---------------------------------------------------       ---------
        Change in Net Assets from Operations                        64                124                (5)          6,297
DEPOSITS                                                           224                226                94          16,732
PAYMENTS AND WITHDRAWALS:
    Death Benefits                                                   -                  -                 -             185
    Withdrawals                                                     82                 89                23           7,294
    Contract Expense Charges                                        96                101                35           9,052
    Transfers (in) out                                              97                113              (183)            831
                                                        ---------------------------------------------------       ---------
        Payments and Withdrawals                                   275                303              (125)         17,362
                                                        ---------------------------------------------------       ---------
NET ASSETS:
    Net Increase (Decrease)                                         13                 47               214           5,667
    Beginning of Year                                            1,028              1,153               213          98,131
                                                        ---------------------------------------------------       ---------
        End of Year                                              1,041              1,200               427         103,798
                                                        ===================================================       =========

                 See accompanying Notes to Financial Statements

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life (Variable Universal Life or VUL), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life or SVUL), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life or Alliance), is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not available to service the organizations liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in twelve series-type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.

SERIES-TYPE MUTUAL FUND                   FUND OBJECTIVE
FEDERATED INSURANCE SERIES
American Leaders Fund II                  Long-term growth of capital and income by investing primarily in common stock of
                                          "blue-chip" companies, which are generally top-quality, established growth companies.

High Income Bond Fund II                  High current income by investing in high-yield, lower-rated corporate bonds (also known as "junk bonds").

Prime Money Fund II                       Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS VARIABLE INSURANCE TRUST
Research Series                           Long-term growth of capital and future income by investing in common stock within targeted industries.

Emerging Growth Series                    Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series                       Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series                      Total return (high income and long-term growth of capital).

Strategic Income Series                   Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series                          Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AMERICAN CENTURY VARIABLE PORTFOLIOS
VP Capital Appreciation Fund              Capital growth by investing primarily in common stocks of growing companies.

VP International Fund                     Capital growth by investing primarily in common stocks of foreign companies.

VP Value Fund                             Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund                   Capital growth and income by investing primarily in common stocks.

VP Ultra Fund                             Long-term capital growth by investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund                     Long-term capital growth by investing in mainly U.S. mid-cap companies believed to be undervalued.

AMERICAN CENTURY VARIABLE PORTFOLIOS II
VP Inflation Protection Fund (Class II)   Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

DREYFUS VARIABLE INVESTMENT FUND
Appreciation Portfolio                    Long-term capital growth and income by investing in common stocks of large "blue chip"
                                          companies.

Developing Leaders Portfolio              Capital growth by primarily investing in securities of small U.S. companies.

DREYFUS STOCK INDEX FUND, INC.            Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by
                                          investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

THE DREYFUS SOCIALLY RESPONSIBLE          Capital growth and current income by investing in common stocks of companies
GROWTH FUND, INC.                         that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMORGAN SERIES TRUST II
U.S. Large Cap Core Equity Portfolio      High total return by investing primarily in large U.S. companies.

Small Company Portfolio                   High total return by investing in small companies.

Mid Cap Value Portfolio                   Growth from capital appreciation by investing in equity securities of mid-cap companies.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Real Estate Fund (Class II)      Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small-Mid Cap Growth             Long-term capital growth by investing primarily in equity securities of
Securities Fund (Class II)                small and mid-size U.S. companies.

Templeton Developing Markets              Long-term capital appreciation by investing primarily in equity securities of
Securities Fund (Class II)                companies in emerging market countries.

Templeton Foreign Securities              Long-term capital growth by investing primarily in equity securities of
Fund (Class II)                           foreign companies.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CALAMOS ADVISORS TRUST
Growth and Income Portfolio               High long-term total return by investing primarily in convertible, equity and fixed-income securities.

AIM VARIABLE INSURANCE FUNDS
V.I. Capital Appreciation Fund            Long-term growth of capital by investing in securities of companies that are
(Series I)                                likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund (Series I)           Capital growth by investing broadly in equity securities across the technology universe.

V.I. Core Equity Fund (Series I)          Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

SELIGMAN PORTFOLIOS, INC.
Communications and Information            Capital gain by investing in securities of companies operating in the
Portfolio (Class II)                      communications, information and related industries.

Capital Portfolio (Class II)              Capital appreciation by investing primarily in common stocks of medium-sized U.S.
                                          companies.

Smaller-Cap Value Portfolio (Class II)    Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

FUND CHANGES

During the year ended December 31, 2006, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

PRIOR PORTFOLIO NAME                     CURRENT PORTFOLIO NAME                  EFFECTIVE DATE
AIM V.I. Dent Demographic Trends Fund    AIM V.I. Capital Appreciation Fund      November 6, 2006
                                         (Series I)

AIM V.I. Premier Equity Fund             AIM V.I. Core Equity Fund (Series I)    May 1, 2006

During the year ended December 31, 2006, the following portfolios were added as summarized, with the effective date of the change:

PORTFOLIO NAME                                  EFFECTIVE DATE
American Century VP Mid Cap Value Fund          May 1, 2006

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RISKS AND UNCERTAINTIES

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account's method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

    Financial Statements - The preparation of financial statements on the basis of accounting principles generally accepted in the United States of America
    (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates.

    Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

REINVESTMENT OF DIVIDENDS

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

FEDERAL INCOME TAXES

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year results to conform with the current year's presentation.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (Net Asset Value or NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                                               COST OF         PROCEEDS
2006:                                                                        PURCHASES       FROM SALES
                                                                             ---------       ----------
                                                                                  (in thousands)
Federated American Leaders Fund II                                           $   1,395            1,014
Federated High Income Bond Fund II                                                 790              934
Federated Prime Money Fund II                                                    5,867            6,710
MFS Research Series                                                                978              950
MFS Emerging Growth Series                                                       1,467            2,065
MFS Total Return Series                                                          1,042              858
MFS Research Bond Series                                                           531              528
MFS Strategic Income Series                                                        247              197
MFS Utilities Series                                                             2,345            2,254
American Century VP Capital Appreciation Fund                                    1,003              889
American Century VP International Fund                                             913              896
American Century VP Value Fund                                                   1,474              861
American Century VP Income & Growth Fund                                           430              340
American Century VP Ultra Fund                                                     238              158
American Century Mid Cap Value Fund                                                  6                -
American Century VP Inflation Protection Fund (Class II)                            67               66
Dreyfus Appreciation Portfolio                                                     890            1,061
Dreyfus Developing Leaders Portfolio                                             1,982            1,531
Dreyfus Stock Index Fund, Inc.                                                   3,834            4,850
The Dreyfus Socially Responsible Growth Fund, Inc.                                 209              263
JPMorgan U.S. Large Cap Core Equity Portfolio                                      181              167
JPMorgan Small Company Portfolio                                                 1,023              618
JPMorgan Mid Cap Value Portfolio                                                   677              315
Franklin Real Estate Fund (Class II)                                             1,458            1,049
Franklin Small-Mid Cap Growth Securities Fund (Class II)                           207              199
Templeton Developing Markets Securities Fund (Class II)                          1,506              875
Templeton Foreign Securities Fund (Class II)                                       870              544
Calamos Growth and Income Portfolio                                              1,585              942
AIM V.I. Capital Appreciation Fund (Series I)                                      305              272
AIM V.I. Technology Fund (Series I)                                                103               72
AIM V.I. Core Equity Fund (Series I)                                               315              204
Seligman Communications and Information Portfolio (Class II)                       376              262
Seligman Capital Portfolio (Class II)                                              297              285
Seligman Smaller-Cap Value (Class II)                                              396              185

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                               COST OF         PROCEEDS
2005:                                                                        PURCHASES       FROM SALES
                                                                             ---------       ----------
                                                                                  (in thousands)
Federated American Leaders Fund II                                           $     965            1,307
Federated High Income Bond Fund II                                               1,189            1,063
Federated Prime Money Fund II                                                    6,679            6,585
MFS Research Series                                                                880            1,208
MFS Emerging Growth Series                                                       1,554            2,097
MFS Total Return Series                                                          1,166            1,094
MFS Research Bond Series                                                           630              475
MFS Strategic Income Series                                                        234              182
MFS Utilities Series                                                             1,821            1,854
American Century VP Capital Appreciation Fund                                      416              430
American Century VP International Fund                                             731            1,127
American Century VP Value Fund                                                   1,466              795
American Century VP Income & Growth Fund                                           511              348
American Century VP Ultra Fund                                                     359              134
American Century VP Inflation Protection Fund (Class II)                           143              123
Dreyfus Appreciation Portfolio                                                     899            1,137
Dreyfus Developing Leaders Portfolio                                             1,321            1,763
Dreyfus Stock Index Fund, Inc.                                                   4,291            4,729
The Dreyfus Socially Responsible Growth Fund, Inc.                                 200              241
JPMorgan U.S. Large Cap Core Equity Portfolio                                      210              225
JPMorgan Small Company Portfolio                                                   825              395
JPMorgan Mid Cap Value Portfolio                                                   674              324
Franklin Real Estate Fund (Class II)                                             1,260              863
Franklin Small-Mid Cap Growth Securities Fund (Class II)                           193              240
Templeton Developing Markets Securities Fund (Class II)                            659              434
Templeton Foreign Securities Fund (Class II)                                       757              429
Calamos Growth and Income Portfolio                                              1,095              803
AIM V.I. Demographic Trends Fund (Series I)                                        465              597
AIM V.I. Technology Fund (Series I)                                                115              126
AIM V.I. Premier Equity Fund (Series I)                                            236              305
Seligman Communications and Information Portfolio (Class II)                       279              338
Seligman Capital Portfolio (Class II)                                              314              401
Seligman Smaller Cap Value (Class II)                                              378              117

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  CONTRACT CHARGES

CENTURY II VARIABLE UNIVERSAL LIFE

A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2006, $1,871,000 (2005 - $2,164,000) was assessed in surrender charges. Other contract charges, primarily annual administrative fees, totaled $8,157,000 (2005 - $8,145,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for the cost of insurance is also made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

CENTURY II HERITAGE SURVIVORSHIP VARIABLE UNIVERSAL LIFE

KCL deducts a 6.00% sales charge from each premium payment to cover administrative expenses associated with the contract. A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50. In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts. This administrative fee is guaranteed not to exceed $0.35 per thousand of specified amount per month. A deduction for the cost of insurance is also made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CENTURY II SURVIVORSHIP VARIABLE UNIVERSAL LIFE

A sliding sales charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment. In addition, a 4.85% premium processing charge is deducted from each premium payment to cover federal "deferred acquisition" tax and state and local premium taxes. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for the cost of insurance is also made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge. During the year ended 2006, other contract charges totaled $695,000 (2005 - $684,000).

CENTURY II ALLIANCE VARIABLE UNIVERSAL LIFE

A premium expense charge for premium taxes of 6.35% of premium receipts is deducted from each premium payment to cover state and local taxes and administrative expenses associated with the contract. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount. During the year ended 2006, $191,000 (2005 - $119,000) was assessed in surrender charges and other contract charges totaled $1,243,000 (2005 - $1,050,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50. In addition, KCL deducts a per thousand administrative fee which is guaranteed not to exceed $0.05 per thousand of the specified amount per month. KCL is currently not charging the per thousand portion of the monthly administrative fee. A deduction for the cost of insurance is also made monthly and is based on the insured's attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years. These fees are assessed through the reduction of units from the contract.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Mortality and Expense Risk Fees and and other Administrative Charges for the year are as follows:

                                                                                         CENTURY II
2006:                                                                               SURVIVORSHIP AND
                                                                                   CENTURY II HERITAGE
                                                                 CENTURY II            SURVIVORSHIP
                                                              VARIABLE UNIVERSAL    VARIABLE UNIVERSAL
                                                                    LIFE                  LIFE
                                                              ------------------   -------------------
                                                                             (in thousands)
Federated American Leaders Fund II                            $               33   $                 2
Federated High Income Bond Fund II                                            10                     2
Federated Prime Money Fund II                                                 20                     4
MFS Research Series                                                           42                     3
MFS Emerging Growth Series                                                    73                     5
MFS Total Return Series                                                       32                     3
MFS Research Bond Series                                                      14                     2
MFS Strategic Income Series                                                    4                     -
MFS Utilities Series                                                          65                     6
American Century VP Capital Appreciation Fund                                 21                     1
American Century VP International Fund                                        31                     2
American Century VP Value Fund                                                23                     2
American Century VP Income & Growth Fund                                      10                     1
American Century VP Ultra Fund                                                 2                     -
American Century VP Mid Cap Value Fund                                         -                     -
American Century VP Inflation Protection (Class II)                            -                     1
Dreyfus Appreciation Portfolio                                                39                     2
Dreyfus Developing Leaders Portfolio                                          59                     4
Dreyfus Stock Index Fund, Inc.                                               147                    17
The Dreyfus Socially Responsible Growth Fund, Inc.                             7                     -
JPMorgan U.S. Large Cap Core Equity Portfolio                                  7                     1
JPMorgan Small Company Portfolio                                              13                     1
JPMorgan Mid Cap Value Portfolio                                               7                     -
Franklin Real Estate Fund (Class II)                                          20                     1
Franklin Small-Mid Cap Growth Securities Fund (Class II)                       5                     -
Templeton Developing Markets Securities Fund (Class II)                       10                     2
Templeton Foreign Securities Fund (Class II)                                  15                     1
Calamos Growth and Income Portfolio                                           28                     3
AIM V. I. Capital Appreciation Fund (Series I)                                 4                     1
AIM V. I. Technology Fund (Series I)                                           3                     -
AIM V. I. Core Equity Fund (Series I)                                          5                     1
Seligman Communications and Information Portfolio (Class II)                   9                     -
Seligman Capital Portfolio (Class II)                                          8                     1
Seligman Smaller-Cap Value Portfolio (Class II)                                2                     1
                                                              ------------------   -------------------
                                                              $              768   $                70
                                                              ==================   ===================

2006:

                                                               CENTURY II ALLIANCE         TOTAL
                                                               VARIABLE UNIVERSAL   VARIABLE UNIVERSAL
                                                                    LIFE                  LIFE
                                                              -------------------   ------------------
                                                                         (in thousands)
Federated American Leaders Fund II                            $                 2   $               37
Federated High Income Bond Fund II                                              1                   13
Federated Prime Money Fund II                                                   2                   26
MFS Research Series                                                             1                   46
MFS Emerging Growth Series                                                      1                   79
MFS Total Return Series                                                         2                   37
MFS Research Bond Series                                                        1                   17
MFS Strategic Income Series                                                     1                    5
MFS Utilities Series                                                            3                   74
American Century VP Capital Appreciation Fund                                   2                   24
American Century VP International Fund                                          1                   34
American Century VP Value Fund                                                  3                   28
American Century VP Income & Growth Fund                                        1                   12
American Century VP Ultra Fund                                                  1                    3
American Century VP Mid Cap Value Fund                                          -                    -
American Century VP Inflation Protection (Class II)                             -                    1
Dreyfus Appreciation Portfolio                                                  2                   43
Dreyfus Developing Leaders Portfolio                                            3                   66
Dreyfus Stock Index Fund, Inc.                                                  6                  170
The Dreyfus Socially Responsible Growth Fund, Inc.                              -                    7
JPMorgan U.S. Large Cap Core Equity Portfolio                                   1                    9
JPMorgan Small Company Portfolio                                                2                   16
JPMorgan Mid Cap Value Portfolio                                                1                    8
Franklin Real Estate Fund (Class II)                                            3                   24
Franklin Small-Mid Cap Growth Securities Fund (Class II)                        -                    5
Templeton Developing Markets Securities Fund (Class II)                         1                   13
Templeton Foreign Securities Fund (Class II)                                    2                   18
Calamos Growth and Income Portfolio                                             6                   37
AIM V. I. Capital Appreciation Fund (Series I)                                  -                    5
AIM V. I. Technology Fund (Series I)                                            -                    3
AIM V. I. Core Equity Fund (Series I)                                           1                    7
Seligman Communications and Information Portfolio (Class II)                    1                   10
Seligman Capital Portfolio (Class II)                                           1                   10
Seligman Smaller-Cap Value Portfolio (Class II)                                 1                    4
                                                              -------------------   ------------------
                                                              $                53   $              891
                                                              ===================   ==================

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

3.  CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year were as follows:

2006:                                                                          UNITS          UNITS         NET INCREASE
                                                                             PURCHASED       REDEEMED        (DECREASE)
                                                                             ---------     ------------     ------------
                                                                                          (in thousands)
Federated American Leaders Fund II                                                  41               48               (7)
Federated High Income Bond Fund II                                                  44               62              (18)
Federated Prime Money Fund II                                                      479              552              (73)
MFS Research Series                                                                 54               51                3
MFS Emerging Growth Series                                                          90              120              (30)
MFS Total Return Series                                                             41               41               -
MFS Research Bond Series                                                            28               33               (5)
MFS Strategic Income Series                                                         15               14                1
MFS Utilities Series                                                                72               79               (7)
American Century VP Capital Appreciation Fund                                       72               60               12
American Century VP International Fund                                              49               46                3
American Century VP Value Fund                                                      98               73               25
American Century VP Income & Growth Fund                                            48               38               10
American Century VP Ultra Fund                                                       6                6               -
American Century VP Mid Cap Value Fund                                              19               12                7
American Century VP Inflation Protection (Class II)                                  1              -                  1
Dreyfus Appreciation Portfolio                                                      56               68              (12)
Dreyfus Developing Leaders Portfolio                                                82               89               (7)
Dreyfus Stock Index Fund, Inc.                                                     236              312              (76)
The Dreyfus Socially Responsible Growth Fund, Inc.                                  10               12               (2)
JPMorgan U.S. Large Cap Core Equity Portfolio                                       12               11                1
JPMorgan Small Company Portfolio                                                    55               33               22
JPMorgan Mid Cap Value Portfolio                                                    39               19               20
Franklin Real Estate Fund (Class II)                                                49               43                6
Franklin Small-Mid Cap Growth Securities Fund (Class II)                            26               24                2
Templeton Developing Markets Securities Fund (Class II)                             72               42               30
Templeton Foreign Securities Fund (Class II)                                        42               25               17
Calamos Growth and Income Portfolio                                                 66               54               12
AIM V. I. Capital Appreciation Fund (Series I)                                      41               46               (5)
AIM V. I. Technology Fund (Series I)                                                32               22               10
AIM V. I. Core Equity Fund (Series I)                                               37               27               10
Seligman Communications and Information Portfolio (Class II)                        47               33               14
Seligman Capital Portfolio (Class II)                                               40               38                2
Seligman Smaller-Cap Value Portfolio (Class II)                                     20               11                9

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  Financial Highlights

                                                                                           AT DECEMBER 31, 2006
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                          215        $12.397  to    $24.112          $    4,742
Federated High Income Bond Fund II                                           95         14.685  to     17.525               1,578
Federated Prime Money Fund II                                               225         10.915  to     13.243               2,878
MFS Research Series                                                         302         10.880  to     19.854               5,693
MFS Emerging Growth Series                                                  532          9.204  to     18.832               9,457
MFS Total Return Series                                                     218         13.465  to     23.923               4,732
MFS Research Bond Series                                                    128         13.528  to     17.002               2,106
MFS Strategic Income Series                                                  44         14.173  to     15.171                 654
MFS Utilities Series                                                        320         16.388  to     36.924              10,365
American Century VP Capital Appreciation Fund                               193         11.739  to     15.995               3,006
American Century VP International Fund                                      216         13.447  to     22.776               4,585
American Century VP Value Fund                                              325         11.888  to     16.272               4,075
American Century VP Income & Growth Fund                                    177          8.826  to     12.884               1,631
American Century VP Ultra Fund                                               37         12.269  to     12.449                 452
American Century VP Mid Cap Value Fund(d)                                     1         11.087  to     11.117                   6
American Century VP Inflation Protection (Class II)                          16         10.731  to     10.888                 168
Dreyfus Appreciation Portfolio                                              326         11.617  to     17.100               5,392
Dreyfus Developing Leaders Portfolio                                        481         12.097  to     17.521               8,024
Dreyfus Stock Index Fund, Inc.                                            1,324         11.786  to     17.504              22,170
The Dreyfus Socially Responsible Growth Fund, Inc.                           37          8.921  to     28.568                 912
JPMorgan U.S. Large Cap Core Equity Portfolio                                74         10.906  to     17.373               1,182
JPMorgan Small Company Portfolio                                            116         14.549  to     21.440               2,251
JPMorgan Mid Cap Value Portfolio                                             70         18.104  to     18.369               1,273
Franklin Real Estate Fund (Class II)                                        135         25.415  to     27.803               3,628
Franklin Small-Mid Cap Growth Securities Fund (Class II)                     75          7.769  to     11.111                 608
Templeton Developing Markets Securities Fund (Class II)                      95         22.550  to     27.853               2,225
Templeton Foreign Securities Fund (Class II)                                105         14.832  to     29.546               2,594
Calamos Growth and Income Portfolio                                         294         14.748  to     18.561               5,061
AIM V. I. Capital Appreciation Fund (Series I)                              101          5.450  to      9.500                 591
AIM V. I. Technology Fund (Series I)                                        142          2.863  to      7.860                 455
AIM V. I. Core Equity Fund (Series I)                                       126          7.764  to      9.857               1,046
Seligman Communications and Information Portfolio (Class II)                161          8.123  to     11.646               1,394
Seligman Capital Portfolio (Class II)                                       166          7.288  to      9.914               1,283
Seligman Smaller-Cap Value Portfolio (Class II)                              38         17.789  to     18.049                 681

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2006
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(c)
                                                                         INCOME            LOWEST TO             LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.46%         0.5% to 0.9%       15.76%  to     16.23%
Federated High Income Bond Fund II                                         8.76          0.5  to 0.9         9.81%  to     10.25%
Federated Prime Money Fund II                                              4.40          0.5  to 0.9         3.57%  to      3.99%
MFS Research Series                                                        0.49          0.5  to 0.9         9.49%  to      9.93%
MFS Emerging Growth Series                                                 0.00          0.5  to 0.9         6.93%  to      7.36%
MFS Total Return Series                                                    2.30          0.5  to 0.9        10.89%  to     11.34%
MFS Research Bond Series                                                   4.29          0.5  to 0.9         3.12%  to      3.53%
MFS Strategic Income Series                                                5.09          0.5  to 0.9         5.72%  to      6.14%
MFS Utilities Series                                                       1.98          0.5  to 0.9        30.09%  to     30.61%
American Century VP Capital Appreciation Fund                              0.00          0.5  to 0.9        16.17%  to     16.64%
American Century VP International Fund                                     1.57          0.5  to 0.9        23.91%  to     24.40%
American Century VP Value Fund                                             1.29          0.5  to 0.9        17.59%  to     18.06%
American Century VP Income & Growth Fund                                   1.76          0.5  to 0.9        16.04%  to     16.50%
American Century VP Ultra Fund                                             0.00          0.5  to 0.9        -4.14%  to     -3.76%
American Century VP Mid Cap Value Fund(d)                                  1.80          0.5  to 0.9        10.87%  to     11.17%
American Century VP Inflation Protection (Class II)                        3.33          0.5  to 0.9         0.70%  to      1.10%
Dreyfus Appreciation Portfolio                                             1.53          0.5  to 0.9        15.44%  to     15.90%
Dreyfus Developing Leaders Portfolio                                       0.40          0.5  to 0.9         2.84%  to      3.25%
Dreyfus Stock Index Fund, Inc.                                             1.67          0.5  to 0.9        14.47%  to     14.92%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.11          0.5  to 0.9         8.23%  to      8.66%
JPMorgan U.S. Large Cap Core Equity Portfolio                              0.97          0.5  to 0.9        15.53%  to     15.99%
JPMorgan Small Company Portfolio                                           0.00          0.5  to 0.9        13.98%  to     14.43%
JPMorgan Mid Cap Value Portfolio                                           0.53          0.5  to 0.9        15.80%  to     16.26%
Franklin Real Estate Fund (Class II)                                       1.96          0.5  to 0.9        19.51%  to     19.98%
Franklin Small-Mid Cap Growth Securities Fund (Class II)                   0.00          0.5  to 0.9         7.72%  to      8.15%
Templeton Developing Markets Securities Fund (Class II)                    1.12          0.5  to 0.9        26.95%  to     27.45%
Templeton Foreign Securities Fund (Class II)                               1.25          0.5  to 0.9        20.36%  to     20.84%
Calamos Growth and Income Portfolio                                        2.07          0.5  to 0.9         8.47%  to      8.90%
AIM V. I. Capital Appreciation Fund (Series I)                             0.06          0.5  to 0.9         6.83%  to      7.26%
AIM V. I. Technology Fund (Series I)                                       0.00          0.5  to 0.9         9.49%  to      9.93%
AIM V. I. Core Equity Fund (Series I)                                      1.67          0.5  to 0.9        14.21%  to     14.67%
Seligman Communications and Information Portfolio (Class II)               0.00          0.5  to 0.9        20.92%  to     21.41%
Seligman Capital Portfolio (Class II)                                      0.00          0.5  to 0.9         4.86%  to      5.28%
Seligman Smaller-Cap Value Portfolio (Class II)                            0.00          0.5  to 0.9        19.91%  to     20.39%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) This portfolio was added effective May 1, 2006

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           AT DECEMBER 31, 2005
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                           222       $10.666  to   $20.828            $   4,263
Federated High Income Bond Fund II                                           113        13.320  to    15.959                1,692
Federated Prime Money Fund II                                                298        10.497  to    12.786                3,721
MFS Research Series                                                          299         9.898  to    18.133                5,147
MFS Emerging Growth Series                                                   562         8.573  to    17.611                9,341
MFS Total Return Series                                                      218        12.094  to    21.573                4,282
MFS Research Bond Series                                                     133        13.066  to    16.488                2,121
MFS Strategic Income Series                                                   43        13.353  to    14.351                  599
MFS Utilities Series                                                         327        12.547  to    28.383                8,309
American Century VP Capital Appreciation Fund                                181        10.065  to    13.768                2,453
American Century VP International Fund                                       213        10.809  to    18.381                3,721
American Century VP Value Fund                                               300        10.110  to    13.782                3,174
American Century VP Income & Growth Fund                                     167         7.606  to    11.059                1,331
American Century VP Ultra Fund                                                30        12.799  to    12.935                  385
American Century VP Inflation Protection (Class II)                           16        10.656  to    10.769                  169
Dreyfus Appreciation Portfolio                                               338        10.023  to    14.813                4,866
Dreyfus Developing Leaders Portfolio                                         488        11.715  to    17.037                7,947
Dreyfus Stock Index Fund, Inc.                                             1,400        10.256  to    15.292               20,529
The Dreyfus Socially Responsible Growth Fund, Inc.                            39         8.211  to    26.325                  889
JPMorgan U.S. Large Cap Core Equity Portfolio                                 73         9.402  to    14.996                1,010
JPMorgan Small Company Portfolio                                              94        12.714  to    18.759                1,636
JPMorgan Mid Cap Value Portfolio                                              50        15.634  to    15.800                  781
Franklin Real Estate Fund (Class II)                                         129        21.182  to    23.201                2,906
Franklin Small-Mid Cap Growth Securities Fund (Class II)                      73         7.212  to    10.273                  550
Templeton Developing Markets Securities Fund (Class II)                       65        17.763  to    21.854                1,193
Templeton Foreign Securities Fund (Class II)                                  88        12.274  to    24.481                1,862
Calamos Growth and Income Portfolio                                          282        13.542  to    17.065                4,471
AIM V. I. Dent Demographic Trends Fund (Series I)                            106         5.102  to     8.857                  578
AIM V. I. Technology Fund (Series I)                                         132         2.615  to     7.150                  381
AIM V. I. Premier Equity Fund (Series I)                                     116         6.798  to     8.596                  823
Seligman Communications and Information Portfolio (Class II)                 147         6.718  to     9.593                1,041
Seligman Capital Portfolio (Class II)                                        164         6.951  to     9.417                1,200
Seligman Smaller-Cap Value Portfolio (Class II)                               29        14.835  to    14.992                  427

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2005
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(c)
                                                                         INCOME            LOWEST TO             LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.51%         0.5% to 0.9%        4.08% to       4.50%
Federated High Income Bond Fund II                                         8.07          0.5  to 0.9         1.74% to       2.15%
Federated Prime Money Fund II                                              2.66          0.5  to 0.9         1.77% to       2.18%
MFS Research Series                                                        0.47          0.5  to 0.9         6.84% to       7.26%
MFS Emerging Growth Series                                                 0.00          0.5  to 0.9         8.21% to       8.65%
MFS Total Return Series                                                    1.98          0.5  to 0.9         1.90% to       2.31%
MFS Research Bond Series                                                   5.03          0.5  to 0.9         0.61% to       1.01%
MFS Strategic Income Series                                                6.69          0.5  to 0.9         0.98% to       1.38%
MFS Utilities Series                                                       0.59          0.5  to 0.9        15.79% to      16.26%
American Century VP Capital Appreciation Fund                              0.00          0.5  to 0.9        20.97% to      21.46%
American Century VP International Fund                                     1.19          0.5  to 0.9        12.24% to      12.69%
American Century VP Value Fund                                             0.83          0.5  to 0.9         4.09% to       4.51%
American Century VP Income & Growth Fund                                   1.82          0.5  to 0.9         3.70% to       4.11%
American Century VP Ultra Fund                                             0.00          0.5  to 0.9         1.25% to       1.66%
American Century VP Inflation Protection (Class II)                        4.22          0.5  to 0.9         0.66% to       1.06%
Dreyfus Appreciation Portfolio                                             0.02          0.5  to 0.9         3.45% to       3.86%
Dreyfus Developing Leaders Portfolio                                       0.00          0.5  to 0.9         4.86% to       5.27%
Dreyfus Stock Index Fund, Inc.                                             1.61          0.5  to 0.9         3.76% to       4.17%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.00          0.5  to 0.9         2.69% to       3.10%
JPMorgan U.S. Large Cap Core Equity Portfolio                              1.22          0.5  to 0.9         0.44% to       0.85%
JPMorgan Small Company Portfolio                                           0.00          0.5  to 0.9         2.49% to       2.90%
JPMorgan Mid Cap Value Portfolio                                           0.18          0.5  to 0.9         8.24% to       8.67%
Franklin Real Estate Fund (Class II)                                       1.35          0.5  to 0.9        12.46% to      12.91%
Franklin Small-Mid Cap Growth Securities Fund (Class II)                   0.00          0.5  to 0.9         3.85% to       4.27%
Templeton Developing Markets Securities Fund (Class II)                    1.30          0.5  to 0.9        26.29% to      26.79%
Templeton Foreign Securities Fund (Class II)                               1.12          0.5  to 0.9         9.18% to       9.62%
Calamos Growth and Income Portfolio                                        2.39          0.5  to 0.9         6.19% to       6.62%
AIM V. I. Dent Demographic Trends Fund (Series I)                          0.00          0.5  to 0.9         5.26% to       5.68%
AIM V. I. Technology Fund (Series I)                                       0.00          0.5  to 0.9         1.26% to       1.67%
AIM V. I. Premier Equity Fund (Series I)                                   0.84          0.5  to 0.9         4.71% to       5.13%
Seligman Communications and Information Portfolio (Class II)               0.00          0.5  to 0.9         6.56% to       6.99%
Seligman Capital Portfolio (Class II)                                      0.00          0.5  to 0.9        11.20% to      11.64%
Seligman Smaller-Cap Value Portfolio (Class II)                            0.23          0.5  to 0.9        -4.98% to      -4.61%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           AT DECEMBER 31, 2004
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                          241          $10.207  to  $20.011          $    4,464
Federated High Income Bond Fund II                                          113           13.040  to   15.686               1,652
Federated Prime Money Fund II                                               296           10.273  to   12.564               3,627
MFS Research Series                                                         318            9.227  to   16.973               5,119
MFS Emerging Growth Series                                                  591            7.891  to   16.275               9,072
MFS Total Return Series                                                     224           11.821  to   21.170               4,343
MFS Bond Series                                                             130           12.936  to   16.389               2,060
MFS Strategic Income Series                                                  42           13.172  to   14.212                 579
MFS Utilities Series                                                        321           10.793  to   24.511               7,169
American Century VP Capital Appreciation Fund                               180            8.287  to   11.381               2,021
American Century VP International Fund                                      240            9.592  to   16.376               3,705
American Century VP Value Fund                                              263            9.712  to   13.187               2,655
American Century VP Income & Growth Fund                                    148            7.335  to   10.622               1,129
American Century VP Inflation Protection Fund (Class II)                     15           10.587  to   10.656                 155
American Century VP Ultra Fund                                               12           12.641  to   12.724                 149
Dreyfus Appreciation Portfolio                                              350            9.651  to   14.320               4,895
Dreyfus Developing Leaders Portfolio                                        509           11.128  to   16.248               7,943
Dreyfus Stock Index Fund, Inc.                                            1,436            9.845  to   14.738              20,375
The Dreyfus Socially Responsible Growth Fund, Inc.                           40            7.964  to   25.565                 899
JPMorgan Large Cap Core Equity Portfolio                                     73            9.323  to   14.889               1,023
JPMorgan Small Company Portfolio                                             76           12.355  to   18.253               1,326
JPMorgan Mid Cap Value Portfolio                                             26           14.445  to   14.539                 383
Franklin Real Estate Fund (Class II)                                        118           18.760  to   20.573               2,361
Franklin Small Cap Fund (Class II)                                           79            6.945  to    9.853                 573
Templeton Developing Markets Securities Fund (Class II)                      51           14.066  to   17.236                 743
Templeton Foreign Securities Fund (Class II)                                 70           11.197  to   22.360               1,389
Calamos Growth and Income Portfolio                                         268           12.702  to   16.026               4,014
AIM V. I. Dent Demographic Trends Fund (Series I)                           131            4.847  to    8.382                 674
AIM V. I. Technology Fund (Series I)                                        134            2.583  to    7.033                 383
AIM V. I. Premier Equity Fund (Series I)                                    127            6.492  to    8.176                 857
Seligman Communications and Information Portfolio (Class II)                155            6.304  to    8.966               1,028
Seligman Capital Portfolio (Class II)                                       177            6.251  to    8.435               1,153
Seligman Small Cap Value Portfolio (Class II)                                14           15.614  to   15.716                 213

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2004
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(c)
                                                                         INCOME            LOWEST TO             LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.44%         0.5% to 0.9%            8.79% to   9.22%
Federated High Income Bond Fund II                                         7.70          0.5  to 0.9             9.47% to   9.91%
Federated Prime Money Fund II                                              0.81          0.5  to 0.9            -0.09% to   0.31%
MFS Research Series                                                        1.06          0.5  to 0.9            14.81% to  15.27%
MFS Emerging Growth Series                                                 0.00          0.5  to 0.9            11.95% to  12.39%
MFS Total Return Series                                                    1.64          0.5  to 0.9            10.32% to  10.77%
MFS Bond Series                                                            5.90          0.5  to 0.9             5.11% to   5.53%
MFS Strategic Income Series                                                5.31          0.5  to 0.9             6.76% to   7.19%
MFS Utilities Series                                                       1.45          0.5  to 0.9            29.03% to  29.55%
American Century VP Capital Appreciation Fund                              0.00          0.5  to 0.9             6.62% to   7.05%
American Century VP International Fund                                     0.55          0.5  to 0.9            13.89% to  14.35%
American Century VP Value Fund                                             0.97          0.5  to 0.9            13.31% to  13.76%
American Century VP Income & Growth Fund                                   1.38          0.5  to 0.9            11.98% to  12.43%
American Century VP Inflation Protection Fund (Class II)                   3.15          0.5  to 0.9             4.86% to   5.29%
American Century VP Ultra Fund                                             0.00          0.5  to 0.9             9.68% to  10.12%
Dreyfus Appreciation Portfolio                                             1.63          0.5  to 0.9             4.10% to   4.52%
Dreyfus Developing Leaders Portfolio                                       0.20          0.5  to 0.9            10.34% to  10.79%
Dreyfus Stock Index Fund, Inc.                                             1.83          0.5  to 0.9             9.64% to  10.09%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.41          0.5  to 0.9             5.25% to   5.68%
JPMorgan Large Cap Core Equity Portfolio                                   0.75          0.5  to 0.9             8.51% to   8.94%
JPMorgan Small Company Portfolio                                           0.00          0.5  to 0.9            26.03% to  26.54%
JPMorgan Mid Cap Value Portfolio                                           0.19          0.5  to 0.9            19.97% to  20.45%
Franklin Real Estate Fund (Class II)                                       1.86          0.5  to 0.9            30.62% to  31.14%
Franklin Small Cap Fund (Class II)                                         0.00          0.5  to 0.9            10.48% to  10.92%
Templeton Developing Markets Securities Fund (Class II)                    2.20          0.5  to 0.9            23.59% to  24.09%
Templeton Foreign Securities Fund (Class II)                               1.05          0.5  to 0.9            17.46% to  17.94%
Calamos Growth and Income Portfolio                                        1.23          0.5  to 0.9            10.10% to  10.55%
AIM V. I. Dent Demographic Trends Fund (Series I)                          0.00          0.5  to 0.9             7.28% to   7.72%
AIM V. I. Technology Fund (Series I)                                       0.00          0.5  to 0.9             3.72% to   4.16%
AIM V. I. Premier Equity Fund (Series I)                                   0.49          0.5  to 0.9             4.83% to   5.24%
Seligman Communications and Information Portfolio (Class II)               0.00          0.5  to 0.9             9.86% to  10.31%
Seligman Capital Portfolio (Class II)                                      0.00          0.5  to 0.9             7.32% to   7.77%
Seligman Small Cap Value Portfolio (Class II)                              0.03          0.5  to 0.9            18.53% to  19.01%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           AT DECEMBER 31, 2003
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                          266            $9.345  to  $18.394         $    4,478
Federated High Income Bond Fund II                                          104            11.864  to   14.329              1,404
Federated International Small Company Fund II(c)                              0             6.457  to    9.035                -
Federated Prime Money Fund II                                               314            10.241  to   12.575              3,842
MFS Research Series                                                         335             8.005  to   14.784              4,657
MFS Emerging Growth Series                                                  603             7.021  to   14.538              8,212
MFS Total Return Series                                                     212            10.672  to   19.190              3,767
MFS Bond Series                                                             131            12.258  to   15.592              1,968
MFS Strategic Income Series                                                  43            12.288  to   13.312                556
MFS Utilities Series                                                        320             8.331  to   18.997              5,552
American Century VP Capital Appreciation Fund                               180             7.741  to   10.675              1,904
American Century VP International Fund                                      252             8.388  to   14.379              3,410
American Century VP Value Fund                                              246             8.571  to   11.592              2,176
American Century VP Income and Growth Fund                                  135             6.550  to    9.448                917
American Century VP Inflation Protection Fund (Class II)(d)                   3            10.096  to   10.121                 28
American Century VP Ultra Fund(d)                                             4            11.525  to   11.554                 42
Dreyfus Appreciation Portfolio                                              375             9.234  to   13.756              5,039
Dreyfus Developing Leaders Portfolio                                        526            10.045  to   14.725              7,429
Dreyfus Stock Index Fund, Inc.                                            1,427             8.943  to   13.442             18,547
The Dreyfus Socially Responsible Growth Fund, Inc.                           39             7.536  to   24.221                839
JPMorgan Large Cap Core Equity Portfolio                                     71             8.558  to   13.684                911
JPMorgan Small Company Portfolio                                             66             9.764  to   14.443                923
JPMorgan Mid Cap Value Portfolio(d)                                           4            12.040  to   12.071                 49
Franklin Real Estate Fund (Class II)                                         97            14.305  to   15.707              1,483
Franklin Small Cap Fund (Class II)                                           75             6.286  to    8.883                485
Templeton Developing Markets Securities Fund (Class II)                      35            11.381  to   13.890                399
Templeton Foreign Securities Fund (Class II)                                 57             9.494  to   18.983              1,025
Calamos Growth and Income Portfolio                                         184            11.490  to   14.516              2,561
AIM V. I. Dent Demographic Trends Fund (Series I)                           106             4.518  to    7.781                498
AIM V. I. New Technology Fund (Series I)                                    162             2.490  to    6.752                416
AIM V. I. Premier Equity Fund (Series I)                                    117             6.193  to    7.769                752
Seligman Communications and Information Portfolio (Class II)                134             5.738  to    8.128                804
Seligman Capital Portfolio (Class II)                                       160             5.824  to    7.827                963
Seligman Small Cap Value Portfolio (Class II)(d)                              2            13.173  to   13.206                 23

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2003
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(e)
                                                                         INCOME            LOWEST TO              LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.55%         0.5% to 0.9%       26.55% to      27.06%
Federated High Income Bond Fund II                                         7.08          0.5  to 0.9        21.12% to      21.61%
Federated International Small Company Fund II(c)                           0.00          0.5  to 0.9        38.09% to      38.57%
Federated Prime Money Fund II                                              0.70          0.5  to 0.9        -0.21% to       0.19%
MFS Research Series                                                        0.66          0.5  to 0.9        23.59% to      24.09%
MFS Emerging Growth Series                                                 0.00          0.5  to 0.9        29.07% to      29.59%
MFS Total Return Series                                                    1.70          0.5  to 0.9        15.28% to      15.74%
MFS Bond Series                                                            6.20          0.5  to 0.9         8.36% to       8.80%
MFS Strategic Income Series                                                5.16          0.5  to 0.9         9.39% to       9.83%
MFS Utilities Series                                                       2.26          0.5  to 0.9        34.68% to      35.22%
American Century VP Capital Appreciation Fund                              0.00          0.5  to 0.9        19.39% to      19.87%
American Century VP International Fund                                     0.74          0.5  to 0.9        23.39% to      23.88%
American Century VP Value Fund                                             1.05          0.5  to 0.9        27.79% to      28.32%
American Century VP Income and Growth Fund                                 1.31          0.5  to 0.9        28.18% to      28.70%
American Century VP Inflation Protection Fund (Class II)(d)                1.88          0.5  to 0.9         0.96% to       1.21%
American Century VP Ultra Fund(d)                                          0.00          0.5  to 0.9        15.25% to      15.54%
Dreyfus Appreciation Portfolio                                             1.45          0.5  to 0.9        20.09% to      20.56%
Dreyfus Developing Leaders Portfolio                                       0.03          0.5  to 0.9        30.51% to      31.03%
Dreyfus Stock Index Fund, Inc.                                             1.52          0.5  to 0.9        27.22% to      27.72%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.12          0.5  to 0.9        24.88% to      25.37%
JPMorgan Large Cap Core Equity Portfolio                                   0.70          0.5  to 0.9        27.00% to      27.50%
JPMorgan Small Company Portfolio                                           0.00          0.5  to 0.9        34.76% to      35.29%
JPMorgan Mid Cap Value Portfolio(d)                                        0.00          0.5  to 0.9        20.40% to      20.71%
Franklin Real Estate Fund (Class II)                                       2.40          0.5  to 0.9        34.53% to      35.07%
Franklin Small Cap Fund (Class II)                                         0.00          0.5  to 0.9        36.00% to      36.56%
Templeton Developing Markets Securities Fund (Class II)                    1.30          0.5  to 0.9        51.63% to      52.24%
Templeton Foreign Securities Fund (Class II)                               1.74          0.5  to 0.9        31.03% to      31.55%
Calamos Growth and Income Portfolio                                        3.27          0.5  to 0.9        24.63% to      25.12%
AIM V. I. Dent Demographic Trends Fund (Series I)                          0.00          0.5  to 0.9        36.25% to      36.77%
AIM V. I. New Technology Fund (Series I)                                   0.00          0.5  to 0.9        51.00% to      51.63%
AIM V. I. Premier Equity Fund (Series I)                                   0.35          0.5  to 0.9        23.96% to      24.46%
Seligman Communications and Information Portfolio (Class II)               0.00          0.5  to 0.9        42.77% to      43.33%
Seligman Capital Portfolio (Class II)                                      0.00          0.5  to 0.9        34.53% to      35.06%
Seligman Small Cap Value Portfolio (Class II)(d)                           2.06          0.5  to 0.9        31.73% to      32.06%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

(d) Fund inception date May 14, 2003.

(e) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           AT DECEMBER 31, 2002
                                                                       ----------------------------------------------------------
                                                                                             UNIT FAIR VALUE              NET
                                                                         UNITS                  LOWEST TO                ASSETS
                                                                        (000'S)                  HIGHEST                (000'S)
                                                                       --------      -----------------------------     ----------
Federated American Leaders Fund II                                          293            $7.355  to  $14.535         $    3,834
Federated High Income Bond Fund II                                           99             9.756  to   11.830              1,120
Federated International Small Company Fund II                                10             4.676  to    6.520                 49
Federated Prime Money Fund II                                               370            10.222  to   12.602              4,528
MFS Research Series                                                         348             6.451  to   11.962              3,926
MFS Emerging Growth Series                                                  590             5.418  to   11.264              6,196
MFS Total Return Series                                                     205             9.221  to   16.646              3,185
MFS Bond Series                                                             155            11.267  to   14.389              2,161
MFS Strategic Income Series                                                  42            11.188  to   12.169                503
MFS Utilities Series                                                        321             6.161  to   14.105              4,156
American Century VP Capital Appreciation Fund                               165             6.458  to    8.941              1,466
American Century VP International Fund                                      254             6.771  to   11.653              2,789
American Century VP Value Fund                                              234             6.707  to    9.034              1,604
American Century VP Income & Growth Fund                                    171             5.110  to    7.341                900
Dreyfus Appreciation Portfolio                                              373             7.659  to   11.455              4,195
Dreyfus Small Cap Portfolio                                                 554             7.666  to   11.283              6,018
Dreyfus Stock Index Fund, Inc.                                            1,317             7.002  to   10.566             13,520
The Dreyfus Socially Responsible Growth Fund, Inc.                           35             6.011  to   19.343                621
JPMorgan Equity Portfolio                                                    71             6.712  to   10.746                726
JPMorgan Small Company Portfolio                                             63             7.217  to   10.688                662
Franklin Real Estate Fund (Class II)                                        108            10.591  to   11.644              1,239
Franklin Small Cap Fund (Class II)                                           64             4.652  to    6.505                299
Templeton Developing Markets Securities Fund (Class II)                      20             7.506  to    9.124                147
Templeton Foreign Securities Fund (Class II)                                 52             7.217  to   14.448                718
Calamos Convertible Portfolio                                               185             9.183  to   11.615              2,087
AIM V. I. Dent Demographic Trends Fund (Series I)                            91             3.317  to    5.689                311
AIM V. I. New Technology Fund (Series I)                                     89             1.649  to    4.453                152
AIM V. I. Premier Equity Fund (Series I)                                     98             4.996  to    6.242                500
Seligman Communications and Information Portfolio (Class II)                105             4.019  to    5.671                436
Seligman Capital Portfolio (Class II)                                       140             4.329  to    5.795                625

                                                                                          FOR THE YEAR ENDED
                                                                                           DECEMBER 31, 2002
                                                                      -----------------------------------------------------------
                                                                      INVESTMENT(a)     EXPENSE RATIO(b)       TOTAL RETURN(e)
                                                                         INCOME            LOWEST TO              LOWEST TO
                                                                          RATIO             HIGHEST                HIGHEST
                                                                      ------------     ---------------     ----------------------
Federated American Leaders Fund II                                         1.12%         0.5% to 0.9%       -20.93% to    -20.61%
Federated High Income Bond Fund II                                         9.87%         0.5  to 0.9          0.48% to      0.88%
Federated International Small Company Fund II                              0.00%         0.5  to 0.9        -18.22% to    -17.88%
Federated Prime Money Fund II                                              1.40%         0.5  to 0.9          0.49% to      0.90%
MFS Research Series                                                        0.27%         0.5  to 0.9        -25.21% to    -24.92%
MFS Emerging Growth Series                                                 0.00%         0.5  to 0.9        -34.36% to    -34.10%
MFS Total Return Series                                                    1.65%         0.5  to 0.9         -6.02% to     -5.64%
MFS Bond Series                                                            5.06%         0.5  to 0.9          7.94% to      8.38%
MFS Strategic Income Series                                                3.32%         0.5  to 0.9          7.43% to      7.86%
MFS Utilities Series                                                       2.63%         0.5  to 0.9        -23.45% to    -23.15%
American Century VP Capital Appreciation Fund                              0.00%         0.5  to 0.9        -21.91% to    -21.59%
American Century VP International Fund                                     0.80%         0.5  to 0.9        -21.08% to    -20.76%
American Century VP Value Fund                                             0.76%         0.5  to 0.9        -13.40% to    -13.06%
American Century VP Income & Growth Fund                                   1.02%         0.5  to 0.9        -20.09% to    -19.77%
Dreyfus Appreciation Portfolio                                             1.12%         0.5  to 0.9        -17.46% to    -17.13%
Dreyfus Small Cap Portfolio                                                0.04%         0.5  to 0.9        -19.85% to    -19.53%
Dreyfus Stock Index Fund, Inc.                                             1.36%         0.5  to 0.9        -23.06% to    -22.75%
The Dreyfus Socially Responsible Growth Fund, Inc.                         0.22%         0.5  to 0.9        -29.58% to    -29.29%
JPMorgan Equity Portfolio                                                  0.05%         0.5  to 0.9        -25.30% to    -25.01%
JPMorgan Small Company Portfolio                                           0.20%         0.5  to 0.9        -22.35% to    -22.04%
Franklin Real Estate Fund (Class II)                                       0.00%         0.5  to 0.9          1.15% to      1.56%
Franklin Small Cap Fund (Class II)                                         0.25%         0.5  to 0.9        -29.32% to    -29.04%
Templeton Developing Markets Securities Fund (Class II)                    1.11%         0.5  to 0.9         -1.04% to     -0.65%
Templeton Foreign Securities Fund (Class II)                               1.57%         0.5  to 0.9        -19.30% to    -18.96%
Calamos Convertible Portfolio                                              3.47%         0.5  to 0.9         -4.96% to     -4.57%
AIM V. I. Dent Demographic Trends Fund (Series I)                          0.00%         0.5  to 0.9        -32.82% to    -32.54%
AIM V. I. New Technology Fund (Series I)                                   0.00%         0.5  to 0.9        -45.61% to    -45.41%
AIM V. I. Premier Equity Fund (Series I)                                   0.38%         0.5  to 0.9        -30.89% to    -30.61%
Seligman Communications and Information Portfolio (Class II)               0.00%         0.5  to 0.9        -36.81% to    -36.55%
Seligman Capital Portfolio (Class II)                                      0.00%         0.5  to 0.9        -33.74% to    -33.47%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Contract Owners
Kansas City Life Variable Life Separate Account
  and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account) (comprised of individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of the Kansas City Life Variable Life Separate Account as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Kansas City, Missouri
April 25, 2007

                                     PART C

                                OTHER INFORMATION

Item 26.  Exhibits

(a) Board of Directors Resolutions.

        Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account
        (1)

(b) Custodian Agreements. Not Applicable.

(c) Underwriting Contracts.

    1) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (2)
    2)  Schedule of Sales Commissions (3)

(d) Contracts.

    1)  Specimen Contract Form (3)
    2)  Contract Split Option Rider (3)
    3)  Joint First to Die Term Life Insurance Rider (3)
    4)  Joint Survivorship Four-Year Term Life Insurance Rider (3)

(e) Applications.

        Application Form (1)

(f) Depositor's Certificate of Incorporation and By-Laws.

    1)  Articles of Incorporation of Bankers Life Association of Kansas City (1)
    2)  Restated Articles of Incorporation of Kansas City Life Insurance Company
        (1)
    3)  By-Laws of Kansas City Life Insurance Company (1)

(g) Reinsurance Contracts.

(h) Participation Agreements.

    1) Participation Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services Company (1)

    2) Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc. and Investors Research Corporation (1)

    3) Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II and Federated Prime Money Fund II. (1)

    4) Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and The Dreyfus Life and Annuity Index Fund, Inc. (3)

    5) Participation Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II (4)

    6) Participation Agreement between Kansas City Life Insurance Company and each of Calamos Advisors Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc. (5)

    7) Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (6)

    8) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) (4)

    9) Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated International Small Company Fund II. (6)

   10) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company.
   (6)

   11) Form of Fund Participation Agreement between Kansas City Life Insurance Company, Seligman Portfolios, Inc., and Seligman Advisors, Inc. (6)

   12) Form of Fund Participation Agreement between Kansas City Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV, (9)

(i) Administrative Contracts. Not Applicable.

(j) Other Material Contracts.

    1) Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (9)

    2) Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (9)

    3) Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (9)

    4) Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (9)

    5) Rule 22c-2 Agreement between Federated Securities Corp., ("FSC") and Kansas City Life Insurance Company dated March 7, 2007. (9)

    6) Rule 22c-2 Agreement between Franklin Templeton Variable Insurance Products Trust and Kansas City Life Insurance Company dated April 16, 2007. (9)

    7) Rule 22c-2 Agreement between J.P. Morgan Series Trust II and Kansas City Life Insurance Company dated March 5, 2007. (9)

    8) Rule 22c-2 Agreement between MFS Fund Distributors, Inc., ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (9)

    9) Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (9)

(k) Legal Opinion.

    1) Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered (3)

(l) Actuarial Opinion. NA

(m) Calculations. NA

(n) Other Opinions.

    1)  Consent of KPMG LLP
    2)  Consent of Sutherland Asbill & Brennan LLP

(o) Omitted Financial Statements. Not Applicable.

(p) Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures. (4)
__________
*   filed herewith

(1) Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033- 95354).

(2) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 25, 1995 (File No. 033-89984).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on July 15, 1997 (File No. 333-25443).

(4) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 19, 1999 (File No. 033-95354).

(5) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 29, 1999 (File No. 333-25443).

(6) Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on August 28, 2000 (File No. 033-89984).

(7) Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2001 (File No. 333-25443).

(8) Incorporated herein by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 333-25443).

(9) Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

Item 27.  Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS*                      POSITION AND OFFICES WITH DEPOSITOR
------------------------------------                      -----------------------------------
R. Philip Bixby                                 Director, Chairman of the Board, President and CEO
Tracy W. Knapp                                  Director, Senior Vice President, Finance
Charles R. Duffy, Jr.                           Senior Vice President, Operations
William A. Schalekamp                           Director, Vice President, General Counsel and Secretary
Mark A. Milton                                  Senior Vice President, Actuary
Brent C. Nelson                                 Vice President and Controller
Walter E. Bixby                                 Director, Vice Chairman of the Board
Mary M McCalla                                  Treasurer
Daryl D. Jensen                                 Director
Nancy Bixby Hudson                              Director
Webb R. Gilmore                                 Director
Warren J. Hunzicker, M.D                        Director
Richard L. Finn                                 Director
Bradford T. Nordholm                            Director
Larry Winn, Jr.                                 Director
William R. Blessing                             Director
Cecil R. Miller                                 Director
Michael Braude                                  Director
Kathleen A. Hunzicker, M.D                      Vice President and Medical Director
Robert J. Milroy                                Vice President, Underwriting and New Business
David A. Laird                                  Assistant Vice President, Assistant Controller

* The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

       NAME                                        JURISDICTION      PERCENT OF VOTING SECURITIES OWNED
       ----                                        ------------      ----------------------------------
Sunset Life Insurance Company of America           Washington        Ownership of all voting securities by depositor

Sunset Financial Services, Inc.                    Washington        Ownership of all voting securities by Sunset Insurance
                                                                     Company of America
KCL Service Company                                 Missouri         Ownership of all voting securities by depositor

Old American Insurance Company                      Missouri         Ownership of all voting securities by depositor

Kansas City Life Financial Group, Inc.              Missouri         Ownership of all voting securities by depositor

Item 29.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article
XII:

1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this
Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

        Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

        Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

(a) Other Activity. In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b) Management. The directors and principal officers of Sunset Financial Services, Inc. are as follows:

         NAME AND PRINCIPAL                            POSITIONS AND OFFICES
         BUSINESS ADDRESS*                             WITH SUNSET FINANCIAL SERVICES, INC.
         ------------------                            ------------------------------------
         Bruce Oberdling                               President, Director
         Gary K. Hoffman                               Secretary, Director
         Brent C. Nelson                               Treasurer
         Walter E. Bixby                               Director
         Charles R. Duffy, Jr.                         Director
         R. Philip Bixby                               Chairman of the Board and Director
         Kelly T. Ullom                                Vice President
         Donald E. Krebs                               Vice President, Director
         Susanna J. Denney                             Vice President
         Janice L. Brandt                              Assistant Vice President
         Kim Kirkman                                   Assistant Vice President
         Dustin S. Meza                                Assistant Vice President

___________

* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

     (1)                   (2)                    (3)                   (4)                  (5)
   NAME OF           NET UNDERWRITING
   PRINCIPAL          DISCOUNTS AND         COMPENSATION ON           BROKERAGE              OTHER
 UNDERWRITER           COMMISSIONS            REDEMPTION             COMMISSIONS          COMPENSATION
 -----------         ----------------       ----------------         -----------          ------------
Sunset Financial      $0.00                      None                    N/A                  N/A
 Services, Inc.

Item 31.  Location of Accounts and Records

        All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32.  Management Services

        All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

        Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 30th day of April, 2007.

                                             Kansas City Life Variable Annuity
                                             Separate Account

                                             -----------------------------
                                             Registrant
(SEAL)
                                             Kansas City Life Insurance Company

                                             ------------------------------
                                             Depositor

Attest:                                      By:
        -----------------------------            ---------------------------
William A. Schalekamp                        R. Philip Bixby, President, CEO and
                                             Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                             Title                                  Date
/s/ R. Philip Bixby
--------------------------            Director, President, Chairman          April 30, 2007
R. Philip Bixby                       of the Board, President and CEO

/s/ Brent C. Nelson
--------------------------            Vice President and Controller          April 30, 2007
Brent C. Nelson                       (Principal Accounting Officer)

/s/ Walter E. Bixby
--------------------------            Director, Vice Chairman of the         April 30, 2007
Walter E. Bixby                       Board

/s/ Daryl D. Jensen
--------------------------            Director                               April 30, 2007
Daryl D. Jensen

/s/ William A. Schalekamp
--------------------------            Director                               April 30, 2007
William A. Schalekamp

/s/ Tracy W. Knapp
--------------------------            Senior Vice President, Finance,        April 30, 2007
Tracy W. Knapp                        Director

/s/ Webb R. Gilmore
--------------------------            Director                               April 30, 2007
Webb R. Gilmore

--------------------------            Director                               April 30, 2007
Warren J. Hunzicker, M.D.

Signature                             Title                                  Date
/s/ Richard L. Finn
--------------------------            Director                               April 30, 2007
Richard L. Finn

/s/ Bradford T. Nordholm
--------------------------            Director                               April 30, 2007
Bradford T. Nordholm

/s/ E. Larry Winn
--------------------------            Director                               April 30, 2007
E. Larry Winn, Jr.

/s/ Nancy Bixby Hudson
--------------------------            Director                               April 30, 2007
Nancy Bixby Hudson

/s/ William R. Blessing
--------------------------            Director                               April 30, 2007
William R. Blessing

/s/ Cecil R. Miller
--------------------------            Director                               April 30, 2007
Cecil R. Miller

/s/ Michael Braude
--------------------------            Director                               April 30, 2007
Michael Braude

          SUPPLEMENT DATED MAY 1, 2007 TO PROSPECTUS DATED MAY 1, 2007
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                            SURVIVORSHIP VUL CONTRACT
                                    ILLINOIS

--------------------------------------------------------------------------------
  For Contracts sold in the state of Illinois, we change the Prospectus as follows:

  o Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the Guaranteed Monthly Premium and Guaranteed Payment Period.

  The Guaranteed Payment Period and Guaranteed Monthly Premium provisions guarantee that your policy will remain in effect for five years following the Contract Date, provided that you meet the Guaranteed Monthly Premium requirement. The Guaranteed Payment Period and Guaranteed Monthly Premium provisions are part of each Contract and we do not charge for these provisions. Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the Guaranteed Payment Period and Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select. These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed.

  The Guaranteed Monthly Premium and Guaranteed Payment Period provisions operate as follows:
        GUARANTEED PAYMENT PERIOD --The five years following the Contract Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:
          (1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date; or
          (2) total Premiums paid must be equal to or greater than the Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

    GUARANTEED MONTHLY PREMIUMS--If you pay the Guaranteed Monthly Premium, your Contract will not lapse during the Guaranteed Payment Period. The Guaranteed Monthly Premium will change for the remainder of the Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders. A decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium during the Guaranteed Payment Period. We show the initial Guaranteed Monthly Premium in the Contract.

                                     (over)

--------------------------------------------------------------------------------

  o The Grace Period provision in the Contract is also impacted by the fact that the Guaranteed Payment Period and Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit. Replace any reference to or discussion of the Grace Period with the following description. The Grace Period operates as follows:

        GRACE PERIOD--The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the Guaranteed Payment Period has expired.

           During the Guaranteed Payment Period: A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:
                    X + Y + Z
           "X" is the accumulated Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.
           "Y" is the amount of current indebtedness.
           "Z" is the total amount of partial surrenders.

           A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force. The Premium required to keep this Contract in force will be an amount equal to the lesser of:(1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

           After the Guaranteed Payment Period: A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

           A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force. You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

        This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

        If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

   o We limit scheduled increases to the Additional Insurance Amount to between 0-10% instead of between 0-25%.

5642                                                                       5-01b

   -----------------------------------------------------------------------------
          SUPPLEMENT DATED MAY 1, 2007 TO PROSPECTUS DATED MAY 1, 2007
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                            SURVIVORSHIP VUL CONTRACT

                                    MARYLAND
   -----------------------------------------------------------------------------
   For Contracts sold in the state of Maryland, we change the Prospectus as follows:

   o Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the No-Lapse Guaranteed Monthly Premium and No-Lapse Guaranteed Payment Period.

      The No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium provisions guarantee that your policy will remain in effect for five years following the Contract Date, if you meet the No-Lapse Guaranteed Monthly Premium requirement. The No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium are part of each Contract and we do not charge for these provisions. Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the No-Lapse Guaranteed Payment Period and No- Lapse Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select. These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed.

      The No-Lapse Guaranteed Monthly Premium and No-Lapse Guaranteed Payment Period provisions operate as follows:

      NO-LAPSE GUARANTEED PAYMENT PERIOD -- The five years following the Contract Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:
      (1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date; or
      (2) total Premiums paid must be equal to or greater than the No-Lapse Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

      NO-LAPSE GUARANTEED MONTHLY PREMIUM -- If you pay the No-Lapse Guaranteed Monthly Premium, your Contract will not lapse during the No-Lapse Guaranteed Payment Period. The No-Lapse Guaranteed Monthly Premium will change for the remainder of the No-Lapse Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders. A decrease in the Total Sum Insured will not decrease the No-Lapse Guaranteed Monthly Premium during the Guaranteed Payment Period. We show the initial No-Lapse Guaranteed Monthly Premium in the Contract.

   o The Grace Period provision in the Contract is also impacted by the fact that the No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit. Replace any reference to or discussion of the Grace Period with the following description. The Grace Period operates as follows:

      GRACE PERIOD -- The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the No-Lapse Guaranteed Payment Period has expired.

      During the No-Lapse Guaranteed Payment Period: A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:

                                      X + Y + Z

      "X" is the accumulated No-Lapse Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.
      "Y" is the amount of current indebtedness.
      "Z" is the total amount of partial surrenders.

      A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force. The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

      After the No-Lapse Guaranteed Payment Period: A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

      A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force. You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

      This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

      If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

   o We limit scheduled increases to the Additional Insurance Amount to between 0 - 10% instead of between 0 - 25%.

5646                                                                       5-01b

          SUPPLEMENT DATED MAY 1, 2007 TO PROSPECTUS DATED MAY 1, 2007
                 KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
                            SURVIVORSHIP VUL CONTRACT
                                  MASSACHUSETTS
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   For Contracts sold in the state of Massachusetts, we change the Prospectus as follows:

   o Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the Guaranteed Monthly Premium and Guaranteed Payment Period.

   The Guaranteed Payment Period and Guaranteed Monthly Premium guarantee that your Contract will remain in effect for five years following the Issue Date if you meet the Guaranteed Monthly Premium requirement. The Guaranteed Payment Period and Guaranteed Monthly Premium are part of each Contract and we do not charge for these provisions. Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the Guaranteed Payment Period and Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select. These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed.

   The Guaranteed Monthly Premium and Guaranteed Payment Period provisions operate as follows:
        GUARANTEED PAYMENT PERIOD --The five years following the Issue Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:
           (1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date ; or
           (2) total Premiums paid must be equal to or greater than the Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

      GUARANTEED MONTHLY PREMIUMS--If you pay the Guaranteed Monthly Premium, your Contract will not lapse during the Guaranteed Payment Period. The Guaranteed Monthly Premium will change for the remainder of the Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders. A decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium during the Guaranteed Payment Period. We show the initial Guaranteed Monthly Premium in the Contract.

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                                                (over)

   o The Grace Period provision in the Contract is also impacted by the fact that the Guaranteed Payment Period and Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit. Replace any reference to or discussion of the Grace Period with the following description. The Grace Period operates as follows:

        GRACE PERIOD--The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the Guaranteed Payment Period has expired.

           During the Guaranteed Payment Period : A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:
                    X + Y + Z
           "X" is the accumulated Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.
           "Y" is the amount of current indebtedness.
           "Z" is the total amount of partial surrenders.

           A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force. The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

           After the Guaranteed Payment Period: A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

           A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force. You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

        This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

        If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

   o The term "Issue Date" replaces any reference in the prospectus to "Contract Date."

   o We limit scheduled increases to the Additional Insurance Amount to between 0-10% instead of between 0-25%.

5641                                                                       5-01b